UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21311

PIMCO High Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

January 31, 2021

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended January 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended January 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were also significantly impacted by the pandemic, but are expected to improve in 2021. In its January 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.2%, 4.5% and 3.1%, respectively. For comparison purposes, the GDP of these economies were projected to be -7.2%, -10.0% and -5.1%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields were unchanged overall, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.11% at the end of the reporting period, versus 0.55% on July 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -0.63%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 1.03%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML

2	PIMCO CLOSED-END FUNDS

Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 6.94%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.79%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.91%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.47%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 16.21%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 24.07%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 30.43% and European equities, as represented by the MSCI Europe Index (in EUR), returned 11.61%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $43 a barrel. Brent crude oil ended the reporting period at roughly $55 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -2.53%, -4.57% and -0.87% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO closed-end funds investments, please contact your financial advisor or call the funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yield of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those investment strategies that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may seek to generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other

4	PIMCO CLOSED-END FUNDS

investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s NAV. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any)

and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

In addition, because the fees received by PIMCO are based on the average weekly total managed assets (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus any accrued liabilities (other than liabilities representing leverage) of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, and on the average daily net asset value (including daily net assets attributable to any preferred shares that may be outstanding) of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund, PIMCO has a financial incentive for a Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the common shareholders of a Fund, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could

SEMIANNUAL REPORT	|	JANUARY 31, 2021	5

Important Information About the Funds	(Cont.)

lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’s enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an

average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019 and the effects it may have on the market for mortgage-backed securities are uncertain.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, distressed and defaulted securities risk, contingent convertible securities risk, high yield securities risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, prepayment risk, privately issued mortgage-related securities risk, mortgage–related and other asset-backed securities risk, foreign (non-U.S.) investment risk, “covenant-lite” obligations risk, subprime risk, emerging markets risk, currency risk, redenomination risk, management risk, inflation-indexed security risk, senior debt risk, loans and other indebtedness; participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, valuation risk, segregation and coverage risk, focused investment risk, credit default swaps risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory changes risk, regulatory risk — LIBOR, regulatory risk – commodity pool operator, tax risk, market disruptions risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, zero-coupon bond, step-ups and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk, convertible

6	PIMCO CLOSED-END FUNDS

securities risk, market discount risk, interest rate risk, leverage risk, call risk, derivatives risk, synthetic convertible securities risk, operational risk, cybersecurity risk, structured investments risk, collateralized loan obligations risk, distribution risk and restricted securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset- backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage- related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	7

Important Information About the Funds	(Cont.)

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher- rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency

8	PIMCO CLOSED-END FUNDS

risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures

SEMIANNUAL REPORT	|	JANUARY 31, 2021	9

Important Information About the Funds	(Cont.)

that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 844.337.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements already requiring compliance starting from August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief, after a one-year transition period, from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of January 31, 2021†§

Corporate Bonds & Notes	53.0%

Loan Participations and Assignments	15.1%

Asset-Backed Securities	8.5%

Non-Agency Mortgage-Backed Securities	7.5%

Short-Term Instruments	4.1%

U.S. Government Agencies	2.6%

Sovereign Issues	2.5%

Preferred Securities	2.2%

Municipal Bonds & Notes	1.2%

Warrants	1.2%

Real Estate Investment Trusts	1.1%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2021(1)

Market Price	$17.88

NAV	$14.14

Premium/(Discount) to NAV	26.45%

Market Price Distribution Rate(2)	8.72%

NAV Distribution Rate(2)	11.03%

Total Effective Leverage(3)	44%

Average Annual Total Return(1) for the period ended January 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	22.32%	1.33%	18.13%	12.10%	13.93%
NAV	20.80%	7.95%	14.71%	12.76%	13.81%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Short exposure to the long end of the yield curve contributed to absolute performance, as rates increased.

»	Exposure to U.S. mortgage credit contributed to absolute performance, as the asset class posted positive returns.

»	Long exposure to the intermediate portion of the yield curve detracted from absolute performance, as rates increased.

»	Exposure to Argentine emerging market debt detracted from performance, as the sector posted negative returns.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	11

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of January 31, 2021†§

Corporate Bonds & Notes	48.3%

Loan Participations and Assignments	10.6%

Asset-Backed Securities	10.1%

Non-Agency Mortgage-Backed Securities	9.3%

Preferred Securities	4.7%

Short-Term Instruments	3.8%

Sovereign Issues	3.0%

U.S. Government Agencies	2.9%

Municipal Bonds & Notes	2.7%

Real Estate Investment Trusts	1.6%

Warrants	1.5%

Common Stocks	1.1%

Convertible Bonds & Notes	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2021(1)

Market Price	$17.19

NAV	$14.31

Premium/(Discount) to NAV	20.13%

Market Price Distribution Rate(2)	7.85%

NAV Distribution Rate(2)	9.43%

Total Effective Leverage(3)	33%

Average Annual Total Return(1) for the period ended January 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	17.38%	(5.06)%	15.25%	11.11%	11.82%
NAV	18.13%	6.59%	11.63%	10.85%	11.66%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Short exposure to the long end of the yield curve contributed to absolute performance, as rates increased.

»	Exposure to U.S. mortgage credit contributed to absolute performance, as the asset class posted positive returns.

»	Long exposure to the intermediate portion of the yield curve detracted from absolute performance, as rates increased.

»	Exposure to Argentine emerging market debt detracted from performance, as the sector posted negative returns.

12	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE -  PHK

Allocation Breakdown as of January 31, 2021†§

Corporate Bonds & Notes	45.3%

Loan Participations and Assignments	9.5%

Preferred Securities	9.0%

Non-Agency Mortgage-Backed Securities	8.9%

Asset-Backed Securities	7.3%

Municipal Bonds & Notes	5.5%

U.S. Government Agencies	4.6%

Short-Term Instruments	2.9%

Sovereign Issues	2.2%

Real Estate Investment Trusts	1.9%

Warrants	1.4%

Common Stocks	1.1%

Convertible Bonds & Notes	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2021(1)

Market Price	$6.09

NAV	$5.83

Premium/(Discount) to NAV	4.46%

Market Price Distribution Rate(2)	9.46%

NAV Distribution Rate(2)	9.88%

Total Effective Leverage(3)	34%

Average Annual Total Return(1) for the period ended January 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	23.87%	(9.71)%	7.29%	4.79%	8.33%
NAV	23.05%	4.74%	13.14%	12.15%	11.47%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to the long end of the yield curve contributed to absolute performance, as rates increased.

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to structured credit contributed to absolute performance, as the asset class posted positive returns.

»	Long exposure to the intermediate portion of the yield curve detracted from absolute performance, as rates increased.

»	Exposure to Argentine emerging market debt detracted from performance, as the sector posted negative returns.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	13

PIMCO Income Strategy Fund

Symbol on NYSE -  PFL

Allocation Breakdown as of January 31, 2021†§

Corporate Bonds & Notes	55.4%

Loan Participations and Assignments	11.2%

Asset-Backed Securities	9.7%

Non-Agency Mortgage-Backed Securities	5.0%

Short-Term Instruments	4.8%

Preferred Securities	3.5%

Sovereign Issues	2.9%

Municipal Bonds & Notes	2.1%

U.S. Government Agencies	1.6%

Warrants	1.3%

Real Estate Investment Trusts	1.3%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2021(1)

Market Price	$11.48

NAV	$10.60

Premium/(Discount) to NAV	8.30%

Market Price Distribution Rate(2)	9.41%

NAV Distribution Rate(2)	10.19%

Total Effective Leverage(3)	36%

Average Annual Total Return(1) for the period ended January 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	21.62%	6.45%	15.37%	9.87%	7.46%
NAV	18.55%	8.05%	11.85%	9.99%	7.36%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Short exposure to the long end of the yield curve contributed to absolute performance, as rates increased.

»	Exposure to structured credit contributed to absolute performance, as the asset class posted positive returns.

»	Long exposure to the intermediate portion of the yield curve detracted from absolute performance, as rates increased.

»	Exposure to Argentine emerging market debt detracted from performance, as the sector posted negative returns.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE -  PFN

Allocation Breakdown as of January 31, 2021†§

Corporate Bonds & Notes	54.5%

Loan Participations and Assignments	10.7%

Non-Agency Mortgage-Backed Securities	9.0%

Asset-Backed Securities	7.8%

Short-Term Instruments	4.3%

Preferred Securities	3.9%

Municipal Bonds & Notes	2.4%

Sovereign Issues	1.9%

U.S. Government Agencies	1.5%

Warrants	1.4%

Real Estate Investment Trusts	1.3%

Common Stocks	1.0%

Convertible Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2021(1)

Market Price	$9.98

NAV	$9.41

Premium/(Discount) to NAV	6.06%

Market Price Distribution Rate(2)	9.62%

NAV Distribution Rate(2)	10.20%

Total Effective Leverage(3)	36%

Average Annual Total Return(1) for the period ended January 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	18.48%	3.89%	14.54%	10.35%	6.62%
NAV	16.70%	6.71%	11.48%	10.02%	6.55%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Short exposure to the long end of the yield curve contributed to absolute performance, as rates increased.

»	Exposure to U.S. mortgage credit contributed to absolute performance, as the asset class posted positive returns.

»	Long exposure to the intermediate portion of the yield curve detracted from absolute performance, as rates increased.

»	Exposure to Argentine emerging market debt detracted from performance, as the sector posted negative returns.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	15

Financial Highlights

			Investment Operations			Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)		From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

08/01/2020 - 01/31/2021+	$12.44		$0.66	$1.54		$(0.00)	$0.00	$2.20	$(0.78)	$0.00	$0.00	$(0.78)

07/31/2020	14.66		1.36	(2.41)		(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019	14.80	(j)	1.36	0.09		(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16		(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06		(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

07/31/2016	14.23		1.30	(0.65)		(0.02)	0.00	0.63	(1.59)	0.00	0.00	(1.59)

PIMCO Corporate & Income Strategy Fund

08/01/2020 - 01/31/2021+	$12.76		$0.62	$1.58		$(0.00)	$0.00	$2.20	$(0.68)	$0.00	$0.00	$(0.68)

07/31/2020	14.94		1.31	(2.07)		(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019	14.90	(j)	1.22	0.20		(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)		(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70		(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

07/31/2016	14.75		1.24	(0.84	)(h)	(0.01)	0.00	0.39 (i)	(1.37)	0.00	0.00	(1.37)

PIMCO High Income Fund

08/01/2020 - 01/31/2021+	$5.01		$0.29	$0.82		$(0.00)	$0.00	$1.11	$(0.29)	$0.00	$0.00	$(0.29)

07/31/2020	6.38		0.65	(1.30)		(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019	6.54	(j)	0.61	0.11		(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01		(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71		(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

07/31/2016	7.37		0.74	(0.48	)(h)	(0.00)	0.00	0.26 (i)	(1.18)	0.00	(0.08)	(1.26)

PIMCO Income Strategy Fund

08/01/2020 - 01/31/2021+	$9.46		$0.46	$1.21		$(0.01)	$0.00	$1.66	$(0.54)	$0.00	$0.00	$(0.54)

07/31/2020	11.00		1.01	(1.52)		(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019	11.14	(j)	0.90	0.02		(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)		(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31		(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

07/31/2016	11.46		0.88	(0.70)		(0.03)	0.00	0.15	(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II

08/01/2020 - 01/31/2021+	$8.53		$0.40	$0.95		$(0.01)	$0.00	$1.34	$(0.48)	$0.00	$0.00	$(0.48)

07/31/2020	9.91		0.86	(1.32)		(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019	10.07	(j)	0.83	0.04		(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)		(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10		(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

07/31/2016	10.27		0.87	(0.67)		(0.02)	0.00	0.18	(1.03)	0.00	0.00	(1.03)

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share				Ratios/Supplemental Data
										Ratios to Average Net Assets(f)
Increase Resulting From Common Share Offering		Offering Cost Charged to Paid in Capital		Increase Resulting from Tender of ARPS(c)	Net Asset Value End of Year or Period(a)		Market Price End of Year or Period	Total Investment Return(e)	Net Assets Applicable to Common Shareholders (000s)	Expenses(g)		Expenses Excluding Waivers(g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

	$0.28		$0.00	$0.00	$14.14		$17.88	22.32%	$1,547,760	1.12	%*	1.12	%*	0.77	%*	0.77	%*	9.98	%*	30%

	0.47		(0.00)	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

	0.15		0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

	0.12		0.00	0.00	14.80	(j)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

	0.10		0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		39

	N/A		N/A	0.00	13.27		14.75	16.09	946,843	0.89		0.89		0.85		0.85		9.93		45

	$0.03		$0.00	$0.00	$14.31		$17.19	17.38%	$578,784	1.20	%*	1.20	%*	0.88	%*	0.88	%*	9.25	%*	25%

	N/A		N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

	N/A		N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		18

	N/A		N/A	0.00	14.90	(j)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

	N/A		N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		38

	N/A		N/A	0.51	14.28		15.43	24.21	553,569	1.10		1.10		1.02		1.02		8.91		43

$	N/A	$	N/A	$0.00	$5.83		$6.09	23.87%	$777,282	1.18	%*	1.18	%*	0.86	%*	0.86	%*	10.70	%*	39%

	N/A		N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

	N/A		N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

	N/A		N/A	0.00	6.54	(j)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

	N/A		N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		32

	N/A		N/A	0.26	6.63		10.03	19.92	841,102	1.08		1.08		0.95		0.95		11.20		42

	$0.03		$0.00	$0.00	$10.61		$11.48	21.62%	$351,459	1.66	%*	1.66	%*	1.36	%*	1.36	%*	9.28	%*	21%

	0.09		(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

	0.06		0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

	N/A		N/A	0.00	11.14	(j)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

	N/A		N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		40

	N/A		N/A	0.00	10.53		10.48	12.41	266,347	1.17		1.17		1.13		1.13		8.49		38

	$0.02		$0.00	$0.00	$9.41		$9.98	18.48%	$700,777	1.57	%*	1.57	%*	1.28	%*	1.28	%*	8.96	%*	17%

	0.07		(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

	0.04		0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

	N/A		N/A	0.00	10.07	(j)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

	N/A		N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		26

	N/A		N/A	0.00	9.42		9.39	11.92	556,840	1.14		1.14		1.07		1.07		9.25		38

SEMIANNUAL REPORT	|	JANUARY 31, 2021	17

Financial Highlights	(Cont.)

Ratios/Supplemental Data
	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Corporate & Income Opportunity Fund
8/1/2020 - 1/31/2021+	212,650,000	206,958	25,000	N/A
7/31/2020	212,650,000	171,815	25,000	N/A
7/31/2019	212,650,000	176,730	25,000	N/A
7/31/2018	237,950,000	153,072	25,000	N/A
7/31/2017	237,950,000	144,819	25,000	N/A
7/31/2016	237,950,000	124,468	25,000	N/A

PIMCO Corporate & Income Strategy Fund
8/1/2020 - 1/31/2021+	23,525,000	640,063	25,000	N/A
7/31/2020	23,525,000	566,423	25,000	N/A
7/31/2019	23,525,000	653,838	25,000	N/A
7/31/2018	55,525,000	289,023	25,000	N/A
7/31/2017	55,525,000	294,755	25,000	N/A
7/31/2016	55,525,000	274,223	25,000	N/A

PIMCO High Income Fund
8/1/2020 - 1/31/2021+	58,050,000	359,740	25,000	N/A
7/31/2020	58,050,000	311,018	25,000	N/A
7/31/2019	58,050,000	384,900	25,000	N/A
7/31/2018	101,975,000	232,587	25,000	N/A
7/31/2017	101,975,000	241,894	25,000	N/A
7/31/2016	101,975,000	231,185	25,000	N/A

PIMCO Income Strategy Fund
8/1/2020 - 1/31/2021+	45,200,000	219,355	25,000	N/A
7/31/2020	45,200,000	188,225	25,000	N/A
7/31/2019	45,200,000	193,873	25,000	N/A
7/31/2018	51,275,000	163,725	25,000	N/A
7/31/2017	51,275,000	168,552	25,000	N/A
7/31/2016	51,275,000	154,837	25,000	N/A

PIMCO Income Strategy Fund II
8/1/2020 - 1/31/2021+	87,425,000	225,350	25,000	N/A
7/31/2020	87,425,000	198,210	25,000	N/A
7/31/2019	87,425,000	205,928	25,000	N/A
7/31/2018	92,450,000	187,429	25,000	N/A
7/31/2017	92,450,000	190,527	25,000	N/A
7/31/2016	92,450,000	175,544	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

Auction-Rate Preferred Shareholders (“ARPS”) asset coverage per share is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference. See Note 14, Auction-Rate Preferred Shares, in the Notes to Financial Statements for more information.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of (0.33) and (0.22), respectively.

(i)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of 0.90 and 0.52, respectively.

(j)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.
[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Auction-Rate Preferred Shares, in the notes to Financial Statements for more information.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Assets and Liabilities	January 31, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$2,593,505	$854,010	$1,144,023	$532,086	$1,045,414
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,655	1,308	4,637	679	1,546
Over the counter	4,922	642	813	475	912
Cash	85	175	1	37	294
Deposits with counterparty	40,601	16,054	32,676	10,836	19,270
Foreign currency, at value	4,022	1,245	1,517	779	1,482
Receivable for investments sold	40,411	5,589	20,336	7,469	10,046
Receivable for TBA investments sold	26,887	16,736	62,482	0	0
Receivable for Fund shares sold	1,594	95	0	190	667
Interest and/or dividends receivable	23,753	7,633	11,370	4,855	9,636
Other assets	506	346	7	288	264
Total Assets	2,738,941	903,833	1,277,862	557,694	1,089,531

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$793,569	$252,169	$313,197	$141,837	$274,431
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,861	889	3,800	482	1,098
Over the counter	8,280	186	439	238	427
Payable for investments purchased	55,718	9,519	10,080	5,527	5,303
Payable for TBA investments purchased	49,440	25,022	93,042	0	0
Payable for unfunded loan commitments	34,522	4,302	6,602	5,663	5,193
Deposits from counterparty	20,044	4,475	8,457	3,903	8,189
Distributions payable to common shareholders	14,159	4,531	6,397	2,969	5,930
Distributions payable to auction rate preferred shareholders	5	0	1	8	19
Accrued management fees	873	372	486	358	682
Other liabilities	60	59	29	50	57
Total Liabilities	978,531	301,524	442,530	161,035	301,329

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,547,760	$578,784	$777,282	$351,459	$700,777

Net Assets Applicable to Common Shareholders Consist of:
Par value^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,667,841	601,092	991,407	372,698	755,833
Distributable earnings (accumulated loss)	(120,082)	(22,308)	(214,126)	(21,239)	(55,057)

Net Assets Applicable to Common Shareholders	$1,547,760	$578,784	$777,282	$351,459	$700,777

Net Asset Value Per Common Share(a)	$14.14	$14.31	$5.83	$10.61	$9.41

Common Shares Outstanding	109,465	40,436	133,278	33,137	74,464

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$2,531,616	$827,394	$1,136,691	$516,920	$1,011,713
Cost of foreign currency held	$3,955	$1,147	$1,064	$717	$1,361
Cost or premiums of financial derivative instruments, net	$(16,190)	$980	$111,650	$1,722	$6,475

* Includes repurchase agreements of:	$87,188	$30,067	$30,753	$24,825	$39,793

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	19

Statements of Operations

Six Months Ended January 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest	$76,277	$27,502	$40,790	$17,266	$33,504
Dividends, net of foreign taxes*	718	562	1,652	275	583
Total Income	76,995	28,064	42,442	17,541	34,087

Expenses:

Management fees	5,195	2,270	2,933	2,106	4,015
Trustee fees and related expenses	96	36	51	22	46
Interest expense	2,396	855	1,135	487	939
Auction agent fees and commissions	97	25	39	27	49
Auction rate preferred shares related expenses	15	37	29	29	29
Miscellaneous expense	4	6	38	3	6
Total Expenses	7,803	3,229	4,225	2,674	5,084

Net Investment Income (Loss)	69,192	24,835	38,217	14,867	29,003

Net Realized Gain (Loss):

Investments in securities	(48,710)	(23,444)	(23,858)	(11,856)	(26,990)
Exchange-traded or centrally cleared financial derivative instruments	8,242	4,870	8,434	2,328	5,855
Over the counter financial derivative instruments	(13,112)	(7,422)	(10,757)	(5,192)	(10,333)
Foreign currency	(898)	(194)	(633)	(382)	(557)

Net Realized Gain (Loss)	(54,478)	(26,190)	(26,814)	(15,102)	(32,025)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	189,406	81,336	126,107	48,464	91,018
Exchange-traded or centrally cleared financial derivative instruments	9,642	3,640	3,326	2,305	4,176
Over the counter financial derivative instruments	15,372	4,076	4,438	2,922	5,798
Foreign currency assets and liabilities	1,646	231	2,329	268	480

Net Change in Unrealized Appreciation (Depreciation)	216,066	89,283	136,200	53,959	101,472

Net Increase (Decrease) in Net Assets Resulting from Operations	$230,780	$87,928	$147,603	$53,724	$98,450

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(185)	$(15)	$(40)	$(361)	$(699)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$230,595	$87,913	$147,563	$53,363	$97,751

* Foreign tax withholdings - Dividends	$21	$9	$9	$5	$51

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JANUARY 31, 2021	21

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$69,192	$128,584	$24,835	$52,161
Net realized gain (loss)	(54,478)	(192,954)	(26,190)	(72,741)
Net change in unrealized appreciation (depreciation)	216,066	(37,562)	89,283	(10,212)

Net Increase (Decrease) in Net Assets Resulting from Operations	230,780	(101,932)	87,928	(30,792)
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(185)	(4,901)	(15)	(408)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	230,595	(106,833)	87,913	(31,200)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(81,951)	(149,985)	(27,039)	(56,092)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(81,951)	(149,985)	(27,039)	(56,092)

Common Share Transactions*:

Net proceeds from at-the-market offering	140,769	198,642	6,101	0
Net at-the-market offering costs	18	(93)	0	0
Issued as reinvestment of distributions	9,492	15,873	2,321	4,849

Total increase (decrease) resulting from common share transactions	150,279	214,422	8,422	4,849

Total increase (decrease) in net assets applicable to common shareholders	298,923	(42,396)	69,296	(82,443)

Net Assets Applicable to Common Shareholders:

Beginning of period	1,248,837	1,291,233	509,488	591,931
End of period	$1,547,760	$1,248,837	$578,784	$509,488

* Common Share Transactions:

Shares sold	8,437	11,310	358	0
Shares issued as reinvestment of distributions	603	1,006	152	297

Net increase (decrease) in common shares outstanding	9,040	12,316	510	297

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020

$38,217	$85,274	$14,867	$29,940	$29,003	$58,663
(26,814)	(216,826)	(15,102)	(40,842)	(32,025)	(100,069)
136,200	44,622	53,959	(4,691)	101,472	8,859

147,603	(86,930)	53,724	(15,593)	98,450	(32,547)
(40)	(1,072)	(361)	(1,126)	(699)	(2,180)

147,563	(88,002)	53,363	(16,719)	97,751	(34,727)

(38,299)	(89,285)	(17,354)	(28,689)	(34,871)	(61,121)
0	(4,178)	0	(3,398)	0	(4,395)

(38,299)	(93,463)	(17,354)	(32,087)	(34,871)	(65,516)

0	0	18,738	35,959	28,347	67,156
0	0	10	(39)	50	(125)
3,874	9,621	1,535	2,600	3,649	6,136

3,874	9,621	20,283	38,520	32,046	73,167

113,138	(171,844)	56,292	(10,286)	94,926	(27,076)

664,144	835,988	295,167	305,453	605,851	632,927
$777,282	$664,144	$351,459	$295,167	$700,777	$605,851

0	0	1,765	3,197	2,993	6,557
723	1,534	154	250	411	655

723	1,534	1,919	3,447	3,404	7,212

SEMIANNUAL REPORT	|	JANUARY 31, 2021	23

Statements of Cash Flows

Six Months Ended January 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$230,780	$87,928	$147,603	$53,724	$98,450

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,183,135)	(279,390)	(514,645)	(157,108)	(276,779)
Proceeds from sales of long-term securities	746,570	228,743	421,233	111,913	196,725
(Purchases) Proceeds from sales of short-term portfolio investments, net	(30,379)	(11,379)	16,097	(8,939)	(19,696)
(Increase) decrease in deposits with counterparty	(12,550)	(6,259)	(7,207)	(4,906)	(6,237)
(Increase) decrease in receivable for investments sold	(33,371)	2,538	19,034	(1,653)	19,021
(Increase) decrease in interest and/or dividends receivable	(5,362)	(422)	(860)	(708)	(1,294)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	17,555	8,376	11,815	4,575	9,927
Proceeds from (Payments on) over the counter financial derivative instruments	(15,525)	(7,422)	(10,757)	(5,179)	(10,309)
(Increase) decrease in other assets	(110)	(212)	1	(96)	(65)
Increase (decrease) in payable for investments purchased	(3,762)	(26,162)	(24,506)	(14,271)	(51,701)
Increase (decrease) in payable for unfunded loan commitments	31,776	855	3,152	4,780	3,359
Increase (decrease) in deposits from counterparty	10,937	(1,826)	3,591	2,474	3,241
Increase (decrease) in accrued management fees	32	(11)	(3)	44	67
Proceeds from (Payments on) foreign currency transactions	(580)	(142)	(277)	(232)	(257)
Increase (decrease) in other liabilities	(43)	(57)	(50)	(23)	(51)
Net Realized (Gain) Loss
Investments in securities	48,710	23,444	23,858	11,856	26,990
Exchange-traded or centrally cleared financial derivative instruments	(8,242)	(4,870)	(8,434)	(2,328)	(5,855)
Over the counter financial derivative instruments	13,112	7,422	10,757	5,192	10,333
Foreign currency	898	194	633	382	557
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(189,406)	(81,336)	(126,107)	(48,464)	(91,018)
Exchange-traded or centrally cleared financial derivative instruments	(9,642)	(3,640)	(3,326)	(2,305)	(4,176)
Over the counter financial derivative instruments	(15,372)	(4,076)	(4,438)	(2,922)	(5,798)
Foreign currency assets and liabilities	(1,646)	(231)	(2,329)	(268)	(480)
Net amortization (accretion) on investments	(6,410)	(2,539)	(3,003)	(1,291)	(2,797)

Net Cash Provided by (Used for) Operating Activities	(415,165)	(70,474)	(48,168)	(55,753)	(107,843)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	139,175	6,006	0	18,617	27,680
Net at-the-market offering cost	18	0	0	10	50
Increase (decrease) in overdraft due to custodian	(397)	0	(299)	(20)	(168)
Cash distributions paid to common shareholders*	(71,290)	(24,679)	(34,391)	(15,653)	(30,971)
Cash distributions paid to auction rate preferred shareholders	(185)	(15)	(40)	(361)	(699)
Proceeds from reverse repurchase agreements	1,829,752	682,720	747,875	324,601	603,324
Payments on reverse repurchase agreements	(1,481,688)	(594,142)	(666,587)	(271,539)	(491,604)

Net Cash Received from (Used for) Financing Activities	415,385	69,890	46,558	55,655	107,612

Net Increase (Decrease) in Cash and Foreign Currency	220	(584)	(1,610)	(98)	(231)

Cash and Foreign Currency:

Beginning of period	3,887	2,004	3,128	914	2,007
End of period	$4,107	$1,420	$1,518	$816	$1,776

* Reinvestment of distributions to common shareholders	$9,492	$2,321	$3,874	$1,535	$3,649

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,923	$734	$978	$364	$723
Non Cash Payment in Kind	$1,852	$865	$1,621	$501	$1,084

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	January 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 25.3%

Academy Sport & Outdoors
5.750% (LIBOR03M + 5.000%) due 10/28/2027 ~		$3,600	$3,636

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		16,402	16,356

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		160	160

Alphabet Holding Co., Inc.
3.621% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	97

APi Group DE, Inc.
2.621% (LIBOR03M + 2.500%) due 10/01/2026 ~		99	99

Arches Buyer, Inc.
4.500% (LIBOR03M + 4.000%) due 12/06/2027 ~		3,600	3,621

Austin BidCo, Inc.
TBD% due 12/09/2027		2,700	2,715

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		31	31

Axalta Coating Systems U.S. Holdings, Inc.
2.004% (LIBOR03M + 1.750%) due 06/01/2024 ~		323	322

Banijay Entertainment S.A.S
3.881% (LIBOR03M + 3.750%) due 03/01/2025 ~		32	32

Bausch Health Cos., Inc.
2.871% (LIBOR03M + 2.750%) due 11/27/2025 ~		113	113
3.121% (LIBOR03M + 3.000%) due 06/02/2025 ~		309	310

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 02/06/2027 ~	EUR	2,000	2,432

BWAY Holding Co.
3.381% (LIBOR03M + 3.250%) due 04/03/2024 ~		$1,033	1,015

Caesars Resort Collection LLC
2.871% (LIBOR03M + 2.750%) due 12/23/2024 ~		16,352	16,186
4.621% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,591	3,597

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		1,493	1,544

CenturyLink, Inc.
2.371% (LIBOR03M + 2.250%) due 03/15/2027 ~		1,616	1,613

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~		998	1,003

Clear Channel Outdoor Holdings, Inc.
3.659% - 3.712% (LIBOR03M + 3.500%) due 08/21/2026 ~		99	96

CommScope, Inc.
3.371% (LIBOR03M + 3.250%) due 04/06/2026 ~		198	198

Cornerstone Building Brands, Inc.
3.876% (LIBOR03M + 3.750%) due 04/12/2025 ~		286	287

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		12,117	11,687

DTEK Holdings Ltd.
TBD% due 06/30/2023 «	EUR	2,646	1,860

DTEK Investments Ltd.
5.121% (LIBOR03M + 5.000%) due 06/30/2023 «~		$1,945	1,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerald TopCo, Inc.
3.621% - 3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~		$230	$230

Encina Private Credit LLC
TBD% - 4.345% (LIBOR03M + 3.345%) due 11/30/2025 «~µ		32,000	32,000

Endure Digital, Inc.
TBD% due 01/29/2028		12,000	11,985

Envision Healthcare Corp.
3.871% (LIBOR03M + 3.750%) due 10/10/2025 ~		40,470	34,824

EW Scripps Co.
TBD% due 12/15/2027		4,800	4,807

EyeCare Partners LLC
3.871% (LIBOR03M + 3.750%) due 02/18/2027 ~		123	121

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		11,356	11,370

Forbes Energy Services LLC
TBD% due 04/13/2021		1,074	1,042

Forest City Enterprises LP
3.621% (LIBOR03M + 3.500%) due 12/08/2025 ~		294	288

Froneri International PLC
2.625% (EUR003M + 2.625%) due 01/31/2027 ~	EUR	1,900	2,291

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~		$9,061	9,101

Graham Packaging Co., Inc.
4.500% (LIBOR03M + 3.750%) due 08/04/2027 ~		3,527	3,545

iHeartCommunications, Inc.
3.121% (LIBOR03M + 3.000%) due 05/01/2026 ~		4,814	4,771

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,947	5,976

Ingersoll Rand Co. Ltd.
1.871% (LIBOR03M + 1.750%) due 03/01/2027 ~		$112	112

Innophos, Inc.
3.621% (LIBOR03M + 3.500%) due 02/07/2027 ~		48	48

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		752	768
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,180	3,230
8.750% (PRIME + 5.500%) due 01/02/2024 ~		100	102

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		1,847	1,848

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		4,600	4,653

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~		46	46

Lealand Finance Company B.V. (1.121% Cash and 3.000% PIK)
4.121% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		1,995	1,342

LogMeIn, Inc.
4.881% (LIBOR03M + 4.750%) due 08/31/2027 ~		5,200	5,201

McDermott Technology Americas, Inc.
3.121% (LIBOR03M + 3.000%) due 06/30/2024 «~		189	156

MH Sub LLC
3.621% (LIBOR03M + 3.500%) due 09/13/2024 ~		213	212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Milano Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		$12,600	$12,647

Nascar Holdings, Inc.
2.871% (LIBOR03M + 2.750%) due 10/19/2026 ~		138	138

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		12,038	12,945

Nielsen Finance LLC
3.750% (EUR003M + 3.750%) due 06/04/2025 ~	EUR	992	1,210
4.750% (LIBOR03M + 3.750%) due 06/04/2025 ~		$993	1,002

Pacific Drilling Co. LLC
1.000% due 12/31/2025 «µ		133	133

Parexel International Corp.
2.807% (LIBOR03M + 2.750%) due 09/27/2024 ~		17,688	17,693

Park River Holdings, Inc.
4.254% (LIBOR03M + 4.000%) due 12/28/2027 ~		2,800	2,810

PetSmart, Inc.
TBD% due 01/27/2028		15,500	15,345
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		31,068	31,088

Playtika Holding Corp.
7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~		7,487	7,540

Prestige Brands, Inc.
2.121% (LIBOR03M + 2.000%) due 01/26/2024 ~		82	83

PUG LLC
3.621% (LIBOR03M + 3.500%) due 02/12/2027 ~		6,807	6,552

RegionalCare Hospital Partners Holdings, Inc.
3.871% (LIBOR03M + 3.750%) due 11/16/2025 ~		87	87

Sasol Ltd.
TBD% due 11/23/2022 «		12,185	11,186

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		2,235	2,237

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 «~(d)		5,694	5,096

Sinclair Television Group, Inc.
2.630% (LIBOR03M + 2.500%) due 09/30/2026 ~		127	127

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,000	1,051

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		309	309

Starfruit Finco BV
3.129% (LIBOR03M + 3.000%) due 10/01/2025 ~		454	453

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		7,674	7,626

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		14,339	13,138

TransDigm, Inc.
2.371% (LIBOR03M + 2.250%) due 08/22/2024 ~		579	571

Truck Hero, Inc.
TBD% due 01/31/2028		1,800	1,806

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		3,110	3,120

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	25

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		$7,502	$7,493

Valaris PLC
TBD% due 08/17/2021 «µ		44	43

Veritas US, Inc.
6.500% (LIBOR03M + 5.500%) due 09/01/2025 ~		9,398	9,461

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		565	526

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		3,419	1,710

Whatabrands LLC
2.877% (LIBOR03M + 2.750%) due 07/31/2026 ~		45	45

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		5,913	5,836

Total Loan Participations and Assignments (Cost $388,753)			391,313

CORPORATE BONDS & NOTES 88.8%

BANKING & FINANCE 25.1%

Ally Financial, Inc.
8.000% due 11/01/2031 (o)		5,957	8,614

Ambac LSNI LLC
6.000% due 02/12/2023 •		986	991

American Assets Trust LP
3.375% due 02/01/2031 (o)		2,200	2,274

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	5,000	6,303
3.625% due 09/24/2024		6,386	8,277

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,600	473

Bank of Ireland Group PLC
6.000% due 03/01/2026 •(k)(l)	EUR	4,542	5,929

Bank of Nova Scotia
4.900% due 06/04/2025 •(k)(l)		$4,456	4,796

Barclays Bank PLC
7.625% due 11/21/2022 (l)		2,598	2,888

Barclays PLC
5.875% due 09/15/2024 •(k)(l)	GBP	3,800	5,358
7.125% due 06/15/2025 •(k)(l)		2,200	3,368
7.750% due 09/15/2023 •(k)(l)		$2,000	2,183
7.875% due 09/15/2022 •(k)(l)	GBP	4,625	6,745
8.000% due 06/15/2024 •(k)(l)		$1,000	1,122

BGC Partners, Inc.
4.375% due 12/15/2025 (o)		5,300	5,668
5.375% due 07/24/2023 (o)		490	534

BNP Paribas S.A.
7.625% due 03/30/2021 •(k)(l)		200	202

Brookfield Finance, Inc.
4.700% due 09/20/2047 (o)		464	576

Cantor Fitzgerald LP
4.875% due 05/01/2024		64	71

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		6	2
5.950% due 12/15/2026 ^(e)		4,986	1,859

Credit Agricole S.A.
7.875% due 01/23/2024 •(k)(l)(o)		400	452

Credit Suisse Group AG
7.250% due 09/12/2025 •(k)(l)		200	225
7.500% due 07/17/2023 •(k)(l)		600	655
7.500% due 12/11/2023 •(k)(l)(o)		2,336	2,596

CyrusOne LP
2.150% due 11/01/2030		1,000	966

Deutsche Bank AG
1.625% due 01/20/2027	EUR	300	380
1.750% due 01/17/2028		300	382
3.547% due 09/18/2031 •(o)		$3,800	4,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		$61	$57

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		56	53

Equitable Holdings, Inc.
5.000% due 04/20/2048		16	21

Erste Group Bank AG
4.250% due 10/15/2027 •(k)(l)	EUR	1,000	1,257

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050 (o)		$1,000	1,096

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (o)		10,800	12,056

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	600	682
2.748% due 06/14/2024	GBP	3,400	4,660
3.021% due 03/06/2024	EUR	1,300	1,635
3.250% due 09/15/2025		100	127
3.339% due 03/28/2022 (o)		$2,000	2,029
3.375% due 11/13/2025 (o)		6,700	6,819
3.664% due 09/08/2024		1,000	1,027
3.813% due 10/12/2021 (o)		1,999	2,029
4.000% due 11/13/2030 (o)		5,300	5,439
4.535% due 03/06/2025	GBP	700	1,020
5.875% due 08/02/2021		$1,000	1,020

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		785	814
6.750% due 03/15/2022 (o)		803	805

Freedom Mortgage Corp.
7.625% due 05/01/2026 (o)		3,500	3,713

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (o)		200	234

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (o)		200	212

GSPA Monetization Trust
6.422% due 10/09/2029		5,793	6,413

Hampton Roads PPV LLC
6.171% due 06/15/2053 (o)		1,800	2,120

Howard Hughes Corp.
4.125% due 02/01/2029 (c)		700	698
4.375% due 02/01/2031 (c)		400	400

HSBC Holdings PLC
4.750% due 07/04/2029 •(k)(l)	EUR	9,600	13,041
5.875% due 09/28/2026 •(k)(l)(o)	GBP	400	601
6.000% due 09/29/2023 •(k)(l)(o)	EUR	2,330	3,084
6.500% due 03/23/2028 •(k)(l)		$400	452

Hudson Pacific Properties LP
3.250% due 01/15/2030 (o)		1,000	1,058

Hunt Cos., Inc.
6.250% due 02/15/2026		56	57

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		200	199

ING Groep NV
4.875% due 05/16/2029 •(k)(l)		6,100	6,206
5.750% due 11/16/2026 •(k)(l)		700	759

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(k)(l)	EUR	1,800	2,611

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		500	627
3.950% due 06/30/2022	GBP	9,703	13,484

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$134	136

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		76	73

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(l)		700	800
7.625% due 06/27/2023 •(k)(l)	GBP	4,610	6,875
7.875% due 06/27/2029 •(k)(l)		5,721	9,733

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (o)		$3,300	3,362
4.500% due 01/15/2028 (o)		2,950	3,108
4.625% due 06/15/2025 (o)		8,425	8,939

MPT Operating Partnership LP
3.500% due 03/15/2031 (o)		3,200	3,236

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Health Investors, Inc.
3.000% due 02/01/2031		$800	$795

Natwest Group PLC
6.000% due 12/29/2025 •(k)(l)		4,900	5,408
8.000% due 08/10/2025 •(k)(l)(o)		15,325	18,026

Navient Corp.
5.625% due 08/01/2033		74	71
6.125% due 03/25/2024		289	309
6.500% due 06/15/2022		600	628
7.250% due 01/25/2022		1,100	1,141
7.250% due 09/25/2023		77	85

NE Property BV
1.875% due 10/09/2026	EUR	200	246

Newmark Group, Inc.
6.125% due 11/15/2023		$128	139

Pacific LifeCorp
3.350% due 09/15/2050 (o)		1,000	1,079

Park Intermediate Holdings LLC
5.875% due 10/01/2028 (o)		2,200	2,309

PRA Group, Inc.
7.375% due 09/01/2025 (o)		4,420	4,749

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)(l)(o)	GBP	9,405	13,931
7.375% due 06/24/2022 •(k)(l)		1,640	2,340

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (o)		$500	525

SLM Corp.
4.200% due 10/29/2025 (o)		5,600	5,952

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)		400	443
7.375% due 10/04/2023 •(k)(l)(o)		1,300	1,404

Standard Chartered PLC
4.750% due 01/14/2031 •(k)(l)		3,400	3,443

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)	EUR	19,033	30,387

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	509	964
5.744% due 04/13/2040		401	757
5.801% due 10/13/2040		1,652	3,135
6.052% due 10/13/2039		1,177	2,209

TP ICAP PLC
5.250% due 01/26/2024 (o)		9,320	14,023

UniCredit SpA
7.830% due 12/04/2023 (o)		$8,660	10,222

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,864	6,994

Uniti Group LP
7.875% due 02/15/2025 (o)		$30,470	32,755

Voyager Aviation Holdings LLC
9.000% due 08/15/2021		17,047	10,271

			387,519

INDUSTRIALS 54.8%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (o)	GBP	2,700	3,732

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (o)		$1,600	1,732

Aker BP ASA
3.000% due 01/15/2025		200	205
3.750% due 01/15/2030		175	186

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (o)		11,001	12,327

Altice France S.A.
2.125% due 02/15/2025	EUR	900	1,068

AMC Networks, Inc.
4.250% due 02/15/2029 (c)		$8,000	7,974

American Airlines Pass-Through Trust
3.700% due 04/01/2028		677	662

Arches Buyer, Inc.
6.125% due 12/01/2028		1,700	1,746

Associated Materials LLC
9.000% due 09/01/2025		1,077	1,150

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
3.500% due 02/15/2029 (o)	$4,300	$4,300

Ball Corp.
2.875% due 08/15/2030 (o)	2,520	2,511

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050 (o)	1,500	1,665

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)	148	114

Boeing Co.
5.040% due 05/01/2027 (o)	766	893
5.150% due 05/01/2030 (o)	1,342	1,595
5.705% due 05/01/2040 (o)	1,723	2,189
5.805% due 05/01/2050 (o)	1,470	1,941
5.930% due 05/01/2060 (o)	1,992	2,681

Bombardier, Inc.
5.750% due 03/15/2022	2,300	2,363
6.000% due 10/15/2022	10,107	10,050
6.125% due 01/15/2023	1,000	1,005
7.500% due 12/01/2024	6,827	6,588
7.500% due 03/15/2025 (o)	10,413	9,762
7.875% due 04/15/2027	2,107	1,948

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050 (o)	700	747

Broadcom, Inc.
1.950% due 02/15/2028 (o)	400	402
2.450% due 02/15/2031 (o)	5,000	4,987
4.150% due 11/15/2030 (o)	2,080	2,361
4.300% due 11/15/2032 (o)	2,761	3,196
5.000% due 04/15/2030 (o)	2,092	2,493

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (o)	8,200	8,652

CCO Holdings LLC
4.250% due 02/01/2031 (o)	15,924	16,337
4.500% due 08/15/2030	349	368
4.500% due 05/01/2032 (o)	2,100	2,187
4.750% due 03/01/2030	362	386

Charter Communications Operating LLC
3.700% due 04/01/2051	400	396
3.850% due 04/01/2061	1,000	960

Chobani LLC
4.625% due 11/15/2028	1,000	1,023

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	327	341

CommonSpirit Health
2.782% due 10/01/2030 (o)	500	528
3.910% due 10/01/2050 (o)	1,600	1,779

Community Health Systems, Inc.
4.750% due 02/15/2031 (c)	1,100	1,101
5.625% due 03/15/2027	4,150	4,363
6.000% due 01/15/2029	870	925
6.625% due 02/15/2025 (o)	17,948	18,928
8.000% due 03/15/2026 (o)	3,672	3,951
8.625% due 01/15/2024	1,445	1,509

Connect Finco SARL
6.750% due 10/01/2026	126	135

Corning, Inc.
5.450% due 11/15/2079 (o)	157	209

CSC Holdings LLC
3.375% due 02/15/2031 (o)	1,100	1,075

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)	1,566	2,006

Delta Air Lines, Inc.
4.500% due 10/20/2025 (o)	2,000	2,138
4.750% due 10/20/2028 (o)	2,400	2,661
7.000% due 05/01/2025	916	1,063
7.375% due 01/15/2026 (o)	1,830	2,104

Diamond Resorts International, Inc.
10.750% due 09/01/2024	2,984	3,084

Energy Transfer Operating LP
3.750% due 05/15/2030 (o)	176	185
5.000% due 05/15/2050	160	166

Envision Healthcare Corp.
8.750% due 10/15/2026	4,951	3,357

Exela Intermediate LLC
10.000% due 07/15/2023	217	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025 (o)		$1,400	$1,620
7.000% due 05/01/2025 (o)		1,000	1,096

Ferroglobe PLC
9.375% due 03/01/2022		2,500	2,087

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		3,088	3,159
6.875% due 03/01/2026 (o)		2,082	2,172

Ford Motor Co.
7.700% due 05/15/2097 (o)		29,796	34,821

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		12,200	12,589

Fresnillo PLC
4.250% due 10/02/2050 (o)		3,500	3,732

Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	9,315

Full House Resorts, Inc.
8.575% due 02/02/2024		$676	653
9.738% due 02/02/2024		58	56

General Electric Co.
4.350% due 05/01/2050 (o)		7,500	8,678
5.875% due 01/14/2038		22	29
6.150% due 08/07/2037 (o)		82	111
6.875% due 01/10/2039		16	23

GFL Environmental, Inc.
3.500% due 09/01/2028		7,100	6,996

Greene King Finance PLC
1.843% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	350	372

Harvest Midstream LP
7.500% due 09/01/2028		$3,200	3,369

HCA, Inc.
7.500% due 11/15/2095 (o)		4,800	6,309

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (c)		3,500	3,468
3.750% due 05/01/2029 (o)		4,600	4,681
4.000% due 05/01/2031 (o)		4,600	4,735

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		17,955	18,887
5.875% due 04/01/2026		4,000	4,544

Hologic, Inc.
3.250% due 02/15/2029 (o)		4,500	4,582

Hyatt Hotels Corp.
3.225% (US0003M + 3.000%) due 09/01/2022 ~(o)		5,200	5,263

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		2,493	2,660

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		974	1,037

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		718	792

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	2,025	2,462
3.375% due 01/15/2026		$600	603

Ingevity Corp.
3.875% due 11/01/2028 (o)		1,300	1,306

Innophos Holdings, Inc.
9.375% due 02/15/2028		258	283

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050 (o)		1,200	1,380

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		196	50

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		13,609	9,492
8.000% due 02/15/2024		156	160
8.500% due 10/15/2024 ^(e)		19,698	14,279
9.750% due 07/15/2025 ^(e)		10,549	7,665

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		11,828	991
8.125% due 06/01/2023 ^(e)(o)		1,939	151

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		14,600	14,895
7.750% due 10/15/2025 (o)		7,100	7,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JetBlue Pass-Through Trust
4.000% due 05/15/2034 (o)		$3,600	$3,944

Kinder Morgan, Inc.
7.750% due 01/15/2032 (o)		3,100	4,583
7.800% due 08/01/2031 (o)		6,000	8,701

Kraft Heinz Foods Co.
3.875% due 05/15/2027 (o)		6,000	6,576
4.250% due 03/01/2031 (o)		6,000	6,763
5.200% due 07/15/2045		200	233
5.500% due 06/01/2050 (o)		3,650	4,503

Lenovo Group Ltd.
3.421% due 11/02/2030 (o)		2,000	2,136

Level 3 Financing, Inc.
3.625% due 01/15/2029 (o)		12,800	12,760

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 ^(e)		1,352	548

Marriott International, Inc.
4.625% due 06/15/2030		80	92

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		800	845

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (o)		2,430	2,564
5.625% due 07/17/2027		400	419
5.750% due 07/21/2028 (o)		4,200	4,469

MGM China Holdings Ltd.
5.250% due 06/18/2025 (o)		2,400	2,496
5.375% due 05/15/2024		300	309
5.875% due 05/15/2026		800	842

MGM Resorts International
4.750% due 10/15/2028 (o)		5,800	6,053

Mileage Plus Holdings LLC
6.500% due 06/20/2027 (o)		2,700	2,956

Mohegan Gaming & Entertainment
8.000% due 02/01/2026		1,400	1,385

Murphy Oil USA, Inc.
3.750% due 02/15/2031		1,600	1,604

NCL Corp. Ltd.
3.625% due 12/15/2024		152	135
10.250% due 02/01/2026 (o)		4,419	5,137
12.250% due 05/15/2024 (o)		6,920	8,065

Netflix, Inc.
3.625% due 06/15/2030	EUR	2,900	4,278
3.875% due 11/15/2029		3,333	4,959
4.625% due 05/15/2029		12,200	18,869
4.875% due 06/15/2030		$300	365
5.375% due 11/15/2029		130	163

Nielsen Finance LLC
5.625% due 10/01/2028 (o)		1,700	1,820

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	2,300	2,981
3.201% due 09/17/2028		3,500	4,649
4.345% due 09/17/2027 (o)		$8,600	9,502
4.810% due 09/17/2030 (o)		1,000	1,116

Noble Corp.
15.000% due 02/16/2028 «(c)		105	105

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		536	309

Northriver Midstream Finance LP
5.625% due 02/15/2026 (o)		5,000	5,128

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~		1,000	980

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/01/2021 (h)(k)		1,279	10

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		2,012	2,157
7.375% due 06/01/2025		823	882

Outfront Media Capital LLC
4.250% due 01/15/2029		1,600	1,591

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)		763	201

PeaceHealth Obligated Group
3.218% due 11/15/2050 (o)		500	533

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	27

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	400	$445
4.875% due 02/21/2028 (o)		2,647	3,195
5.350% due 02/12/2028 (o)		$1,406	1,350
5.950% due 01/28/2031		5,802	5,506
6.490% due 01/23/2027		160	165
6.500% due 03/13/2027 (o)		13,470	13,965
6.750% due 09/21/2047		90	79
6.840% due 01/23/2030 (o)		9,289	9,347
6.950% due 01/28/2060		660	579
7.690% due 01/23/2050		4,940	4,678

Platin 1426 GmbH
5.375% due 06/15/2023	EUR	3,000	3,657
6.875% due 06/15/2023		900	1,103

Post Holdings, Inc.
4.625% due 04/15/2030		$1,000	1,038

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		12,700	13,637

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (o)		12,380	12,235

QualityTech LP
3.875% due 10/01/2028 (o)		4,300	4,392

Quanta Services, Inc.
2.900% due 10/01/2030 (o)		1,000	1,070

QVC, Inc.
5.950% due 03/15/2043 (o)		4,426	4,605

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (o)		3,390	3,414

Rite Aid Corp.
8.000% due 11/15/2026		1,500	1,614

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	100	112
4.625% due 02/16/2026		2,000	2,588
5.750% due 10/15/2027		$300	321

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,816

Sands China Ltd.
3.800% due 01/08/2026 (c)		$600	637
5.125% due 08/08/2025 (o)		1,400	1,567
5.400% due 08/08/2028 (o)		12,790	14,753

Scripps Escrow, Inc.
3.875% due 01/15/2029		1,400	1,403

Shift4 Payments LLC
4.625% due 11/01/2026		1,000	1,045

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		999	1,013

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		573	566
3.950% due 06/15/2023 (o)		6,753	6,690

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	4,000	4,942
3.375% due 01/15/2031		$2,100	2,077
4.375% due 07/15/2030 (o)		5,900	6,270

Staples, Inc.
7.500% due 04/15/2026		27	28

Studio City Finance Ltd.
6.000% due 07/15/2025 (o)		4,200	4,431
6.500% due 01/15/2028 (o)		4,200	4,515

Syngenta Finance NV
4.892% due 04/24/2025		200	213
5.182% due 04/24/2028		200	217

Tenet Healthcare Corp.
6.750% due 06/15/2023		4,600	4,996

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		2,220	2,259

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (o)		2,369	2,379

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023 (o)		3,710	3,685
6.000% due 01/31/2025	EUR	200	267

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$4,390	4,751
5.750% due 09/30/2039 (o)		41,325	47,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransDigm, Inc.
5.500% due 11/15/2027		$80	$82

Transocean Guardian Ltd.
5.875% due 01/15/2024		159	141

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		234	217

Transocean, Inc.
7.250% due 11/01/2025		216	122
8.000% due 02/01/2027		372	193

Triumph Group, Inc.
5.250% due 06/01/2022		51	49
6.250% due 09/15/2024		152	150

U.S. Renal Care, Inc.
10.625% due 07/15/2027		137	150

Uber Technologies, Inc.
6.250% due 01/15/2028 (o)		3,300	3,552

Unigel Luxembourg S.A.
8.750% due 10/01/2026		300	319

United Airlines Pass-Through Trust
2.700% due 11/01/2033 (o)		1,970	1,945
4.875% due 07/15/2027 (c)		4,400	4,532
5.875% due 04/15/2029 (o)		11,124	12,456

United Group BV
4.875% due 07/01/2024	EUR	200	248

Univision Communications, Inc.
5.125% due 02/15/2025 (o)		$767	773

Valaris PLC
5.750% due 10/01/2044 ^(e)		184	13
7.750% due 02/01/2026 ^(e)		24	2

Vale Overseas Ltd.
6.875% due 11/21/2036 (o)		320	459
6.875% due 11/10/2039		90	131

Veritas US, Inc.
7.500% due 09/01/2025 (o)		4,500	4,629

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		4,355	5,077

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	4,700	5,838

VOC Escrow Ltd.
5.000% due 02/15/2028 (o)		$11,438	11,126

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		96	95
6.250% due 02/01/2050		64	72

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		17,794	18,050

WMG Acquisition Corp.
3.000% due 02/15/2031 (o)		12,264	11,957

Wyndham Destinations, Inc.
3.900% due 03/01/2023		155	158
4.625% due 03/01/2030		95	98
5.650% due 04/01/2024		20	21
6.000% due 04/01/2027 (o)		1,535	1,700

Wynn Las Vegas LLC
5.500% due 03/01/2025		8,300	8,562

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		1,200	1,212
5.500% due 10/01/2027		1,100	1,141
5.625% due 08/26/2028 (o)		4,335	4,466

YPF S.A.
38.275% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	15,730	102

Yum! Brands, Inc.
3.625% due 03/15/2031 (o)		$5,700	5,593

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		163	170

			848,549

UTILITIES 8.9%

AT&T, Inc.
3.100% due 02/01/2043 (o)		2,896	2,824
3.300% due 02/01/2052 (o)		2,896	2,733
3.500% due 06/01/2041 (o)		4,842	5,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/01/2061 (o)		$2,934	$2,793
3.650% due 06/01/2051 (o)		4,860	4,884
3.850% due 06/01/2060 (o)		3,282	3,326

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		200	207

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		3,986	2,717

Edison International
5.750% due 06/15/2027		121	146

Frontier Communications Corp.
5.000% due 05/01/2028 (o)		2,900	3,012

Lumen Technologies, Inc.
4.000% due 02/15/2027		128	133

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (o)		6,900	8,380

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		104	101

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		330	101

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		4,026	3,875

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		8,501	1,310

Pacific Gas & Electric Co.
2.950% due 03/01/2026 (o)		1,522	1,612
3.150% due 01/01/2026 (o)		999	1,069
3.300% due 03/15/2027 (o)		4,507	4,832
3.300% due 12/01/2027 (o)		3,410	3,686
3.400% due 08/15/2024 (o)		910	977
3.450% due 07/01/2025 (o)		1,628	1,761
3.500% due 06/15/2025 (o)		1,789	1,933
3.750% due 02/15/2024 (o)		443	476
3.750% due 07/01/2028 (o)		1,528	1,678
3.750% due 08/15/2042		46	46
4.000% due 12/01/2046 (o)		1,006	1,019
4.300% due 03/15/2045		57	60
4.500% due 07/01/2040 (o)		4,623	5,065
4.500% due 12/15/2041		65	67
4.550% due 07/01/2030 (o)		8,174	9,340
4.600% due 06/15/2043 (o)		1,036	1,129
4.650% due 08/01/2028 (o)		2,089	2,394
4.750% due 02/15/2044 (o)		1,650	1,826
4.950% due 07/01/2050 (o)		8,191	9,325

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		1,272	1,399
6.250% due 12/14/2026 (o)	GBP	4,976	8,151
6.625% due 01/16/2034		800	1,367
6.750% due 01/27/2041		$1,450	1,728
6.750% due 06/03/2050 (o)		4,800	5,626

Plains All American Pipeline LP
6.650% due 01/15/2037		150	186

Rio Oil Finance Trust
8.200% due 04/06/2028		349	399
8.200% due 04/06/2028 (o)		3,589	4,100
9.250% due 07/06/2024 (o)		5,974	6,691
9.750% due 01/06/2027		454	531

Southern California Edison Co.
3.650% due 02/01/2050		64	69
4.125% due 03/01/2048 (o)		76	87
4.650% due 10/01/2043 (o)		1,110	1,356
4.875% due 03/01/2049 (o)		316	400
5.750% due 04/01/2035		22	30
6.000% due 01/15/2034		34	47
6.650% due 04/01/2029 (o)		142	178

Sprint Corp.
7.125% due 06/15/2024 (o)		6,469	7,551
7.625% due 03/01/2026 (o)		2,182	2,693

Talen Energy Supply LLC
6.625% due 01/15/2028		64	67

Tallgrass Energy Partners LP
6.000% due 12/31/2030		2,400	2,410
7.500% due 10/01/2025		1,000	1,067

Transocean Phoenix Ltd.
7.750% due 10/15/2024 (o)		1,746	1,681

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Poseidon Ltd.
6.875% due 02/01/2027	$238	$215

Transocean Proteus Ltd.
6.250% due 12/01/2024	240	221

		138,090

Total Corporate Bonds & Notes (Cost $1,314,480)		1,374,158

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026	5,900	5,455

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	100	15

Total Convertible Bonds & Notes (Cost $5,971)		5,470

MUNICIPAL BONDS & NOTES 1.9%

ILLINOIS 1.3%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	13,700	18,965

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	51	57

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	170	199

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	60	73
7.350% due 07/01/2035	40	50

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	365	409

		19,753

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	425	432

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,345	1,428

WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	8,460

Total Municipal Bonds & Notes (Cost $22,120)		30,073

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
3.000% due 01/25/2042 (a)	409	16
3.500% due 02/25/2033 (a)	1,630	160
3.780% due 02/25/2040 •	640	665
4.500% due 07/25/2050 (a)(o)	13,065	1,397
5.000% due 02/25/2036 ~(a)	412	57
5.880% due 07/25/2029 •	2,010	2,201
5.970% due 07/25/2040 •(a)	273	13
6.730% due 02/25/2040 •	2,340	2,348

Freddie Mac
0.000% due 02/25/2046 (b)(h)	5,241	4,509
0.100% due 02/25/2046 (a)	19,187	3
2.489% due 09/15/2042 •(o)	1,079	1,010
3.000% due 12/25/2050 (a)	9,203	1,274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/15/2035 (a)	$1,723	$172
5.660% due 03/15/2043 •	191	193
5.914% due 05/15/2039 •(a)	7,652	349
6.171% due 11/25/2055 «~	14,045	8,573
6.941% due 02/15/2034 •(a)	1,436	298
7.680% due 12/25/2027 •	4,402	4,862
8.997% due 07/15/2039 •(o)	2,207	2,759
10.265% due 03/15/2044 •(o)	1,822	2,384
10.880% due 03/25/2025 •	2,287	2,472
11.616% due 02/15/2036 •(o)	5,228	7,437

Ginnie Mae
3.500% due 09/16/2041 - 06/20/2042 (a)	802	86
6.619% due 01/20/2042 •(a)	1,410	247

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051 - 04/01/2051	22,000	22,673

Total U.S. Government Agencies (Cost $64,267)		66,158

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.6%

Adjustable Rate Mortgage Trust
0.470% due 05/25/2036 •	1,564	728
1.280% due 01/25/2035 •	3,458	3,322

Banc of America Funding Trust
0.370% due 06/26/2036 •	18,002	17,233
5.500% due 01/25/2036	212	196
6.000% due 07/25/2037 ^	410	400

BCAP LLC Trust
2.831% due 02/26/2036 ~	2,413	2,346
3.197% due 03/27/2036 ~	3,512	2,956
4.862% due 03/26/2037 þ	1,368	1,703
7.000% due 12/26/2036 ~	3,454	3,127

Bear Stearns ALT-A Trust
2.956% due 11/25/2034 ~	202	207
2.977% due 08/25/2046 ^~	3,321	2,676
3.113% due 11/25/2036 ^~	624	417
3.244% due 09/25/2035 ^~	705	522
3.539% due 08/25/2036 ^~	2,504	1,652

Bear Stearns Commercial Mortgage Securities Trust
6.134% due 04/12/2038 ~	370	370

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	945	931

CD Mortgage Trust
5.688% due 10/15/2048	9,679	5,370

Chase Mortgage Finance Trust
3.061% due 12/25/2035 ^~	11	11
6.000% due 02/25/2037 ^	1,394	839
6.000% due 03/25/2037 ^	354	256
6.000% due 07/25/2037 ^	1,237	885

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049 ~	636	354

Citigroup Mortgage Loan Trust
2.529% due 04/25/2037 ^~	2,397	2,127
3.013% due 11/25/2035 ~	13,817	9,721
3.608% due 03/25/2037 ^~	451	447
6.000% due 11/25/2036 ~	11,443	8,576

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	1,866	1,884

Commercial Mortgage Loan Trust
6.045% due 12/10/2049 ~	3,212	1,375

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,726	1,360

Countrywide Alternative Loan Trust
0.551% due 03/20/2046 •	3,702	3,155
0.670% due 08/25/2035 •	275	190
3.438% due 06/25/2037 ^~	1,957	1,794
5.120% due 04/25/2037 ^•(a)	16,526	3,730
5.250% due 05/25/2021 ^	5	5
5.500% due 03/25/2035	450	288
5.500% due 09/25/2035 ^	3,843	3,329
5.750% due 01/25/2035	371	373
5.750% due 02/25/2035	494	474
6.000% due 02/25/2035	595	584
6.000% due 04/25/2036	1,432	914
6.000% due 05/25/2036 ^	1,567	1,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2037 ^		$591	$346
6.000% due 02/25/2037		1,763	1,309
6.000% due 04/25/2037 ^		4,970	3,179
6.000% due 08/25/2037 ^•		7,714	5,644
6.250% due 10/25/2036 ^		1,903	1,578
6.250% due 12/25/2036 ^•		3,057	2,017
6.500% due 08/25/2036 ^		744	410
6.500% due 09/25/2036 ^		349	258
21.157% due 02/25/2036 •		1,283	1,749

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		543	385
6.000% due 04/25/2036 ^		298	236

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,134	812

Eurosail PLC
1.391% due 06/13/2045 •	GBP	4,487	5,304
4.041% due 06/13/2045 •		1,394	1,751

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036 ^		$1,228	706

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		9,200	8,846

GS Mortgage Securities Trust
5.622% due 11/10/2039		1,151	403

GSR Mortgage Loan Trust
2.791% due 03/25/2037 ^~		1,745	1,426
3.119% due 11/25/2035 ^~		1,090	1,042
5.500% due 05/25/2036 ^		89	184

HomeBanc Mortgage Trust
1.330% due 03/25/2035 •		131	129

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,447	3,377

Jackson Park Trust
3.242% due 10/14/2039 ~		4,368	4,224

JPMorgan Alternative Loan Trust
2.934% due 03/25/2037 ~		6,026	6,066

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		183	169

JPMorgan Mortgage Trust
2.575% due 02/25/2036 ^~		1,270	1,059
2.992% due 10/25/2035 ~		20	20
3.023% due 01/25/2037 ^~		687	631
3.776% due 06/25/2036 ^~		488	398

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		4,976	2,563

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		103	102

Lehman XS Trust
0.350% due 06/25/2047 •		2,326	2,215

MASTR Alternative Loan Trust
6.750% due 07/25/2036		3,009	1,729

Merrill Lynch Mortgage Investors Trust
3.294% due 03/25/2036 ^~		2,450	1,637

Motel 6 Trust
7.053% due 08/15/2024 •		6,369	6,194

Natixis Commercial Mortgage Securities Trust
2.377% due 11/15/2034 •		4,500	4,470

RBSSP Resecuritization Trust
0.350% due 10/27/2036 •		3,609	1,100
0.388% due 08/27/2037 •		8,000	3,910

Residential Accredit Loans, Inc. Trust
0.320% due 08/25/2036 ^•		640	628
0.360% due 05/25/2037 ^•		206	153
6.000% due 08/25/2036 ^		476	475
6.000% due 05/25/2037 ^		1,561	1,535

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		352	236
6.000% due 02/25/2037 ^		1,704	1,178
6.250% due 09/25/2037 ^		4,834	2,563

Residential Funding Mortgage Securities, Inc. Trust
3.898% due 02/25/2037 ~		2,120	1,720

Structured Adjustable Rate Mortgage Loan Trust
2.867% due 11/25/2036 ^~		2,928	2,845
3.006% due 01/25/2036 ^~		5,106	3,574
3.269% due 07/25/2035 ^~		1,283	1,192

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	29

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.250% due 08/25/2036 •		$141	$133

SunTrust Adjustable Rate Mortgage Loan Trust
2.558% due 02/25/2037 ^~		326	306
2.627% due 02/25/2037 ^~		3,115	2,953
3.325% due 04/25/2037 ^~		293	230

WaMu Mortgage Pass-Through Certificates Trust
3.094% due 07/25/2037 ^~		590	581
3.236% due 10/25/2036 ^~		1,057	1,013
3.316% due 07/25/2037 ^~		1,288	1,280
3.470% due 02/25/2037 ^~		785	770

Washington Mutual Mortgage Pass-Through Certificates Trust
1.339% due 05/25/2047 ^•		112	11
6.000% due 10/25/2035 ^		1,185	949
6.000% due 03/25/2036 ^		1,597	1,643
6.000% due 02/25/2037		3,300	3,061

Total Non-Agency Mortgage-Backed Securities (Cost $188,686)			194,509

ASSET-BACKED SECURITIES 14.3%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,321

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.480% due 03/25/2033 •		$53	54

Apidos CLO
0.000% due 01/20/2031 ~		8,800	5,202

Bear Stearns Asset-Backed Securities Trust
0.530% due 04/25/2037 •		11,352	9,409

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		324,260	869

BlueMountain CLO Ltd.
5.675% due 04/13/2027 •		1,000	995

California Street CLO Ltd.
5.141% due 10/15/2025 •		1,400	1,362

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	3,094

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	1,829
0.000% due 10/22/2031 ~		3,000	1,299

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,579

Countrywide Asset-Backed Certificates
0.330% due 06/25/2047 ^•		$6,344	5,887
0.440% due 09/25/2037 ^•		17,598	14,222

Credit-Based Asset Servicing & Securitization LLC
3.406% due 12/25/2035 ^þ		10	10

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		14,311	10,128

First Franklin Mortgage Loan Trust
0.290% due 10/25/2036 •		3,893	3,123

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		16	1,640

Fremont Home Loan Trust
0.280% due 01/25/2037 •		6,235	3,567
0.610% due 02/25/2036 •		11,873	8,424

Glacier Funding CDO Ltd.
0.490% due 08/04/2035 •		7,571	1,555

Grand Canal Securities
0.439% due 12/24/2058 •	EUR	1,513	1,819

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~		750	380

GSAMP Trust
0.270% due 12/25/2036 •		$1,539	983

Home Equity Mortgage Loan Asset-Backed Trust
0.290% due 07/25/2037 •		2,936	2,024

JPMorgan Mortgage Acquisition Trust
6.330% due 07/25/2036 ^þ		115	54

Lehman XS Trust
6.790% due 06/24/2046 þ		1,490	1,516

LNR CDO Ltd.
0.428% due 02/28/2043 •		3,321	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.730% due 01/25/2036 •		$5,712	$5,419

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		15	2,568

Merrill Lynch Mortgage Investors Trust
6.395% due 03/25/2037 þ		6,614	2,182

Morgan Stanley ABS Capital, Inc. Trust
0.280% due 10/25/2036 •		6,787	4,427

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		1,039	688

N-Star REL CDO Ltd.
0.593% due 02/01/2041 •		705	591

Orient Point CDO Ltd.
0.508% due 10/03/2045 •		127,265	49,951

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.105% due 07/25/2035 •		6,000	5,345

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,496	5,028
7.238% due 09/25/2037 ^þ		8,723	5,074

Securitized Asset-Backed Receivables LLC Trust
0.550% due 03/25/2036 •		10,858	10,155

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		8	8,772

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		7	3,496

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		3	1,244
0.000% due 10/15/2048 «(h)		3	1,407

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		7,500	1,487
0.000% due 07/25/2040 «(h)		38	811
0.000% due 09/25/2040 (h)		3,226	885

South Coast Funding Ltd.
0.843% due 08/10/2038 •		19,392	2,810

Symphony CLO Ltd.
4.834% due 07/14/2026 •		3,600	3,309

Taberna Preferred Funding Ltd.
0.585% due 12/05/2036 •		10,863	9,288
0.605% due 08/05/2036 •		511	442
0.605% due 08/05/2036 ^•		9,902	8,565
0.941% due 02/05/2036 •		4,517	3,998

Total Asset-Backed Securities (Cost $257,384)			221,375

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ		10,701	3,924
0.125% due 07/09/2035 þ		9,865	3,181
0.125% due 01/09/2038 þ		22,691	8,924
0.125% due 07/09/2041 þ		9,194	3,346
0.125% due 07/09/2046 þ		115	40
1.000% due 08/05/2021 (j)	ARS	139,662	941
1.000% due 07/09/2029		$1,352	562
2.500% due 07/22/2021 (j)	ARS	44,171	299
15.500% due 10/17/2026		92,410	216
34.109% (BADLARPP) due 10/04/2022 ~		116	1
36.080% (BADLARPP + 2.000%) due 04/03/2022 ~		123,168	783

Autonomous City of Buenos Aires Argentina
37.331% (BADLARPP + 3.250%) due 03/29/2024 ~		202,676	1,183
39.028% (BADLARPP + 5.000%) due 01/23/2022 ~		171,140	1,118

Dominican Republic International Bond
4.875% due 09/23/2032		$14,600	15,626

Ghana Government International Bond
6.375% due 02/11/2027		1,100	1,142
7.875% due 02/11/2035		1,300	1,317
8.750% due 03/11/2061		400	403
10.750% due 10/14/2030		800	1,064

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	25,434	154
37.804% due 04/12/2025		862,385	4,576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
5.750% due 09/30/2049 (o)		$3,216	$3,108

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		200	218

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	2,495	2,887
7.750% due 09/01/2022		$9,800	10,421

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		70	7
9.250% due 09/15/2027 ^(e)		598	58

Total Sovereign Issues (Cost $93,371)			65,499

		SHARES
COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		1,167,686	2,324

iHeartMedia, Inc. ‘A’ (f)		64,921	944

iHeartMedia, Inc. ‘B’ «(f)		872	11

			3,279

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		64,837	5

FINANCIALS 0.2%

Associated Materials Group, Inc. «(f)(m)		411,442	2,773

INDUSTRIALS 0.9%

McDermott International Ltd. (f)		57,728	59

Neiman Marcus Group Ltd. LLC «(f)(m)		152,491	14,130

Noble Corp. PLC «(f)(m)		7,846	111

Westmoreland Mining Holdings LLC «(f)(m)		45,070	338

			14,638

Total Common Stocks (Cost $21,214)			20,695

WARRANTS 1.9%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «		422,815	6,049

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «		42,538	159

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «		1,355,000	2,020

INFORMATION TECHNOLOGY 1.4%

Windstream Holdings LLC - Exp. 03/24/2021 «		1,181,339	21,648

Total Warrants (Cost $18,299)			29,876

PREFERRED SECURITIES 3.8%

BANKING & FINANCE 0.6%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~		1,800,000	793

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(k)(l)(o)	600,000	$740

Banco Santander S.A.
6.250% due 09/11/2021 •(k)(l)(o)	2,200,000	2,721

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(k)	110,000	109

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(k)	1,000,000	1,095

Wells Fargo & Co.
3.900% due 03/15/2026 •(k)	3,200,000	3,202

		8,660

INDUSTRIALS 3.2%

General Electric Co.
3.554% (US0003M + 3.330%) due 03/15/2021 ~(k)	1,343,000	1,270

Sequa Corp. (12.000% PIK)
12.000% «(d)	35,522	48,282

		49,552

Total Preferred Securities (Cost $35,107)		58,212

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.9%

REAL ESTATE 1.9%

Uniti Group, Inc.		572,252	$7,044

VICI Properties, Inc.		858,541	21,704

Total Real Estate Investment Trusts (Cost $14,376)			28,748

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (n) 5.6%
			87,188

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)	ARS	61,022	409

Republic of Argentina Bond
37.750% due 04/30/2021 (h)(i)		65,484	396

			805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
5.650% due 09/13/2021 (h)(i)(j)	ARS	167,899	$1,136

U.S. TREASURY BILLS 1.2%
0.089% due 03/16/2021 - 05/20/2021 (g)(h)(q)(s)		$18,292	18,290

Total Short-Term Instruments (Cost $107,588)			107,419

Total Investments in Securities (Cost $2,531,616)			2,593,505

Total Investments 167.6% (Cost $2,531,616)			$2,593,505

Financial Derivative Instruments (p)(r) (0.2)% (Cost or Premiums, net $(16,190))			(2,564)

Auction Rate Preferred Shares (13.7)%			(212,650)

Other Assets and Liabilities, net (53.7)%			(830,531)

Net Assets Applicable to Common Shareholders 100.0%			$1,547,760

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$2,612	$2,773	0.18%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	2,472	5	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	4,911	14,130	0.91
Noble Corp. PLC	12/23/2020	0	111	0.01
Westmoreland Mining Holdings LLC	07/29/2015 - 03/26/2019	1,172	338	0.02

		$11,167	$17,357	1.12%

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	31

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	01/29/2021	02/01/2021	$1,088	U.S. Treasury Notes 0.125% due 09/30/2022	$(1,110)	$1,088	$1,088
RDR	0.070	01/29/2021	02/01/2021	86,100	U.S. Treasury Notes 1.750% - 2.500% due 01/15/2022 - 09/30/2024	(87,935)	86,100	86,101

Total Repurchase Agreements						$(89,045)	$87,188	$87,189

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.380%	01/22/2021	04/22/2021		GBP	(9,615)	$(13,175)
	0.490	10/15/2020	04/13/2021			$(9,981)	(9,996)
	0.490	10/20/2020	02/22/2021			(3,367)	(3,372)
	0.635	10/19/2020	05/05/2021			(4,616)	(4,623)
	0.635	12/08/2020	05/05/2021			(7,849)	(7,856)
	0.800	10/20/2020	04/21/2021			(2,703)	(2,709)
	0.850	12/09/2020	04/23/2021			(4,936)	(4,942)
	0.990	10/15/2020	04/13/2021			(3,433)	(3,443)
BRC	0.250	11/09/2020	TBD	(3)		(6,998)	(7,002)
	0.320	01/14/2021	02/16/2021			(14,306)	(14,308)
	0.350	01/14/2021	02/16/2021			(1,862)	(1,863)
	0.500	03/25/2020	TBD	(3)		(216)	(217)
	0.550	11/02/2020	03/05/2021			(16,667)	(16,690)
	0.660	01/12/2021	04/12/2021			(6,659)	(6,662)
	0.660	01/19/2021	04/23/2021			(4,568)	(4,569)
	0.700	12/09/2020	02/08/2021			(1,343)	(1,344)
	0.770	12/11/2020	04/13/2021			(2,784)	(2,787)
	0.790	11/02/2020	05/03/2021			(37,775)	(37,851)
	0.790	11/27/2020	05/03/2021			(906)	(907)
	0.790	12/07/2020	05/03/2021			(2,880)	(2,883)
	0.800	01/28/2021	03/23/2021			(4,658)	(4,659)
	0.810	12/09/2020	04/23/2021			(2,776)	(2,779)
	0.880	12/16/2020	02/22/2021			(2,874)	(2,877)
BYR	1.390	07/06/2020	03/31/2021			(25,746)	(25,775)
	1.390	07/13/2020	03/31/2021			(6,758)	(6,764)
	1.390	09/30/2020	03/31/2021			(10,774)	(10,786)
	1.390	01/15/2021	03/31/2021			(2,348)	(2,350)
CDC	0.340	01/19/2021	02/22/2021			(15,360)	(15,362)
	0.350	11/20/2020	TBD	(3)		(1,761)	(1,763)
	0.400	11/16/2020	02/19/2021			(2,598)	(2,601)
	0.480	10/21/2020	02/23/2021			(2,655)	(2,658)
	0.480	10/30/2020	02/23/2021			(6,134)	(6,141)
	0.500	10/21/2020	03/23/2021			(5,688)	(5,696)
	0.630	02/02/2021	04/08/2021			(1,244)	(1,244)
	0.830	10/23/2020	02/16/2021			(14,690)	(14,724)
	0.850	09/15/2020	03/15/2021			(17,830)	(17,889)
	0.850	09/16/2020	03/16/2021			(14,859)	(14,908)
	0.850	09/17/2020	03/15/2021			(1,209)	(1,213)
	0.850	10/16/2020	03/15/2021			(1,806)	(1,811)
	0.850	11/03/2020	02/02/2021			(1,203)	(1,206)
	0.850	12/23/2020	03/15/2021			(698)	(699)
CEW	0.654	01/06/2021	04/06/2021			(26,316)	(26,329)
	0.870	10/09/2020	04/07/2021			(6,564)	(6,582)
	0.888	09/09/2020	03/08/2021			(21,017)	(21,092)
	0.888	12/16/2020	03/08/2021			(3,496)	(3,500)
CFR	0.500	10/27/2020	02/24/2021			(2,209)	(2,212)
CIB	0.680	01/25/2021	03/01/2021			(12,030)	(12,032)
CSG	0.500	01/28/2021	03/04/2021			(4,986)	(4,987)
	0.750	01/28/2021	03/04/2021			(8,336)	(8,337)
FOB	0.350	11/16/2020	TBD	(3)		(10,715)	(10,723)
	0.350	01/28/2021	03/04/2021			(189)	(189)
	0.350	01/29/2021	03/05/2021			(21,938)	(21,939)
	0.380	01/29/2021	03/29/2021			(1,158)	(1,158)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.500%	10/27/2020	02/24/2021			$(1,537)	$(1,540)
	0.500	01/20/2021	02/19/2021			(2,500)	(2,500)
	0.500	01/27/2021	04/01/2021			(895)	(896)
	0.500	01/28/2021	03/04/2021			(184)	(184)
IND	0.470	11/10/2020	03/10/2021			(10,468)	(10,479)
	0.470	01/20/2021	03/10/2021			(2,061)	(2,061)
	0.470	01/21/2021	03/10/2021			(2,813)	(2,813)
	0.570	11/10/2020	02/09/2021			(9,884)	(9,897)
JML	(0.250)	01/15/2021	04/15/2021		EUR	(2,280)	(2,767)
	(0.100)	01/13/2021	04/13/2021			(2,307)	(2,800)
	0.400	01/15/2021	04/15/2021		GBP	(11,122)	(15,242)
	0.400	01/18/2021	04/19/2021			(378)	(519)
JPS	0.025	01/20/2021	02/19/2021			$(173)	(173)
MEI	0.700	01/20/2021	TBD	(3)		(1,305)	(1,305)
NOM	0.350	08/04/2020	TBD	(3)		(521)	(522)
	0.550	11/02/2020	03/03/2021			(9,732)	(9,746)
	0.600	11/02/2020	03/03/2021			(1,487)	(1,489)
	0.700	01/08/2021	03/11/2021			(2,609)	(2,610)
	0.700	01/21/2021	03/11/2021			(5,546)	(5,547)
	0.750	11/02/2020	03/03/2021			(6,556)	(6,569)
	0.750	12/14/2020	03/03/2021			(4,190)	(4,194)
	0.800	10/16/2020	02/16/2021			(14,909)	(14,945)
	0.800	11/18/2020	02/16/2021			(3,078)	(3,083)
	0.800	11/20/2020	02/16/2021			(4,470)	(4,477)
	0.850	09/23/2020	03/23/2021			(15,856)	(15,905)
	0.850	11/24/2020	03/23/2021			(2,247)	(2,251)
	0.900	11/19/2020	03/25/2021			(2,539)	(2,543)
RTA	0.660	01/06/2021	04/06/2021			(26,436)	(26,449)
	0.796	12/16/2020	04/23/2021			(1,719)	(1,720)
	0.802	12/16/2020	04/22/2021			(1,652)	(1,654)
SOG	0.350	11/17/2020	TBD	(3)		(398)	(398)
	0.380	02/01/2021	04/07/2021			(5,027)	(5,027)
	0.400	01/06/2021	02/08/2021			(2,627)	(2,628)
	0.500	10/30/2020	02/01/2021			(4,927)	(4,933)
	0.500	01/27/2021	TBD	(3)		(49,988)	(49,991)
	0.600	02/01/2021	04/07/2021			(7,983)	(7,983)
	0.630	10/28/2020	04/28/2021			(5,818)	(5,827)
	0.630	01/21/2021	04/28/2021			(2,281)	(2,281)
	0.700	12/03/2020	03/03/2021			(996)	(997)
	0.700	12/09/2020	02/09/2021			(3,791)	(3,795)
	0.750	11/09/2020	03/04/2021			(1,647)	(1,650)
	0.750	12/07/2020	03/03/2021			(5,175)	(5,181)
	0.750	01/21/2021	03/01/2021			(1,483)	(1,483)
	0.860	11/13/2020	04/19/2021			(6,364)	(6,376)
	0.870	09/14/2020	03/15/2021			(4,137)	(4,151)
	0.870	11/09/2020	03/10/2021			(689)	(690)
	0.950	12/15/2020	02/22/2021			(3,148)	(3,152)
	0.950	01/21/2021	02/01/2021			(7,979)	(7,981)
TDM	0.300	11/20/2020	TBD	(3)		(42,168)	(42,193)
	0.300	12/10/2020	TBD	(3)		(5,347)	(5,350)
	0.300	12/16/2020	TBD	(3)		(4,515)	(4,516)
	0.300	12/17/2020	TBD	(3)		(1,116)	(1,117)
	0.550	01/20/2021	TBD	(3)		(14,625)	(14,627)
UBS	(0.120)	01/12/2021	02/12/2021		EUR	(2,460)	(2,985)
	0.350	01/06/2021	02/08/2021			$(5,083)	(5,084)
	0.480	01/12/2021	02/12/2021		GBP	(4,870)	(6,675)
	0.530	01/15/2021	02/17/2021			$(3,417)	(3,418)
	0.650	01/15/2021	04/15/2021			(8,954)	(8,957)
	0.650	01/19/2021	04/19/2021			(3,587)	(3,588)
	0.650	01/22/2021	04/22/2021			(11,444)	(11,446)
	0.700	11/16/2020	02/16/2021			(2,022)	(2,025)

Total Reverse Repurchase Agreements							$(793,569)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	33

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(50,116)	$0	$(50,116)	$55,624	$5,508
BRC	0	(107,398)	0	(107,398)	121,150	13,752
BYR	0	(45,675)	0	(45,675)	55,535	9,860
CDC	0	(87,915)	0	(87,915)	94,298	6,383
CEW	0	(57,503)	0	(57,503)	69,366	11,863
CFR	0	(2,212)	0	(2,212)	2,358	146
CIB	0	(12,032)	0	(12,032)	14,987	2,955
CSG	0	(13,324)	0	(13,324)	16,272	2,948
FICC	1,088	0	0	1,088	(1,110)	(22)
FOB	0	(39,129)	0	(39,129)	41,468	2,339
IND	0	(25,250)	0	(25,250)	28,223	2,973
JML	0	(21,328)	0	(21,328)	24,542	3,214
JPS	0	(173)	0	(173)	217	44
MEI	0	(1,305)	0	(1,305)	1,350	45
NOM	0	(73,881)	0	(73,881)	80,718	6,837
RDR	86,101	0	0	86,101	(87,935)	(1,834)
RTA	0	(29,823)	0	(29,823)	34,177	4,354
SOG	0	(114,524)	0	(114,524)	118,923	4,399
TDM	0	(67,803)	0	(67,803)	72,896	5,093
UBS	0	(44,178)	0	(44,178)	53,923	9,745

Total Borrowings and Other Financing Transactions	$87,189	$(793,569)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(12,914)	$(133,544)	$(422,997)	$(193,845)	$(763,300)
U.S. Government Agencies	0	(12,032)	0	0	(12,032)
Sovereign Issues	0	0	(997)	0	(997)
Preferred Securities	0	(2,985)	0	0	(2,985)

Total Borrowings	$(12,914)	$(148,561)	$(423,994)	$(193,845)	$(779,314)

Payable for reverse repurchase agreements(5)					$(779,314)

(o)	Securities with an aggregate market value of $904,042 have been pledged as collateral under the terms of the above master agreements as of January 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2021 was $(641,937) at a weighted average interest rate of 0.700%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(14,255) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2021	0.785%	$	1,000	$(25)	$28	$3	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	5.886		4,700	(9)	(88)	(97)	0	(29)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	6.161%	$	1,000	$(2)	$(31)	$(33)	$0	$(10)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.143	EUR	1,900	(362)	163	(199)	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.248		27,400	(4,887)	1,575	(3,312)	0	(3)

							$(5,285)	$1,647	$(3,638)	$0	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	356	$34	$(2)	$32	$1	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		1,288	(7)	121	114	1	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		10,100	652	226	878	9	0

						$679	$345	$1,024	$11	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	23,800	$(105)	$293	$188	$229	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		7,800	244	459	703	238	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	78,000	38	(133)	(95)	0	(10)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		8,580	541	350	891	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	1,952	4,051	0	(14)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		73,900	530	8,172	8,702	0	(71)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		263,700	13,372	31,222	44,594	0	(391)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		3,600	(75)	111	36	9	0
Receive(5)	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		6,100	0	4	4	15	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		305,100	(9,953)	132,134	122,181	0	(1,333)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(3)	(348)	(351)	11	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		19,800	(143)	(1,772)	(1,915)	97	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		28,200	(65)	(929)	(994)	138	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		29,300	(114)	(2,056)	(2,170)	143	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		9,800	(29)	(1,598)	(1,627)	49	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		318,100	697	35,512	36,209	1,548	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		17,000	1,650	(140)	1,510	83	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	1,119	1,451	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	21,400	392	(585)	(193)	82	0

							$9,408	$203,767	$213,175	$2,644	$(1,819)

Total Swap Agreements							$4,802	$205,759	$210,561	$2,655	$(1,861)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,655	$2,655	$0	$0	$(1,861)	$(1,861)

(q)

Securities with an aggregate market value of $5,429 and cash of $39,364 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2021	AUD	4,183		$3,236	$39	$0
	02/2021		$3,566	NOK	33,245	315	0
	02/2021		3,232	SEK	28,015	121	0
	02/2021		227	TRY	1,709	5	0
	03/2021		3,237	AUD	4,183	0	(39)
	04/2021		122	TRY	937	3	0
	06/2021		1,144	ZAR	17,341	0	(18)

BPS	02/2021	EUR	2,643		$3,201	0	(7)
	02/2021		$90	TRY	664	1	0
	06/2021		3,607	MXN	77,205	108	0

BRC	02/2021		1,070	GBP	793	16	0
	02/2021		287	TRY	2,203	13	0
	03/2021		826	RUB	61,038	0	(24)

CBK	02/2021	EUR	23,321		$28,613	312	0
	02/2021		$2,923	AUD	3,776	0	(38)
	02/2021		94,460	GBP	69,179	326	0
	02/2021		3,114	NOK	28,575	222	0
	02/2021		784	RUB	57,706	0	(23)
	02/2021		3,474	SEK	30,555	183	0
	02/2021		235	TRY	1,799	9	0
	03/2021	GBP	69,179		$94,473	0	(326)
	03/2021		$1,661	RUB	123,936	0	(32)
	04/2021		849	MXN	17,129	0	(20)
	06/2021		7,347	PEN	26,507	0	(63)

DUB	02/2021	BRL	37,368		$6,961	132	0
	02/2021		$6,824	BRL	37,368	6	0
	03/2021		6,956		37,368	0	(132)
	06/2021	MXN	5,238		$248	0	(4)

FBF	02/2021		$695	TRY	5,402	38	0
	04/2021		128		989	4	0

GLM	02/2021	GBP	73,206		$100,160	0	(144)
	02/2021		$243	TRY	1,851	8	0
	04/2021		87		664	2	0
	05/2021		505	MXN	10,855	19	0

HUS	02/2021	BRL	37,368		$6,824	0	(6)
	02/2021	EUR	1,473		1,794	6	0
	02/2021		$7,381	BRL	37,368	0	(551)
	02/2021		6,246	EUR	5,144	0	(4)
	02/2021		1,683	RUB	125,172	0	(32)
	02/2021		47	TRY	350	1	0
	03/2021		4,968	RUB	367,245	0	(142)
	05/2021		5,347	MXN	114,894	194	0
	06/2021		4,238	ZAR	65,393	9	0

IND	02/2021		42	TRY	318	1	0

JPM	02/2021		849		6,548	38	0
	03/2021		1,381	CLP	964,978	0	(67)
	03/2021		349	TRY	2,619	5	0
	04/2021		481		3,715	12	0
	05/2021		2,379	MXN	51,064	83	0
	06/2021		1,852	ZAR	28,310	0	(14)

MYI	02/2021		9,757	GBP	7,105	0	(22)
	02/2021		73	TRY	555	2	0

RYL	02/2021		196		1,491	6	0
	05/2021		594	MXN	12,766	22	0

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	02/2021	EUR	109,464		$134,025	$1,185	$0
	02/2021	GBP	3,871		5,316	12	0
	02/2021		$4,072	AUD	5,267	0	(46)
	02/2021		484	TRY	3,658	12	0
	03/2021	EUR	131,757		$160,168	177	0

SOG	02/2021		$100	TRY	758	3	0

TOR	02/2021		46		349	1	0

UAG	02/2021	TRY	1,225		$166	0	(1)
	02/2021		$2,203	RUB	163,636	0	(45)
	02/2021		47	TRY	367	3	0
	03/2021		1,603	RUB	119,756	0	(29)
	04/2021		166	TRY	1,266	1	0

Total Forward Foreign Currency Contracts						$3,655	$(1,829)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.583%	$	1,800	$(352)	$314	$0	$(38)

BRC	Springleaf Finance Corp.	5.000	Quarterly	12/20/2021	0.530		2,700	(40)	164	124	0
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	3.011		16,900	1,036	(317)	719	0

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.583		2,400	(476)	425	0	(51)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	2.228		100	(4)	3	0	(1)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.583		3,000	(623)	560	0	(63)

JPM	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.786		6,570	620	(196)	424	0

								$161	$953	$1,267	$(153)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$32,351	$(6,783)	$5,277	$0	$(1,506)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	15,087	(717)	(259)	0	(976)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	2,736	(573)	446	0	(127)

MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	37,707	(7,794)	6,038	0	(1,756)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	41,049	(5,234)	3,323	0	(1,911)

						$(21,101)	$14,825	$0	$(6,276)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.380%	Semi-Annual	04/12/2031	$30,600	$(52)	$30	$0	$(22)

Total Swap Agreements							$(20,992)	$15,808	$1,267	$(6,451)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$483	$0	$0	$483	$(57)	$0	$0	$(57)	$426	$(590)	$(164)
BPS	109	0	0	109	(7)	0	(38)	(45)	64	(260)	(196)
BRC	29	0	843	872	(24)	0	(1,506)	(1,530)	(658)	802	144
CBK	1,052	0	0	1,052	(502)	0	0	(502)	550	(589)	(39)
DUB	138	0	0	138	(136)	0	0	(136)	2	0	2

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	37

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
FBF	$42	$0	$0	$42	$0	$0	$0	$0	$42	$0	$42
GLM	29	0	0	29	(144)	0	0	(144)	(115)	391	276
GST	0	0	0	0	0	0	(1,155)	(1,155)	(1,155)	1,535	380
HUS	210	0	0	210	(735)	0	(63)	(798)	(588)	401	(187)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	138	0	424	562	(81)	0	0	(81)	481	(660)	(179)
MEI	0	0	0	0	0	0	(1,756)	(1,756)	(1,756)	1,867	111
MYC	0	0	0	0	0	0	(1,933)	(1,933)	(1,933)	1,706	(227)
MYI	2	0	0	2	(22)	0	0	(22)	(20)	0	(20)
RYL	28	0	0	28	0	0	0	0	28	0	28
SCX	1,386	0	0	1,386	(46)	0	0	(46)	1,340	(1,310)	30
SOG	3	0	0	3	0	0	0	0	3	0	3
TOR	1	0	0	1	0	0	0	0	1	0	1
UAG	4	0	0	4	(75)	0	0	(75)	(71)	0	(71)

Total Over the Counter	$3,655	$0	$1,267	$4,922	$(1,829)	$0	$(6,451)	$(8,280)

(s)

Securities with an aggregate market value of $7,021 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$11	$0	$0	$2,644	$2,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,655	$0	$3,655
Swap Agreements	0	1,267	0	0	0	1,267

	$0	$1,267	$0	$3,655	$0	$4,922

	$0	$1,278	$0	$3,655	$2,644	$7,577

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$42	$0	$0	$1,819	$1,861

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,829	$0	$1,829
Swap Agreements	0	6,429	0	0	22	6,451

	$0	$6,429	$0	$1,829	$22	$8,280

	$0	$6,471	$0	$1,829	$1,841	$10,141

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$677	$0	$0	$7,565	$8,242

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,823)	$0	$(15,823)
Swap Agreements	0	3,600	0	0	(889)	2,711

	$0	$3,600	$0	$(15,823)	$(889)	$(13,112)

	$0	$4,277	$0	$(15,823)	$6,676	$(4,870)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,199	$0	$0	$6,443	$9,642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,681	$0	$9,681
Swap Agreements	0	5,661	0	0	30	5,691

	$0	$5,661	$0	$9,681	$30	$15,372

	$0	$8,860	$0	$9,681	$6,473	$25,014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$15,345	$316,874	$59,094	$391,313
Corporate Bonds & Notes
Banking & Finance	0	387,519	0	387,519
Industrials	0	848,444	105	848,549
Utilities	0	138,090	0	138,090
Convertible Bonds & Notes
Industrials	0	5,455	0	5,455
Utilities	0	15	0	15
Municipal Bonds & Notes
Illinois	0	19,753	0	19,753
Iowa	0	432	0	432
Virginia	0	1,428	0	1,428
West Virginia	0	8,460	0	8,460
U.S. Government Agencies	0	57,585	8,573	66,158
Non-Agency Mortgage-Backed Securities	0	194,509	0	194,509
Asset-Backed Securities	0	201,437	19,938	221,375
Sovereign Issues	0	65,499	0	65,499
Common Stocks
Communication Services	3,268	0	11	3,279
Energy	5	0	0	5
Financials	0	0	2,773	2,773
Industrials	59	0	14,579	14,638
Warrants
Communication Services	0	0	6,049	6,049
Financials	0	0	159	159
Industrials	0	0	2,020	2,020
Information Technology	0	0	21,648	21,648

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Preferred Securities
Banking & Finance	$0	$8,660	$0	$8,660
Industrials	0	1,270	48,282	49,552
Real Estate Investment Trusts
Real Estate	28,748	0	0	28,748
Short-Term Instruments
Repurchase Agreements	0	87,188	0	87,188
Short-Term Notes	0	805	0	805
Argentina Treasury Bills	0	1,136	0	1,136
U.S. Treasury Bills	0	18,290	0	18,290

Total Investments	$47,425	$2,362,849	$183,231	$2,593,505

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,655	0	2,655
Over the counter	0	4,922	0	4,922

	$0	$7,577	$0	$7,577

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,861)	0	(1,861)
Over the counter	0	(8,280)	0	(8,280)

	$0	$(10,141)	$0	$(10,141)

Total Financial Derivative Instruments	$0	$(2,564)	$0	$(2,564)

Totals	$47,425	$2,360,285	$183,231	$2,590,941

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	39

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)	January 31, 2021	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2021:

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$45,887	$48,064	$(32,872)	$171	$(17,318)	$13,822	$2,988	$(1,648)	$59,094	$494
Corporate Bonds & Notes
Industrials	0	96	0	0	0	9	0	0	105	9
U.S. Government Agencies	8,599	0	(92)	17	31	18	0	0	8,573	12
Non-Agency Mortgage-Backed Securities	4,804	0	0	20	0	480	0	(5,304)	0	0
Asset-Backed Securities	43,762	0	(22,978)	0	(4,750)	3,904	0	0	19,938	(1,566)
Common Stocks
Communication Services	7	0	0	0	0	4	0	0	11	4
Financials	0	2,613	0	0	0	160	0	0	2,773	160
Industrials	338	4,910	0	0	0	9,331	0	0	14,579	9,331
Real Estate	5,369	0	(3,623)	0	0	(1,746)	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	0	6,049	0	6,049	0
Financials	0	0	0	0	0	159	0	0	159	159
Industrials	0	0	0	0	0	2,020	0	0	2,020	2,020
Information Technology	0	9,795	0	0	0	11,853	0	0	21,648	11,853
Preferred Securities
Industrials	25,801	0	(8,181)	0	0	30,662	0	0	48,282	30,662

Totals	$134,567	$65,478	$(67,746)	$208	$(22,037)	$70,676	$9,037	$(6,952)	$183,231	$53,138

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$32,000	Market Based Approach	Recovery Value	100.000	—
	2,987	Other Valuation Techniques(2)	—	—	—
	18,855	Proxy Pricing	Base Price	91.800-100.000	95.134
	5,252	Third Party Vendor	Broker Quote	82.500-89.500	89.292
Corporate Bonds & Notes
Industrials	105	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	8,573	Proxy Pricing	Base Price	61.040	—
Asset-Backed Securities	19,938	Proxy Pricing	Base Price	2,123.960-105,445.665	64,332.801
Common Stocks
Communication Services	11	Other Valuation Techniques(2)	—	—	—
Financials	2,773	Other Valuation Techniques(2)	—	—	—
Industrials	14,130	Discounted Cash Flow	Discount Rate	15.250	—
	449	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	6,049	Reference Instrument	Liquidity Discount	$1.599	—
Financials	159	Other Valuation Techniques(2)	—	—
Industrials	2,020	Other Valuation Techniques(2)	—	—	—
Information Technology	21,648	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	48,282	Fundamental Valuation	Company Equity Value	$1,138,933,000.000	—

Total	$183,231

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	January 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.6%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,423	$4,410

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		67	68

Alphabet Holding Co., Inc.
3.621% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	97

Banijay Entertainment S.A.S
3.881% (LIBOR03M + 3.750%) due 03/01/2025 ~		14	14

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 02/06/2027 ~	EUR	1,000	1,216

Caesars Resort Collection LLC
2.871% (LIBOR03M + 2.750%) due 12/23/2024 ~		$8,251	8,167
4.621% (LIBOR03M + 4.500%) due 07/21/2025 ~		1,696	1,698

CenturyLink, Inc.
2.371% (LIBOR03M + 2.250%) due 03/15/2027 ~		269	268

Cornerstone Building Brands, Inc.
3.876% (LIBOR03M + 3.750%) due 04/12/2025 ~		39	39

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		551	532

DTEK Investments Ltd.
5.121% (LIBOR03M + 5.000%) due 06/30/2023 «~		2,439	1,413

Emerald TopCo, Inc.
3.621% - 3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~		106	106

Envision Healthcare Corp.
3.871% (LIBOR03M + 3.750%) due 10/10/2025 ~		16,046	13,807

EyeCare Partners LLC
3.871% (LIBOR03M + 3.750%) due 02/18/2027 ~		52	51

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		4,444	4,449

Forbes Energy Services LLC
TBD% due 04/13/2021		189	183

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~		2,400	2,410

Ingersoll Rand Co. Ltd.
1.871% (LIBOR03M + 1.750%) due 03/01/2027 ~		47	47

Innophos, Inc.
3.621% (LIBOR03M + 3.500%) due 02/07/2027 ~		20	20

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		1,810	1,850

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		918	919

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		1,800	1,821

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~		21	21

Lealand Finance Company B.V. (1.121% Cash and 3.000% PIK)
4.121% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		343	231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDermott Technology Americas, Inc.
3.121% (LIBOR03M + 3.000%) due 06/30/2024 «~		$75	$62

MH Sub LLC
3.621% (LIBOR03M + 3.500%) due 09/13/2024 ~		116	116

Nascar Holdings, Inc.
2.871% (LIBOR03M + 2.750%) due 10/19/2026 ~		63	63

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		5,903	6,348

Pacific Drilling Co. LLC
1.000% due 12/31/2025 «µ		71	71

Parexel International Corp.
2.807% (LIBOR03M + 2.750%) due 09/27/2024 ~		86	86

PetSmart, Inc.
TBD% due 01/27/2028		2,400	2,376
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		4,760	4,763

Playtika Holding Corp.
7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~		3,291	3,314

PUG LLC
3.621% (LIBOR03M + 3.500%) due 02/12/2027 ~		4,696	4,520

Sasol Ltd.
TBD% due 11/23/2022 «		4,589	4,213

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		137	137

Starfruit Finco BV
3.129% (LIBOR03M + 3.000%) due 10/01/2025 ~		181	181

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		2,950	2,932

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		6,033	5,528

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		416	417

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		2,821	2,817

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,465	3,460

Valaris PLC
TBD% due 08/17/2021 «µ		18	18

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		625	581

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		3,831	1,915

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,474	2,441

Total Loan Participations and Assignments (Cost $93,857)			90,196

CORPORATE BONDS & NOTES 71.3%

BANKING & FINANCE 20.2%

Ally Financial, Inc.
8.000% due 11/01/2031 (o)		1,767	2,557

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		449	451

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	700	882
3.625% due 09/24/2024		1,000	1,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	700	$207

Bank of Nova Scotia
4.900% due 06/04/2025 •(k)(l)		$1,849	1,990

Barclays PLC
5.875% due 09/15/2024 •(k)(l)	GBP	1,400	1,974
6.125% due 12/15/2025 •(k)(l)		$2,000	2,170
7.875% due 09/15/2022 •(k)(l)	GBP	3,800	5,542

BGC Partners, Inc.
4.375% due 12/15/2025 (o)		$1,800	1,925

Brookfield Finance, Inc.
4.700% due 09/20/2047 (o)		138	171

Cantor Fitzgerald LP
4.875% due 05/01/2024		29	32

CBL & Associates LP
5.250% due 12/01/2023 ^(e)		112	42
5.950% due 12/15/2026 ^(e)(o)		986	368

Credit Agricole S.A.
7.875% due 01/23/2024 •(k)(l)		200	226

Credit Suisse Group AG
7.500% due 07/17/2023 •(k)(l)		200	218

Equitable Holdings, Inc.
5.000% due 04/20/2048		9	12

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (o)		4,089	4,565

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	100	114
1.744% due 07/19/2024		300	362
2.748% due 06/14/2024	GBP	100	137
3.021% due 03/06/2024	EUR	100	126
3.087% due 01/09/2023 (o)		$2,500	2,532
3.250% due 09/15/2025	EUR	100	127
3.375% due 11/13/2025 (o)		$800	814
4.535% due 03/06/2025	GBP	100	146
5.125% due 06/16/2025 (o)		$2,300	2,501

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		361	374
6.750% due 03/15/2022		244	245

GSPA Monetization Trust
6.422% due 10/09/2029 (o)		3,114	3,447

Howard Hughes Corp.
4.125% due 02/01/2029 (c)		300	299
4.375% due 02/01/2031 (c)		100	100

HSBC Holdings PLC
4.750% due 07/04/2029 •(k)(l)	EUR	1,900	2,581
5.875% due 09/28/2026 •(k)(l)(o)	GBP	200	301
6.000% due 09/29/2023 •(k)(l)(o)	EUR	2,100	2,779

Hunt Cos., Inc.
6.250% due 02/15/2026		$24	25

ING Groep NV
5.750% due 11/16/2026 •(k)(l)		300	325

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	200	251
3.950% due 06/30/2022	GBP	3,753	5,216

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$66	67

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		30	29

Lloyds Banking Group PLC
6.750% due 06/27/2026 •(k)(l)		3,500	3,901
7.500% due 06/27/2024 •(k)(l)		2,800	3,120

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (o)		5,100	5,196

National Retail Properties, Inc.
2.500% due 04/15/2030 (o)		100	103

Natwest Group PLC
6.000% due 12/29/2025 •(k)(l)		2,000	2,207
8.000% due 08/10/2025 •(k)(l)(o)		6,390	7,516

Navient Corp.
5.625% due 08/01/2033 (o)		686	657

Newmark Group, Inc.
6.125% due 11/15/2023		62	67

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		20	22

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	41

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRA Group, Inc.
7.375% due 09/01/2025 (o)		$1,700	$1,826

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)		200	221
7.375% due 10/04/2023 •(k)(l)(o)		600	648

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)	EUR	7,133	11,388

STORE Capital Corp.
4.625% due 03/15/2029 (o)		$100	115

Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	227	477

TP ICAP PLC
5.250% due 01/26/2024 (o)		2,939	4,422

UniCredit SpA
7.830% due 12/04/2023 (o)		$4,050	4,781

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,606	3,747

Uniti Group LP
7.875% due 02/15/2025 (o)		$14,430	15,512

Voyager Aviation Holdings LLC
9.000% due 08/15/2021		5,971	3,597

			117,049

INDUSTRIALS 41.8%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (o)		1,300	1,457

Altice Financing S.A.
7.500% due 05/15/2026 (o)		1,400	1,470

AMC Networks, Inc.
4.250% due 02/15/2029 (c)		3,000	2,990

Arches Buyer, Inc.
6.125% due 12/01/2028 (o)		600	616

Associated Materials LLC
9.000% due 09/01/2025		299	319

B.C. Unlimited Liability Co.
3.500% due 02/15/2029 (o)		1,700	1,700

Ball Corp.
2.875% due 08/15/2030 (o)		1,050	1,046

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		148	114

Boeing Co.
5.040% due 05/01/2027 (o)		326	380
5.150% due 05/01/2030 (o)		754	896
5.705% due 05/01/2040 (o)		736	935
5.805% due 05/01/2050 (o)		958	1,265
5.930% due 05/01/2060 (o)		884	1,190

Bombardier, Inc.
6.000% due 10/15/2022		28	28
6.125% due 01/15/2023 (o)		745	749
7.500% due 03/15/2025 (o)		4,257	3,991
7.875% due 04/15/2027 (o)		6,633	6,134

Broadcom, Inc.
4.150% due 11/15/2030 (o)		502	570
4.300% due 11/15/2032 (o)		779	902
5.000% due 04/15/2030		40	48

CCO Holdings LLC
4.250% due 02/01/2031 (o)		6,538	6,708
4.500% due 08/15/2030		148	156
4.750% due 03/01/2030		160	170

Charter Communications Operating LLC
3.700% due 04/01/2051		100	99
3.850% due 04/01/2061		400	384

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		139	145

Community Health Systems, Inc.
4.750% due 02/15/2031 (c)		800	801
5.625% due 03/15/2027 (o)		5,990	6,297
6.000% due 01/15/2029 (o)		1,260	1,340
6.625% due 02/15/2025 (o)		620	654
8.000% due 03/15/2026 (o)		753	810
8.625% due 01/15/2024 (o)		1,160	1,212

Connect Finco SARL
6.750% due 10/01/2026		58	62

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		$14	$14

Corning, Inc.
5.450% due 11/15/2079		70	93

CSC Holdings LLC
3.375% due 02/15/2031 (o)		400	391

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)		669	857

DAE Funding LLC
5.250% due 11/15/2021		268	275
5.750% due 11/15/2023		268	276

Delta Air Lines, Inc.
7.375% due 01/15/2026 (o)		920	1,058

Energy Transfer Operating LP
3.750% due 05/15/2030 (o)		75	79
5.000% due 05/15/2050		69	72

Exela Intermediate LLC
10.000% due 07/15/2023		117	38

Ferroglobe PLC
9.375% due 03/01/2022 (o)		1,550	1,294

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		1,414	1,446
6.875% due 03/01/2026 (o)		958	999

Ford Motor Co.
7.700% due 05/15/2097 (o)		7,315	8,549

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		5,650	5,830

Fresnillo PLC
4.250% due 10/02/2050 (o)		1,500	1,600

Frontier Finance PLC
8.000% due 03/23/2022	GBP	3,450	4,869

Full House Resorts, Inc.
8.575% due 02/02/2024		$288	278
9.738% due 02/02/2024		25	24

General Electric Co.
4.350% due 05/01/2050 (o)		3,100	3,587
5.875% due 01/14/2038		22	29
6.150% due 08/07/2037		17	23
6.875% due 01/10/2039 (o)		10	14

Harvest Midstream LP
7.500% due 09/01/2028 (o)		1,200	1,263

HCA, Inc.
7.500% due 11/15/2095 (o)		1,200	1,577

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (c)		1,300	1,288
3.750% due 05/01/2029 (o)		1,800	1,832
4.000% due 05/01/2031 (o)		1,800	1,853

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		6,400	6,732
5.875% due 04/01/2026 (o)		1,400	1,590

Hologic, Inc.
3.250% due 02/15/2029 (o)		1,800	1,833

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		1,143	1,220

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(o)		444	473

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		327	361

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	757	920
3.375% due 01/15/2026		$200	201

Innophos Holdings, Inc.
9.375% due 02/15/2028		108	119

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		86	22

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		3,914	2,730
8.000% due 02/15/2024		44	45
8.500% due 10/15/2024 ^(e)		10,423	7,556
9.750% due 07/15/2025 ^(e)(o)		3,007	2,185

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		4,727	396
8.125% due 06/01/2023 ^(e)(o)		1,121	87

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JetBlue Pass-Through Trust
4.000% due 05/15/2034 (o)		$1,200	$1,315

Kinder Morgan, Inc.
7.800% due 08/01/2031 (o)		3,580	5,191

Kraft Heinz Foods Co.
5.500% due 06/01/2050		200	247

Level 3 Financing, Inc.
3.625% due 01/15/2029 (o)		5,200	5,184

Marriott International, Inc.
4.625% due 06/15/2030		34	39

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (o)		1,700	1,809

MGM Resorts International
4.750% due 10/15/2028 (o)		2,200	2,296

NCL Corp. Ltd.
3.625% due 12/15/2024		70	62
10.250% due 02/01/2026 (o)		1,703	1,980
12.250% due 05/15/2024 (o)		2,900	3,380

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,100	1,623
3.875% due 11/15/2029		1,504	2,237
4.625% due 05/15/2029		5,000	7,733
4.875% due 06/15/2030		$100	122
5.375% due 11/15/2029		60	75

New Albertson’s LP
6.570% due 02/23/2028 (o)		5,600	5,620

Nissan Motor Co. Ltd.
4.345% due 09/17/2027 (o)		400	442
4.810% due 09/17/2030 (o)		1,400	1,562

Noble Corp.
15.000% due 02/16/2028 «(c)		47	47

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		239	138

Northriver Midstream Finance LP
5.625% due 02/15/2026 (o)		1,900	1,949

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/01/2021 (h)(k)		753	6

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		38	41

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)(o)		410	108

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,522	7,263
5.950% due 01/28/2031 (o)		$1,931	1,832
6.490% due 01/23/2027		70	72
6.500% due 03/13/2027		190	197
6.750% due 09/21/2047		50	44
6.840% due 01/23/2030 (o)		2,220	2,234
6.950% due 01/28/2060		300	263
7.690% due 01/23/2050		110	104

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	750	919

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		$3,200	3,436

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (o)		2,431	2,403

QualityTech LP
3.875% due 10/01/2028 (o)		1,700	1,736

QVC, Inc.
5.950% due 03/15/2043 (o)		2,408	2,506

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	100	149

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031		1,000	1,877

Sands China Ltd.
5.125% due 08/08/2025 (o)		$200	224
5.400% due 08/08/2028 (o)		5,128	5,915

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		1,909	1,935

Standard Industries, Inc.
3.375% due 01/15/2031		600	593
4.375% due 07/15/2030 (o)		2,200	2,338

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		1,864	1,897

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (o)		$1,332	$1,338

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	133

Times Square Hotel Trust
8.528% due 08/01/2026		$1,179	1,293

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		2,249	2,434
5.750% due 09/30/2039 (o)		9,171	10,605

TransDigm, Inc.
5.500% due 11/15/2027		34	35

Transocean Pontus Ltd.
6.125% due 08/01/2025		114	106

Transocean, Inc.
7.250% due 11/01/2025		74	42
7.500% due 01/15/2026		26	13
8.000% due 02/01/2027		117	61

Triumph Group, Inc.
5.250% due 06/01/2022		24	23
6.250% due 09/15/2024		67	66

U.S. Renal Care, Inc.
10.625% due 07/15/2027		59	65

Uber Technologies, Inc.
6.250% due 01/15/2028 (o)		1,300	1,399

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	425

United Airlines Pass-Through Trust
4.875% due 07/15/2027 (c)		1,600	1,648
5.875% due 04/15/2029 (o)		3,025	3,387

United Group BV
4.875% due 07/01/2024	EUR	100	124

Univision Communications, Inc.
5.125% due 02/15/2025		$433	436

Valaris PLC
5.750% due 10/01/2044 ^(e)		130	9
7.750% due 02/01/2026 ^(e)		18	1

Vale Overseas Ltd.
6.875% due 11/21/2036		59	85
6.875% due 11/10/2039		43	62

Veritas US, Inc.
7.500% due 09/01/2025 (o)		930	957

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		1,597	1,862

VOC Escrow Ltd.
5.000% due 02/15/2028 (o)		4,000	3,891

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		42	41
6.250% due 02/01/2050		28	32

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		7,444	7,551

WMG Acquisition Corp.
3.000% due 02/15/2031 (o)		4,961	4,837

Wyndham Destinations, Inc.
3.900% due 03/01/2023		72	73
4.625% due 03/01/2030		42	43
5.650% due 04/01/2024		10	11
6.000% due 04/01/2027 (o)		714	791

Wynn Macau Ltd.
5.125% due 12/15/2029		200	202
5.625% due 08/26/2028 (o)		2,200	2,267

YPF S.A.
38.275% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,090	46

Yum! Brands, Inc.
3.625% due 03/15/2031 (o)		$2,300	2,257

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		430	432
6.125% due 03/01/2028		68	71

			241,913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 9.3%

AT&T, Inc.
3.100% due 02/01/2043 (o)		$1,178	$1,149
3.300% due 02/01/2052 (o)		1,178	1,111
3.500% due 06/01/2041 (o)		964	996
3.500% due 02/01/2061 (o)		1,192	1,135
3.650% due 06/01/2051 (o)		2,030	2,040
3.850% due 06/01/2060 (o)		1,450	1,469

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		1,192	813

Edison International
5.750% due 06/15/2027		51	61

Frontier Communications Corp.
5.000% due 05/01/2028 (o)		1,100	1,143

Lumen Technologies, Inc.
4.000% due 02/15/2027		54	56

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (o)		3,600	4,372

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		71	70

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		189	58

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		727	700

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		5,021	773

Pacific Gas & Electric Co.
2.950% due 03/01/2026 (o)		392	415
3.250% due 06/15/2023 (o)		273	285
3.300% due 03/15/2027 (o)		716	768
3.400% due 08/15/2024 (o)		378	406
3.450% due 07/01/2025 (o)		1,376	1,489
3.500% due 06/15/2025 (o)		735	794
3.750% due 02/15/2024 (o)		691	743
3.750% due 07/01/2028 (o)		1,376	1,512
3.750% due 08/15/2042		22	22
4.000% due 12/01/2046		7	7
4.300% due 03/15/2045		27	28
4.500% due 07/01/2040 (o)		2,303	2,523
4.500% due 12/15/2041 (o)		275	284
4.550% due 07/01/2030 (o)		4,291	4,903
4.600% due 06/15/2043 (o)		118	129
4.650% due 08/01/2028 (o)		930	1,066
4.750% due 02/15/2044 (o)		632	699
4.950% due 07/01/2050 (o)		3,358	3,823

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		2,300	2,529
6.250% due 12/14/2026	GBP	3,966	6,497
6.625% due 01/16/2034		100	171

Rio Oil Finance Trust
8.200% due 04/06/2028		$243	277
9.250% due 07/06/2024 (o)		2,114	2,367
9.750% due 01/06/2027 (o)		151	177
9.750% due 01/06/2027		182	212

Southern California Edison Co.
3.650% due 02/01/2050		27	29
5.750% due 04/01/2035		10	14
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		39	49

Sprint Corp.
7.125% due 06/15/2024 (o)		4,726	5,517

Talen Energy Supply LLC
6.625% due 01/15/2028		30	31

Transocean Poseidon Ltd.
6.875% due 02/01/2027		110	99

			53,814

Total Corporate Bonds & Notes (Cost $394,470)			412,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026	$3,400	$3,144

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	10	1

Total Convertible Bonds & Notes (Cost $3,407)		3,145

MUNICIPAL BONDS & NOTES 4.1%

ILLINOIS 3.1%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	17,581

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	95	111

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	43
7.350% due 07/01/2035	20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	95	106

		17,866

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	750	796

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	4,773

Total Municipal Bonds & Notes (Cost $17,130)		23,435

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(o)	31,192	2,823
5.880% due 07/25/2029 •	1,150	1,260

Freddie Mac
0.000% due 02/25/2046 (b)(h)	2,622	2,257
0.100% due 02/25/2046 (a)	9,601	1
3.500% due 05/25/2050 (a)	3,006	456
6.171% due 11/25/2055 «~	7,918	4,833
7.680% due 12/25/2027 •	3,264	3,606
10.880% due 03/25/2025 •	715	772

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051	8,100	8,335

Total U.S. Government Agencies (Cost $29,814)		24,343

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.8%

Banc of America Funding Trust
6.000% due 07/25/2037 ^	212	207

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	222	222

BCAP LLC Trust
3.197% due 03/27/2036 ~	2,030	1,709
3.233% due 08/28/2037 ~	3,951	3,922
4.862% due 03/26/2037 þ	716	891

Bear Stearns ALT-A Trust
0.630% due 01/25/2036 ^•	745	932
3.068% due 11/25/2035 ^~	3,500	3,359
3.113% due 11/25/2036 ^~	3,187	2,129
3.236% due 09/25/2047 ^~	4,678	3,232
3.244% due 09/25/2035 ^~	364	270
3.539% due 08/25/2036 ^~	698	460

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	43

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Commercial Mortgage Securities Trust
6.134% due 04/12/2038 ~	$210	$210

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	509	501

CD Mortgage Trust
5.688% due 10/15/2048	5,400	2,996

Chase Mortgage Finance Trust
3.061% due 12/25/2035 ^~	6	6
6.000% due 07/25/2037 ^	637	456

Citigroup Mortgage Loan Trust
2.529% due 04/25/2037 ^~	177	157

Commercial Mortgage Loan Trust
6.045% due 12/10/2049 ~	1,763	755

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	876	690

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	232	148
5.750% due 01/25/2035	202	203
5.750% due 02/25/2035	268	257
5.750% due 03/25/2037 ^	507	398
6.000% due 02/25/2035	836	820
6.000% due 04/25/2036	814	520
6.000% due 02/25/2037 ^	4,672	2,782
6.000% due 04/25/2037 ^	865	554
6.000% due 07/25/2037 ^	13	13
6.250% due 12/25/2036 ^•	1,318	869
6.500% due 08/25/2036 ^	417	229

Countrywide Home Loan Mortgage Pass-Through Trust
3.062% due 09/20/2036 ^~	197	188
6.000% due 07/25/2037	1,296	842

Credit Suisse Mortgage Capital Certificates
3.089% due 10/26/2036 ~	6,931	5,428

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	4,600	4,423

GS Mortgage Securities Trust
5.622% due 11/10/2039	640	224

GSR Mortgage Loan Trust
3.493% due 08/25/2034 ~	293	282
5.500% due 05/25/2036 ^	133	275
6.000% due 02/25/2036 ^	1,698	1,079

HarborView Mortgage Loan Trust
0.610% due 01/19/2036 ^•	1,265	1,183
3.812% due 06/19/2036 ^~	4,748	3,235

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,316	1,737

Jackson Park Trust
3.242% due 10/14/2039 ~	1,772	1,714

Jefferies Resecuritization Trust
6.000% due 05/26/2036	8,421	5,753

JPMorgan Alternative Loan Trust
3.215% due 03/25/2037 ^~	973	983
6.000% due 12/25/2035 ^	1,203	1,109

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045	105	97

JPMorgan Mortgage Trust
2.575% due 02/25/2036 ^~	1,350	1,126
3.023% due 01/25/2037 ^~	357	328
3.461% due 04/25/2037 ~	5	4

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	634	326
5.562% due 02/15/2040 ^~	285	149

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	71	70

Lehman XS Trust
0.350% due 06/25/2047 •	1,369	1,304

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,547	889

Merrill Lynch Mortgage Investors Trust
3.294% due 03/25/2036 ^~	506	338

Motel 6 Trust
7.053% due 08/15/2024 •	3,266	3,176

Residential Accredit Loans, Inc. Trust
0.360% due 05/25/2037 ^•	102	76
3.970% due 12/26/2034 ^~	1,170	721
6.000% due 08/25/2036 ^	228	228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		$2,542	$1,424
6.250% due 09/25/2037 ^		2,500	1,326
6.250% due 06/25/2046 ~		1,083	1,077

Residential Funding Mortgage Securities, Inc. Trust
3.898% due 02/25/2037 ~		1,123	911
6.500% due 03/25/2032		95	100

Sequoia Mortgage Trust
2.855% due 02/20/2047 ~		206	187
3.209% due 07/20/2037 ^~		448	416

Structured Adjustable Rate Mortgage Loan Trust
2.867% due 11/25/2036 ^~		1,531	1,487
3.006% due 01/25/2036 ^~		1,607	1,125
3.269% due 07/25/2035 ^~		443	411

SunTrust Adjustable Rate Mortgage Loan Trust
2.558% due 02/25/2037 ^~		170	160
3.325% due 04/25/2037 ^~		224	175

WaMu Mortgage Pass-Through Certificates Trust
3.094% due 07/25/2037 ^~		309	304
3.236% due 10/25/2036 ^~		1,409	1,351
3.316% due 07/25/2037 ^~		683	679
3.470% due 02/25/2037 ^~		392	385

Washington Mutual Mortgage Pass-Through Certificates Trust
1.339% due 05/25/2047 ^•		55	5
6.000% due 10/25/2035 ^		1,247	999

Total Non-Agency Mortgage-Backed Securities (Cost $81,251)			79,706

ASSET-BACKED SECURITIES 15.0%

ACE Securities Corp. Home Equity Loan Trust
0.715% due 02/25/2036 •		23,491	20,619

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,321

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	2,660

Argent Securities Trust
0.510% due 03/25/2036 •		3,404	2,308

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	1,600	1,077

Bear Stearns Asset-Backed Securities Trust
0.270% due 10/25/2036 ^•		$2,981	3,715
6.500% due 10/25/2036 ^		339	238

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		175,347	470

BlueMountain CLO Ltd.
5.675% due 04/13/2027 •		1,000	995

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2029 ~		1,895	787

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	1,026
0.000% due 10/22/2031 ~		1,500	649

Citigroup Mortgage Loan Trust
0.290% due 12/25/2036 •		1,666	1,162

Countrywide Asset-Backed Certificates
0.270% due 06/25/2047 ^•		1,218	1,146

First Franklin Mortgage Loan Trust
1.075% due 09/25/2035 •		3,441	2,835
1.105% due 05/25/2036 •		6,410	5,575

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	820

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	253

Home Equity Mortgage Loan Asset-Backed Trust
0.290% due 07/25/2037 •		$9,052	6,241

JPMorgan Mortgage Acquisition Trust
4.581% due 10/25/2030 ^þ		4,675	3,340

Lehman XS Trust
5.170% due 08/25/2035 ^þ		51	53

LNR CDO Ltd.
0.428% due 02/28/2043 •		1,661	44

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	1,185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.468% due 04/25/2037 •		$454	$311

Morgan Stanley ABS Capital, Inc. Trust
0.430% due 06/25/2036 •		334	299

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		554	367

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.910% due 08/25/2035 •		5,000	4,722
1.900% due 10/25/2034 •		573	583

Residential Asset Mortgage Products Trust
1.330% due 01/25/2035 ^•		2,678	2,483

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,572

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	1,997

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	582
0.000% due 10/15/2048 «(h)		1	446

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	853
0.000% due 07/25/2040 «(h)		21	442
0.000% due 09/25/2040 (h)		1,718	471

South Coast Funding Ltd.
0.843% due 08/10/2038 •		9,859	1,428

Symphony CLO Ltd.
4.834% due 07/14/2026 •		2,000	1,838

Taberna Preferred Funding Ltd.
0.605% due 08/05/2036 •		303	262
0.605% due 08/05/2036 ^•		5,604	4,848
0.708% due 07/05/2035 •		2,933	2,595

Total Asset-Backed Securities (Cost $90,853)			86,618

SOVEREIGN ISSUES 4.4%

Argentina Government International Bond
0.125% due 07/09/2030 þ		3,392	1,249
0.125% due 07/09/2035 þ		3,289	1,064
0.125% due 01/09/2038 þ		10,995	4,324
0.125% due 07/09/2041 þ		4,706	1,713
0.125% due 07/09/2046 þ		115	40
1.000% due 08/05/2021 (j)	ARS	23,116	156
1.000% due 07/09/2029		$669	278
2.500% due 07/22/2021 (j)	ARS	19,772	134
15.500% due 10/17/2026		53,560	125
34.109% (BADLARPP) due 10/04/2022 ~		58	0
36.080% (BADLARPP + 2.000%) due 04/03/2022 ~		61,384	390

Autonomous City of Buenos Aires Argentina
37.331% (BADLARPP + 3.250%) due 03/29/2024 ~		308,372	1,800
37.739% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	116
39.028% (BADLARPP + 5.000%) due 01/23/2022 ~		76,750	501

Ghana Government International Bond
6.375% due 02/11/2027		$600	623
7.875% due 02/11/2035		600	608
8.750% due 03/11/2061		200	201

Oman Government International Bond
4.875% due 02/01/2025		1,400	1,467
6.250% due 01/25/2031		1,400	1,486
7.000% due 01/25/2051		1,400	1,419

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	18,584	113
37.804% due 04/12/2025		136,752	726

Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	142	187
3.650% due 02/24/2024 þ		142	194
3.650% due 02/24/2025 þ		142	199
3.650% due 02/24/2026 þ		142	204
3.650% due 02/24/2027 þ		142	209
3.650% due 02/24/2028 þ		142	213
3.650% due 02/24/2029 þ		142	216
3.650% due 02/24/2030 þ		142	220

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 02/24/2031 þ	EUR	142	$224
3.650% due 02/24/2032 þ		142	229
3.650% due 02/24/2033 þ		142	232
3.650% due 02/24/2034 þ		142	235
3.650% due 02/24/2035 þ		142	237
3.650% due 02/24/2036 þ		142	241
3.650% due 02/24/2037 þ		142	243
3.650% due 02/24/2038 þ		142	247
3.650% due 02/24/2039 þ		142	249
3.650% due 02/24/2040 þ		142	251
3.650% due 02/24/2041 þ		142	254
3.650% due 02/24/2042 þ		142	259

South Africa Government International Bond
5.750% due 09/30/2049		$800	773

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		200	218

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,054	1,220

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$28	3
9.250% due 09/15/2027 ^(e)		308	30

Total Sovereign Issues (Cost $35,126)			25,320

		SHARES
COMMON STOCKS 1.6%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		531,903	1,059

iHeartMedia, Inc. ‘A’ (f)		29,808	433

iHeartMedia, Inc. ‘B’ «(f)		400	5

			1,497

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		11,400	1

FINANCIALS 0.1%

Associated Materials Group, Inc. «(f)(m)		114,060	769

INDUSTRIALS 1.2%

Neiman Marcus Group Ltd. LLC «(f)(m)		73,491	6,810

Noble Corp. PLC «(f)(m)		3,498	49

Westmoreland Mining Holdings LLC «(f)(m)		50,497	379

			7,238

Total Common Stocks (Cost $8,494)			9,505

	SHARES	MARKET VALUE (000S)
WARRANTS 2.2%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc. - Exp. 05/01/2039 «	194,137	$2,778

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	775,000	1,155

INFORMATION TECHNOLOGY 1.5%

Windstream Holdings LLC - Exp. 03/24/2021 «	493,771	9,048

Total Warrants (Cost $8,199)		12,981

PREFERRED SECURITIES 7.0%

BANKING & FINANCE 2.2%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~(o)	2,300,000	1,013

Banco Santander S.A.
6.250% due 09/11/2021 •(k)(l)	400,000	495

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(k)	70,000	69

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(k)	1,000,000	1,095

Nationwide Building Society
10.250% ~	34,400	8,673

Wells Fargo & Co.
3.900% due 03/15/2026 •(k)	1,200,000	1,201

		12,546

INDUSTRIALS 4.8%

General Electric Co.
3.554% (US0003M + 3.330%) due 03/15/2021 ~(k)	261,000	247

Sequa Corp. (12.000% PIK)
12.000% «(d)	20,296	27,587

		27,834

Total Preferred Securities (Cost $25,647)		40,380

REAL ESTATE INVESTMENT TRUSTS 2.3%

REAL ESTATE 2.3%

Uniti Group, Inc.	239,397	2,947

VICI Properties, Inc.	416,263	10,523

Total Real Estate Investment Trusts (Cost $6,941)		13,470

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.6%

REPURCHASE AGREEMENTS (n) 5.2%
			$30,067

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)	ARS	26,071	175

Republic of Argentina Bond
37.750% due 04/30/2021 (h)(i)		31,005	187

			362

ARGENTINA TREASURY BILLS 0.1%
5.650% due 09/13/2021 (h)(i)(j)		61,151	414

U.S. TREASURY BILLS 0.2%
0.076% due 02/04/2021 - 02/25/2021 (g)(h)(q)		$1,292	1,292

Total Short-Term Instruments (Cost $32,205)			32,135

Total Investments in Securities (Cost $827,394)			854,010

Total Investments 147.6% (Cost $827,394)			$854,010

Financial Derivative Instruments (p)(r) 0.1% (Cost or Premiums, net $980)			875

Auction Rate Preferred Shares (4.1)%			(23,525)

Other Assets and Liabilities, net (43.6)%			(252,576)

Net Assets Applicable to Common Shareholders 100.0%			$578,784

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	45

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$724	$769	0.13%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	370	1	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	6,810	1.18
Noble Corp. PLC	12/23/2020	0	49	0.01
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,455	379	0.06

		$4,957	$8,008	1.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	01/29/2021	02/01/2021	$2,967	U.S. Treasury Notes 0.125% due 09/30/2022	$(3,027)	$2,967	$2,967
RDR	0.070	01/29/2021	02/01/2021	27,100	U.S. Treasury Notes 2.750% due 02/15/2024	(27,674)	27,100	27,100

Total Repurchase Agreements						$(30,701)	$30,067	$30,067

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.380%	01/22/2021	04/22/2021		GBP	(3,032)	$(4,155)
	0.750	10/27/2020	03/01/2021		$	(6,070)	(6,082)
	0.770	10/23/2020	03/26/2021			(6,228)	(6,241)
	0.770	11/24/2020	03/26/2021			(901)	(903)
	0.890	10/23/2020	03/26/2021			(808)	(810)
BRC	0.320	01/15/2021	02/17/2021			(6,079)	(6,080)
	0.500	03/25/2020	TBD	(3)		(125)	(126)
	0.550	01/15/2021	04/15/2021			(1,641)	(1,641)
	0.650	01/28/2021	05/03/2021			(5,746)	(5,747)
	0.660	01/15/2021	04/15/2021			(6,390)	(6,392)
	0.790	11/02/2020	05/03/2021			(708)	(709)
BYR	1.390	12/30/2020	03/31/2021			(7,024)	(7,033)
CDC	0.340	01/19/2021	02/22/2021			(6,661)	(6,662)
	0.350	11/20/2020	TBD	(3)		(3,900)	(3,902)
	0.480	10/21/2020	02/23/2021			(3,927)	(3,932)
	0.480	10/26/2020	03/01/2021			(2,628)	(2,632)
	0.480	01/22/2021	02/23/2021			(2,950)	(2,950)
	0.500	10/21/2020	03/23/2021			(679)	(681)
	0.830	10/23/2020	02/16/2021			(4,886)	(4,897)
	0.880	10/21/2020	03/23/2021			(8,352)	(8,374)
CEW	0.600	01/29/2021	TBD	(3)		(78)	(78)
	0.650	01/13/2021	04/13/2021			(7,746)	(7,749)
	0.654	01/06/2021	04/06/2021			(10,741)	(10,746)
	0.664	11/03/2020	02/05/2021			(700)	(701)
	0.888	09/09/2020	03/08/2021			(1,213)	(1,217)

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CIB	0.680%	01/15/2021	02/19/2021		$	(1,715)	$(1,715)
	0.850	11/02/2020	02/05/2021			(672)	(674)
CSG	0.750	01/28/2021	03/04/2021			(861)	(861)
FOB	0.300	01/20/2021	TBD	(3)		(3,214)	(3,215)
	0.350	01/11/2021	02/11/2021			(1,777)	(1,777)
	0.350	01/28/2021	03/04/2021			(265)	(265)
	0.380	01/26/2021	03/30/2021			(161)	(161)
	0.380	01/27/2021	04/01/2021			(1,669)	(1,669)
	0.650	08/05/2020	TBD	(3)		(6,645)	(6,667)
JML	(0.250)	01/15/2021	04/15/2021		EUR	(2,055)	(2,494)
	0.400	01/18/2021	04/19/2021		GBP	(189)	(259)
NOM	0.650	01/22/2021	02/01/2021		$	(3,221)	(3,222)
	0.750	10/30/2020	02/02/2021			(641)	(643)
	0.800	10/16/2020	02/16/2021			(9,593)	(9,616)
	0.800	11/20/2020	02/16/2021			(1,699)	(1,701)
	0.800	12/14/2020	02/16/2021			(1,675)	(1,677)
RTA	0.618	01/25/2021	04/30/2021			(1,087)	(1,087)
SCX	0.770	10/26/2020	02/17/2021			(1,836)	(1,840)
SOG	0.380	01/27/2021	03/30/2021			(899)	(899)
	0.400	01/20/2021	03/26/2021			(1,156)	(1,156)
	0.400	01/22/2021	03/26/2021			(1,032)	(1,032)
	0.500	01/27/2021	TBD	(3)		(4,575)	(4,575)
	0.630	10/28/2020	04/28/2021			(2,182)	(2,185)
	0.750	10/27/2020	03/01/2021			(2,873)	(2,878)
	0.780	10/23/2020	02/24/2021			(4,151)	(4,160)
	0.870	09/16/2020	03/17/2021			(4,090)	(4,104)
	0.950	08/05/2020	02/05/2021			(6,215)	(6,245)
	0.950	09/17/2020	02/05/2021			(941)	(944)
	0.950	09/17/2020	02/22/2021			(4,284)	(4,299)
	0.950	11/27/2020	02/22/2021			(331)	(332)
TDM	0.300	11/20/2020	TBD	(3)		(1,405)	(1,406)
	0.300	11/20/2020	TBD	(3)		(17,563)	(17,573)
	0.550	12/29/2020	TBD	(3)		(2,166)	(2,167)
	0.630	12/30/2020	TBD	(3)		(7,474)	(7,479)
UBS	0.350	01/06/2021	02/08/2021			(195)	(195)
	0.350	01/07/2021	02/08/2021			(2,158)	(2,159)
	0.400	01/19/2021	04/19/2021			(1,339)	(1,339)
	0.400	01/21/2021	04/21/2021			(5,882)	(5,883)
	0.400	01/22/2021	04/22/2021			(2,104)	(2,104)
	0.500	01/29/2021	TBD	(3)		(11,717)	(11,717)
	0.650	01/06/2021	04/06/2021			(152)	(152)
	0.650	01/07/2021	04/07/2021			(543)	(543)
	0.650	01/08/2021	04/08/2021			(6,495)	(6,498)
	0.650	01/13/2021	04/13/2021			(2,456)	(2,457)
	0.650	01/15/2021	04/15/2021			(3,334)	(3,335)
	0.650	01/20/2021	04/16/2021			(11,759)	(11,761)
	0.650	01/28/2021	04/28/2021			(1,751)	(1,751)
	0.700	11/16/2020	02/16/2021			(856)	(858)

Total Reverse Repurchase Agreements							$(252,169)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(18,191)	$0	$(18,191)	$19,909	$1,718
BRC	0	(20,695)	0	(20,695)	23,262	2,567
BYR	0	(7,033)	0	(7,033)	8,639	1,606
CDC	0	(34,030)	0	(34,030)	37,004	2,974
CEW	0	(20,491)	0	(20,491)	24,985	4,494
CIB	0	(2,389)	0	(2,389)	2,883	494
CSG	0	(861)	0	(861)	1,090	229
FICC	2,967	0	0	2,967	(3,027)	(60)
FOB	0	(13,754)	0	(13,754)	15,476	1,722

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	47

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
JML	$0	$(2,753)	$0	$(2,753)	$3,030	$277
NOM	0	(16,859)	0	(16,859)	18,327	1,468
RDR	27,100	0	0	27,100	(27,674)	(574)
RTA	0	(1,087)	0	(1,087)	1,261	174
SCX	0	(1,840)	0	(1,840)	1,982	142
SOG	0	(32,809)	0	(32,809)	38,284	5,475
TDM	0	(28,625)	0	(28,625)	31,642	3,017
UBS	0	(50,752)	0	(50,752)	59,322	8,570

Total Borrowings and Other Financing Transactions	$30,067	$(252,169)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(3,222)	$(72,559)	$(107,937)	$(65,361)	$(249,079)
U.S. Government Agencies	0	(2,389)	0	0	(2,389)
Preferred Securities	0	(701)	0	0	(701)

Total Borrowings	$(3,222)	$(75,649)	$(107,937)	$(65,361)	$(252,169)

Payable for reverse repurchase agreements					$(252,169)

(o)	Securities with an aggregate market value of $291,780 and cash of $60 have been pledged as collateral under the terms of the above master agreements as of January 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2021 was $(228,855) at a weighted average interest rate of 0.689%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.886%	$	600	$(1)	$(12)	$(13)	$0	$(4)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.248	EUR	10,600	(1,305)	24	(1,281)	0	(1)

							$(1,306)	$12	$(1,294)	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	10,500	$(46)	$129	$83	$101	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		3,000	125	145	270	91	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		$64,000	(594)	5,395	4,801	15	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	3,182	7,846	9	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	4,962	5,287	0	(43)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	7,814	11,550	0	(101)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	73,365	67,839	0	(740)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,300	(60)	(743)	(803)	41	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	(478)	(511)	71	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	(1,060)	(1,118)	74	0

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	03/12/2050		$10,800	$(33)	$(1,760)	$(1,793)	$54	$0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		168,200	(561)	19,707	19,146	819	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	635	823	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	(237)	(78)	33	0

							$2,286	$111,056	$113,342	$1,308	$(884)

Total Swap Agreements							$980	$111,068	$112,048	$1,308	$(889)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,308	$1,308	$0	$0	$(889)	$(889)

(q)

Securities with an aggregate market value of $1,283 and cash of $15,994 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2021	GBP	4,085		$5,582	$0	$(15)

BPS	02/2021	EUR	1,011		1,224	0	(2)

CBK	02/2021		3,448		4,230	45	0
	02/2021		$34,438	GBP	25,221	119	0
	03/2021	GBP	25,221		$34,443	0	(119)

GLM	02/2021		24,056		32,913	0	(47)
	02/2021		$6	RUB	495	0	0

HUS	02/2021		2,757	PEN	10,044	5	0
	02/2021		12	RUB	878	0	0
	03/2021		132	PEN	470	0	(3)

MYI	02/2021		611	GBP	447	1	0

SCX	02/2021	EUR	37,856		$46,349	410	0
	02/2021	GBP	1,612		2,214	5	0
	03/2021	EUR	42,314		51,439	57	0

UAG	02/2021		$7	RUB	540	0	0

Total Forward Foreign Currency Contracts						$642	$(186)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	49

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(15)	$0	$0	$(15)	$(15)	$0	$(15)
BPS	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
CBK	164	0	0	164	(119)	0	0	(119)	45	0	45
GLM	0	0	0	0	(47)	0	0	(47)	(47)	0	(47)
HUS	5	0	0	5	(3)	0	0	(3)	2	0	2
MYI	1	0	0	1	0	0	0	0	1	0	1
SCX	472	0	0	472	0	0	0	0	472	(330)	142

Total Over the Counter	$642	$0	$0	$642	$(186)	$0	$0	$(186)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,308	$1,308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$642	$0	$642

	$0	$0	$0	$642	$1,308	$1,950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$884	$889

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$186	$0	$186

	$0	$5	$0	$186	$884	$1,075

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$12	$0	$0	$4,858	$4,870

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,943)	$0	$(6,943)
Swap Agreements	0	0	0	0	(479)	(479)

	$0	$0	$0	$(6,943)	$(479)	$(7,422)

	$0	$12	$0	$(6,943)	$4,379	$(2,552)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$141	$0	$0	$3,499	$3,640

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,076	$0	$4,076

	$0	$141	$0	$4,076	$3,499	$7,716

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$2,376	$79,226	$8,594	$90,196
Corporate Bonds & Notes
Banking & Finance	0	117,049	0	117,049
Industrials	0	241,866	47	241,913
Utilities	0	53,814	0	53,814
Convertible Bonds & Notes
Industrials	0	3,144	0	3,144
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	17,866	0	17,866
Virginia	0	796	0	796
West Virginia	0	4,773	0	4,773
U.S. Government Agencies	0	19,510	4,833	24,343
Non-Agency Mortgage-Backed Securities	0	79,706	0	79,706
Asset-Backed Securities	0	77,574	9,044	86,618
Sovereign Issues	0	25,320	0	25,320
Common Stocks
Communication Services	1,492	0	5	1,497
Energy	1	0	0	1
Financials	0	0	769	769
Industrials	0	0	7,238	7,238
Warrants
Communication Services	0	0	2,778	2,778
Industrials	0	0	1,155	1,155
Information Technology	0	0	9,048	9,048
Preferred Securities
Banking & Finance	0	12,546	0	12,546
Industrials	0	247	27,587	27,834

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Real Estate Investment Trusts
Real Estate	$13,470	$0	$0	$13,470
Short-Term Instruments
Repurchase Agreements	0	30,067	0	30,067
Short-Term Notes	0	362	0	362
Argentina Treasury Bills	0	414	0	414
U.S. Treasury Bills	0	1,292	0	1,292

Total Investments	$17,339	$765,573	$71,098	$854,010

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,308	0	1,308
Over the counter	0	642	0	642

	$0	$1,950	$0	$1,950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(889)	0	(889)
Over the counter	0	(186)	0	(186)

	$0	$(1,075)	$0	$(1,075)

Total Financial Derivative Instruments	$0	$875	$0	$875

Totals	$17,339	$766,448	$71,098	$854,885

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2021:

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$11,340	$7,124	$(8,846)	$28	$(6,962)	$5,295	$1,413	$(798)	$8,594	$(9)
Corporate Bonds & Notes
Industrials	0	43	0	0	0	4	0	0	47	4
U.S. Government Agencies	4,848	0	(52)	6	17	14	0	0	4,833	11
Asset-Backed Securities	15,550	0	(5,913)	0	115	(708)	0	0	9,044	(699)
Common Stocks
Communication Services	3	0	0	0	0	2	0	0	5	2
Financials	0	724	0	0	0	45	0	0	769	44
Industrials	379	2,408	0	0	0	4,451	0	0	7,238	4,452
Real Estate	2,246	0	(1,515)	0	0	(731)	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	0	2,778	0	2,778	0
Industrials	0	0	0	0	0	1,155	0	0	1,155	1,155
Information Technology	0	4,093	0	0	0	4,955	0	0	9,048	4,955
Preferred Securities
Industrials	14,742	0	(4,674)	0	0	17,519	0	0	27,587	17,519

Totals	$49,108	$14,392	$(21,000)	$34	$(6,830)	$32,001	$4,191	$(798)	$71,098	$27,434

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	51

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)	January 31, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,413	Other Valuation Techniques(2)	—	—	—
	7,119	Proxy Pricing	Base Price	91.800-100.000	95.147
	62	Third Party Vendor	Broker Quote	82.500	—
Corporate Bonds & Notes
Industrials	47	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	4,833	Proxy Pricing	Base Price	61.040	—
Asset-Backed Securities	9,044	Proxy Pricing	Base Price	2,123.960-105,445.665	61,138.329
Common Stocks
Communication Services	5	Other Valuation Techniques(2)	—	—	—
Financials	769	Other Valuation Techniques(2)	—	—	—
Industrials	6,810	Discounted Cash Flow	Discount Rate	15.250	—
	428	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	2,778	Reference Instrument	Liquidity Discount	$1.599	—
Industrials	1,155	Other Valuation Techniques(2)	—	—	—
Information Technology	9,048	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	27,587	Fundamental Valuation	Company Equity Value	$1,138,933,000.000	—

Total	$71,098

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Income Fund	January 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 14.0%

Academy Sport & Outdoors
5.750% (LIBOR03M + 5.000%) due 10/28/2027 ~	$1,800	$1,818

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	6,247	6,229

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~	94	94

Alphabet Holding Co., Inc.
3.621% (LIBOR03M + 3.500%) due 09/26/2024 ~	97	97

Banijay Entertainment S.A.S
3.881% (LIBOR03M + 3.750%) due 03/01/2025 ~	19	19

Caesars Resort Collection LLC
2.871% (LIBOR03M + 2.750%) due 12/23/2024 ~	1,224	1,212
4.621% (LIBOR03M + 4.500%) due 07/21/2025 ~	8,691	8,705

Cornerstone Building Brands, Inc.
3.876% (LIBOR03M + 3.750%) due 04/12/2025 ~	49	49

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,259	1,214

Emerald TopCo, Inc.
3.621% - 3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~	148	148

Envision Healthcare Corp.
3.871% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,975	17,189

EyeCare Partners LLC
3.871% (LIBOR03M + 3.750%) due 02/18/2027 ~	72	70

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~	5,826	5,833

Forbes Energy Services LLC
TBD% due 04/13/2021	1,095	1,063

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~	10,450	10,496

Ingersoll Rand Co. Ltd.
1.871% (LIBOR03M + 1.750%) due 03/01/2027 ~	66	65

Innophos, Inc.
3.621% (LIBOR03M + 3.500%) due 02/07/2027 ~	28	28

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~	2,004	2,049

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	1,270	1,271

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~	2,400	2,428

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~	30	30

Lealand Finance Company B.V. (1.121% Cash and 3.000% PIK)
4.121% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	484	326

McDermott Technology Americas, Inc.
3.121% (LIBOR03M + 3.000%) due 06/30/2024 «~	105	87

MH Sub LLC
3.621% (LIBOR03M + 3.500%) due 09/13/2024 ~	164	164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Milano Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		$1,100	$1,104

Nascar Holdings, Inc.
2.871% (LIBOR03M + 2.750%) due 10/19/2026 ~		89	89

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		7,152	7,691

Pacific Drilling Co. LLC
1.000% due 12/31/2025 «µ		902	901

Parexel International Corp.
2.807% (LIBOR03M + 2.750%) due 09/27/2024 ~		86	86

PetSmart, Inc.
TBD% due 01/27/2028		100	99
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		214	214

Playtika Holding Corp.
7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~		4,600	4,632

PUG LLC
3.621% (LIBOR03M + 3.500%) due 02/12/2027 ~		1,994	1,919

Sasol Ltd.
TBD% due 11/23/2022 «		6,172	5,665

Starfruit Finco BV
3.129% (LIBOR03M + 3.000%) due 10/01/2025 ~		272	271

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		4,099	4,073

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		8,373	7,671

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		2,579	2,587

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		3,805	3,800

Valaris PLC
TBD% - 8.000% due 08/17/2021 «µ		35	35

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		1,092	1,015

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		6,698	3,349

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,701	2,666

Total Loan Participations and Assignments (Cost $112,946)			108,551

CORPORATE BONDS & NOTES 66.7%

BANKING & FINANCE 19.7%

Ally Financial, Inc.
8.000% due 11/01/2031		4	6
8.000% due 11/01/2031 (o)		1,270	1,830

Ambac LSNI LLC
6.000% due 02/12/2023 •		571	574

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (o)		4,365	4,413

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	1,900	2,395
3.625% due 09/24/2024		1,400	1,815

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	296

Barclays PLC
5.875% due 09/15/2024 •(k)(l)	GBP	1,800	2,538
6.125% due 12/15/2025 •(k)(l)		$2,600	2,821
6.375% due 12/15/2025 •(k)(l)	GBP	400	593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 06/15/2025 •(k)(l)	GBP	1,600	$2,449
7.875% due 09/15/2022 •(k)(l)		3,700	5,396

BGC Partners, Inc.
4.375% due 12/15/2025 (o)		$2,300	2,460

Brookfield Finance, Inc.
4.700% due 09/20/2047 (o)		204	253

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		2,302	860
5.950% due 12/15/2026 ^(e)		3,568	1,330

Credit Agricole S.A.
7.875% due 01/23/2024 •(k)(o)(l)		250	282

Credit Suisse Group AG
7.250% due 09/12/2025 •(k)(l)(o)		200	225
7.500% due 07/17/2023 •(k)(l)(o)		400	436

Doctors Co.
6.500% due 10/15/2023 (o)		10,000	10,907

Equitable Holdings, Inc.
5.000% due 04/20/2048		12	16

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (o)		5,400	6,028

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		1,100	1,120

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		510	529

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (o)		200	234

General Shopping Finance Ltd.
10.000% due 03/01/2021 (k)		5,300	3,438

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	212

GSPA Monetization Trust
6.422% due 10/09/2029 (o)		5,141	5,692

Howard Hughes Corp.
4.125% due 02/01/2029 (c)		300	299
4.375% due 02/01/2031 (c)		200	200
5.375% due 08/01/2028 (o)		500	528

HSBC Holdings PLC
5.875% due 09/28/2026 •(k)(o)(l)	GBP	600	902
6.500% due 03/23/2028 •(k)(l)		$300	339

Hunt Cos., Inc.
6.250% due 02/15/2026		36	37

ING Groep NV
5.750% due 11/16/2026 •(k)(l)		500	542

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	300	376
3.950% due 06/30/2022	GBP	5,488	7,627

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$96	98

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		46	44

Lloyds Banking Group PLC
6.750% due 06/27/2026 •(k)(l)		1,625	1,811
7.875% due 06/27/2029 •(k)(l)	GBP	3,115	5,300

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (o)		$6,900	7,029

Natwest Group PLC
8.000% due 08/10/2025 •(k)(l)		2,000	2,352

Navient Corp.
5.625% due 08/01/2033 (o)		8,064	7,719

Newmark Group, Inc.
6.125% due 11/15/2023		40	44

PRA Group, Inc.
7.375% due 09/01/2025 (o)		4,100	4,405

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)(o)		200	222
7.375% due 10/04/2023 •(k)(l)(o)		900	972

Starwood Property Trust, Inc.
5.500% due 11/01/2023 (o)		2,500	2,603

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)	EUR	9,958	15,898

TP ICAP PLC
5.250% due 01/26/2024 (o)	GBP	4,190	6,304

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	53

Schedule of Investments	PIMCO High Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023 (o)		$3,300	$3,895

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	208	299

Uniti Group LP
7.875% due 02/15/2025 (o)		$18,734	20,139

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (o)		6,055	3,648

			152,780

INDUSTRIALS 35.9%

Aker BP ASA
3.750% due 01/15/2030		150	160

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (o)		1,800	2,017

AMC Networks, Inc.
4.250% due 02/15/2029 (c)		4,000	3,987

Arches Buyer, Inc.
6.125% due 12/01/2028		800	822

Associated Materials LLC
9.000% due 09/01/2025		425	454

Ball Corp.
2.875% due 08/15/2030 (o)		1,350	1,345

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		148	114

Boeing Co.
5.040% due 05/01/2027 (o)		428	499
5.150% due 05/01/2030 (o)		746	887
5.705% due 05/01/2040 (o)		962	1,222
5.805% due 05/01/2050 (o)		822	1,085
5.930% due 05/01/2060 (o)		1,112	1,497

Bombardier, Inc.
5.750% due 03/15/2022		149	153
6.000% due 10/15/2022		494	491
6.125% due 01/15/2023 (o)		2,620	2,634
7.500% due 12/01/2024 (o)		2,096	2,023
7.500% due 03/15/2025 (o)		4,448	4,170
7.875% due 04/15/2027 (o)		3,952	3,654
8.750% due 12/01/2021		198	208

Broadcom, Inc.
4.150% due 11/15/2030 (o)		300	341
4.300% due 11/15/2032 (o)		300	347

CCO Holdings LLC
4.500% due 08/15/2030 (o)		207	218
4.750% due 03/01/2030 (o)		220	234

Charter Communications Operating LLC
3.700% due 04/01/2051		200	198
3.850% due 04/01/2061		500	480

Community Health Systems, Inc.
4.750% due 02/15/2031 (c)		1,300	1,302
5.625% due 03/15/2027 (o)		3,630	3,816
6.000% due 01/15/2029		760	808
6.625% due 02/15/2025 (o)		7,770	8,194
8.625% due 01/15/2024 (o)		1,825	1,906

Connect Finco SARL
6.750% due 10/01/2026		80	86

Energy Transfer Operating LP
3.750% due 05/15/2030 (o)		105	110
5.000% due 05/15/2050 (o)		96	100

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)		3,318	2,250

Exela Intermediate LLC
10.000% due 07/15/2023		172	56

Ferroglobe PLC
9.375% due 03/01/2022 (o)		2,750	2,296

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		2,240	2,291
6.875% due 03/01/2026 (o)		1,548	1,615

Ford Motor Co.
7.700% due 05/15/2097 (o)		15,515	18,131

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		9,300	9,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,950	$6,986

Full House Resorts, Inc.
8.575% due 02/02/2024		$488	471
9.738% due 02/02/2024		42	41

General Electric Co.
4.350% due 05/01/2050 (o)		2,200	2,546
5.875% due 01/14/2038		46	62
6.150% due 08/07/2037		53	72
6.875% due 01/10/2039		13	19

General Shopping Investments Ltd.
12.000% due 03/20/2022 ^(e)(k)		2,500	357

Harvest Midstream LP
7.500% due 09/01/2028 (o)		1,600	1,684

Hawaiian Airlines Pass-Through Certificates
7.375% due 09/15/2027 (o)		5,000	5,500

HCA, Inc.
7.500% due 11/15/2095 (o)		3,462	4,550

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (c)		1,700	1,684
3.750% due 05/01/2029 (o)		2,400	2,442
4.000% due 05/01/2031 (o)		2,400	2,470

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		8,700	9,152
5.875% due 04/01/2026 (o)		1,900	2,158

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(o)		625	665

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		461	509

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	1,018	1,238
3.375% due 01/15/2026		$300	302

Innophos Holdings, Inc.
9.375% due 02/15/2028		151	166

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		23	6

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		5,413	3,776
8.000% due 02/15/2024		17	17
8.500% due 10/15/2024 ^(e)		12,674	9,187
9.750% due 07/15/2025 ^(e)		4,215	3,063

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)		15,504	1,206

Leviathan Bond Ltd.
6.500% due 06/30/2027		1,300	1,468

Marriott International, Inc.
4.625% due 06/15/2030		44	50

MGM Resorts International
4.750% due 10/15/2028 (o)		3,000	3,131

NCL Corp. Ltd.
3.625% due 12/15/2024		94	83
10.250% due 02/01/2026 (o)		8,323	9,676

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	295
4.625% due 05/15/2029 (o)		300	464
4.875% due 06/15/2030 (o)		$200	243

New Albertson’s LP
6.570% due 02/23/2028 (o)		4,021	4,035

Nissan Motor Co. Ltd.
4.345% due 09/17/2027 (o)		400	442
4.810% due 09/17/2030 (o)		200	223

Noble Corp.
15.000% due 02/16/2028 «(c)		60	60

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		308	178

Northriver Midstream Finance LP
5.625% due 02/15/2026 (o)		2,500	2,564

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/01/2021 (h)(k)		3,371	28

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		54	58

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)(o)		5,170	1,364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,500	$1,670
5.950% due 01/28/2031 (o)		$4,221	4,005
6.490% due 01/23/2027		100	103
6.500% due 03/13/2027 (o)		270	280
6.500% due 01/23/2029 (o)		2,300	2,291
6.750% due 09/21/2047		70	61
6.840% due 01/23/2030 (o)		5,900	5,937
6.950% due 01/28/2060 (o)		2,424	2,128
7.690% due 01/23/2050		150	142

Platin 1426 GmbH
6.875% due 06/15/2023 (o)	EUR	600	735

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		$5,700	6,120

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (o)		2,565	2,535

QVC, Inc.
5.950% due 03/15/2043 (o)		3,268	3,400

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	300	388

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	13,100	24,595

Sands China Ltd.
5.400% due 08/08/2028 (o)		$3,379	3,898

Seagate HDD Cayman
4.125% due 01/15/2031		700	735

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		3,833	3,887

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~(o)		4,095	4,048

Standard Industries, Inc.
3.375% due 01/15/2031		800	791
4.375% due 07/15/2030 (o)		2,900	3,082

Syngenta Finance NV
5.182% due 04/24/2028 (o)		200	217

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		73	74

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	134

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$2,487	2,691
5.750% due 09/30/2039 (o)		5,970	6,903

TransDigm, Inc.
5.500% due 11/15/2027		46	47

Transocean Pontus Ltd.
6.125% due 08/01/2025		167	155

Transocean, Inc.
7.250% due 11/01/2025		96	54
7.500% due 01/15/2026		80	40
8.000% due 02/01/2027		162	84

Triumph Group, Inc.
5.250% due 06/01/2022		36	34
6.250% due 09/15/2024		116	115

U.S. Renal Care, Inc.
10.625% due 07/15/2027		77	84

United Airlines Pass-Through Trust
4.875% due 07/15/2027 (c)		2,200	2,266
5.875% due 04/15/2029 (o)		4,098	4,589

United Group BV
4.875% due 07/01/2024	EUR	100	124

Valaris PLC
5.750% due 10/01/2044 ^(e)		$274	19
7.750% due 02/01/2026 ^(e)		24	2

Vale Overseas Ltd.
6.875% due 11/21/2036 (o)		89	128
6.875% due 11/10/2039		60	87

Veritas US, Inc.
7.500% due 09/01/2025 (o)		2,130	2,191

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		5,859	6,831

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		58	57
6.250% due 02/01/2050		38	43

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		$8,129	$8,246

Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	104
4.625% due 03/01/2030		58	60
5.650% due 04/01/2024		14	15

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		200	202
5.625% due 08/26/2028 (o)		2,800	2,885

YPF S.A.
38.275% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	8,870	58

Yum! Brands, Inc.
3.625% due 03/15/2031 (o)		$3,000	2,944

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		442	444
6.125% due 03/01/2028		93	97

			279,343

UTILITIES 11.1%

AT&T, Inc.
3.100% due 02/01/2043 (o)		2,538	2,475
3.300% due 02/01/2052 (o)		3,038	2,866
3.500% due 06/01/2041 (o)		1,254	1,296
3.500% due 02/01/2061 (o)		1,558	1,483
3.650% due 06/01/2051 (o)		2,750	2,764
3.850% due 06/01/2060 (o)		1,902	1,927

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030 (o)		200	207

CenturyLink, Inc.
7.200% due 12/01/2025 (o)		1,122	1,241

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		2,675	1,824

Edison International
5.750% due 06/15/2027 (o)		97	117

FirstEnergy Corp.
3.400% due 03/01/2050		500	473
5.350% due 07/15/2047 (o)		500	605

Frontier Communications Corp.
5.000% due 05/01/2028 (o)		1,500	1,558

Lumen Technologies, Inc.
4.000% due 02/15/2027		76	79

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (o)		5,130	6,231

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		1,216	1,189

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		3,019	920

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		2,678	2,577

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		14,436	2,224

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (o)		300	322
3.400% due 08/15/2024 (o)		3,900	4,186
3.450% due 07/01/2025 (o)		600	649
3.500% due 06/15/2025 (o)		400	432
3.500% due 08/01/2050 (o)		1,426	1,370
3.750% due 02/15/2024 (o)		400	430
3.750% due 07/01/2028 (o)		300	330
4.000% due 12/01/2046 (o)		600	608
4.250% due 08/01/2023 (o)		7,300	7,843
4.500% due 07/01/2040 (o)		3,488	3,822
4.550% due 07/01/2030 (o)		927	1,059
4.600% due 06/15/2043 (o)		200	218
4.650% due 08/01/2028 (o)		600	688
4.950% due 07/01/2050 (o)		854	972

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		1,831	2,014
6.250% due 12/14/2026	GBP	7,102	11,633
6.625% due 01/16/2034		200	342
6.850% due 06/05/2115		$39	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028 (o)	$252	$288
9.250% due 07/06/2024 (o)	13,146	14,724

Southern California Edison Co.
3.650% due 02/01/2050	38	41
5.750% due 04/01/2035	14	19
6.000% due 01/15/2034	4	6
6.650% due 04/01/2029	20	25

Sprint Corp.
7.125% due 06/15/2024	600	700
7.625% due 02/15/2025 (o)	1,000	1,196

Talen Energy Supply LLC
6.625% due 01/15/2028	40	42

Transocean Poseidon Ltd.
6.875% due 02/01/2027	156	141

		86,201

Total Corporate Bonds & Notes (Cost $516,002)		518,324

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

DISH Network Corp.
3.375% due 08/15/2026	5,100	4,715

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	12	2

Total Convertible Bonds & Notes (Cost $5,109)		4,717

MUNICIPAL BONDS & NOTES 8.1%

CALIFORNIA 0.5%

Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031	1,695	2,153

Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	1,500	1,865

		4,018

DISTRICT OF COLUMBIA 1.5%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	11,327

ILLINOIS 3.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	13,608
7.517% due 01/01/2040	9,805	13,573

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	55
7.350% due 07/01/2035	30	37

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	130	146

		27,419

NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	840	841

TEXAS 1.4%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,480	11,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	$1,320	$1,401

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	7,117

Total Municipal Bonds & Notes (Cost $48,885)		63,335

U.S. GOVERNMENT AGENCIES 6.8%

Fannie Mae
3.500% due 09/25/2027 (a)	194	14
4.000% due 06/25/2050 (a)(o)	3,765	564
5.000% due 06/25/2050 (a)(o)	7,842	1,123
5.970% due 07/25/2050 •(a)(o)	7,892	769
9.740% due 10/25/2041 •	268	286
10.000% due 01/25/2034 •	216	266
15.480% due 05/25/2043 •(o)	140	142

Freddie Mac
0.000% due 02/25/2046 (b)(h)	3,879	3,338
0.100% due 02/25/2046 (a)	14,201	2
4.500% due 10/15/2037 (a)	39	0
5.000% due 06/15/2033 ~(a)	949	156
5.970% due 06/25/2050 •(a)(o)	7,398	1,406
5.974% due 07/15/2035 •(a)	747	138
6.074% due 02/15/2042 •(a)	1,126	165
6.171% due 11/25/2055 «~	13,668	8,343
7.014% due 08/15/2036 •(a)	427	95
9.330% due 10/25/2027 •	4,301	5,025
12.747% due 05/15/2033 •	39	51

Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	1,266	153
4.500% due 07/20/2042 (a)	138	21
5.000% due 09/20/2042 (a)	247	45
6.119% due 02/20/2042 •(a)	1,678	67

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2036 - 04/01/2051	27,300	28,093
2.500% due 04/01/2051	2,550	2,678

Total U.S. Government Agencies (Cost $55,230)		52,940

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.1%

Adjustable Rate Mortgage Trust
0.470% due 05/25/2036 •	3,325	1,547

Banc of America Alternative Loan Trust
0.490% due 06/25/2037 •	2,902	2,153
5.470% due 06/25/2046 ^•(a)	4,109	590
6.510% due 06/25/2037 ^•(a)	3,151	642

Banc of America Funding Trust
6.000% due 07/25/2037 ^	368	358
6.250% due 10/26/2036	5,797	4,502

Banc of America Mortgage Trust
3.193% due 02/25/2036 ^~	11	11

BCAP LLC Trust
4.862% due 03/26/2037 þ	1,346	1,674
6.000% due 05/26/2037 ~	5,224	3,302
14.987% due 06/26/2036 ~	422	278

Bear Stearns Adjustable Rate Mortgage Trust
3.399% due 11/25/2034 ~	42	40

CD Mortgage Trust
5.688% due 10/15/2048	2,215	1,229

Chase Mortgage Finance Trust
3.061% due 12/25/2035 ^~	12	11
3.214% due 09/25/2036 ^~	61	56
5.500% due 05/25/2036 ^	1	1

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049 ~	5,522	3,075

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	55

Schedule of Investments	PIMCO High Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.013% due 11/25/2035 ~		$12,643	$8,895
3.384% due 07/25/2037 ^~		67	64
3.552% due 08/25/2037 ^~		34	29
6.500% due 09/25/2036		3,150	2,570

Commercial Mortgage Loan Trust
6.045% due 12/10/2049 ~		9,066	3,880

Countrywide Alternative Loan Trust
0.380% due 12/25/2046 •		2,412	2,320
3.097% due 02/25/2037 ^~		152	150
4.870% due 04/25/2035 •(a)		2,919	298
6.000% due 02/25/2037 ^		4,844	2,903
6.250% due 12/25/2036 ^•		2,765	1,824
6.500% due 06/25/2036 ^		733	555

Countrywide Home Loan Mortgage Pass-Through Trust
2.997% due 09/25/2047 ^~		26	25
3.062% due 09/20/2036 ^~		347	332
5.220% due 12/25/2036 •(a)		2,120	246

Credit Suisse Commercial Mortgage Trust
5.859% due 09/15/2040 ~		22	53

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		1,583	1,313

Eurosail PLC
1.391% due 06/13/2045 •	GBP	3,347	3,957
4.041% due 06/13/2045 •		988	1,241

HarborView Mortgage Loan Trust
3.088% due 08/19/2036 ^~		$9	9
3.570% due 08/19/2036 ^~		218	208

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	4,415	4,899

Jackson Park Trust
3.242% due 10/14/2039 ~		$2,311	2,235

JPMorgan Alternative Loan Trust
3.215% due 03/25/2037 ^~		3,821	3,861

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		155	143

JPMorgan Mortgage Trust
3.117% due 07/27/2037 ~		3,652	2,271
6.490% due 01/25/2037 ^•(a)		15,279	4,871

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		975	502
5.562% due 02/15/2040 ^~		441	231

Lehman XS Trust
0.350% due 06/25/2047 •		2,115	2,014

Motel 6 Trust
7.053% due 08/15/2024 •		4,859	4,725

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.272% due 04/25/2036 ^~		4,444	4,021

Nomura Resecuritization Trust
4.181% due 07/26/2035 ~		4,398	4,150

Residential Asset Securitization Trust
0.530% due 01/25/2046 ^•		191	50
6.250% due 10/25/2036 ^		371	370
6.250% due 09/25/2037 ^		4,718	2,502
6.500% due 08/25/2036 ^		802	405

Structured Adjustable Rate Mortgage Loan Trust
3.006% due 01/25/2036 ^~		128	90
3.863% due 04/25/2047 ~		389	261

Structured Asset Mortgage Investments Trust
0.320% due 07/25/2046 ^•		7,906	6,166

WaMu Mortgage Pass-Through Certificates Trust
3.348% due 05/25/2037 ^~		90	80

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 03/25/2036 ^		5,698	4,761
6.550% due 04/25/2037 •(a)		8,826	2,791

Total Non-Agency Mortgage-Backed Securities (Cost $97,410)			101,740

ASSET-BACKED SECURITIES 10.7%

ACE Securities Corp. Home Equity Loan Trust
0.410% due 07/25/2036 •		2,227	1,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
0.000% due 07/22/2026 ~		$3,000	$11

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,150	1,447

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		$185,947	498

Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/15/2031 ~		4,200	2,869

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	515
0.000% due 01/25/2032 ~		2,200	1,632

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	1,785
0.000% due 10/22/2031 ~		3,000	1,299

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,579

Countrywide Asset-Backed Certificates Trust
0.400% due 09/25/2046 •		$12,273	10,694

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	1,443

Duke Funding Ltd.
0.853% due 08/07/2033 •		$15,495	4,683

Glacier Funding CDO Ltd.
0.490% due 08/04/2035 •		6,669	1,370

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	507

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	646

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	3,420

Long Beach Mortgage Loan Trust
0.510% due 02/25/2036 •		1,178	1,063

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	3,108

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	2,886
0.000% due 04/16/2029 «(h)		7	800
0.000% due 07/16/2029 «(h)		10	1,641

Merrill Lynch Mortgage Investors Trust
0.468% due 04/25/2037 •		757	518

Morgan Stanley Mortgage Loan Trust
1.510% due 11/25/2036 ^•		746	347
5.965% due 09/25/2046 ^þ		6,591	3,346

People’s Financial Realty Mortgage Securities Trust
0.290% due 09/25/2036 •		20,900	6,307

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		7,182	4,179
7.238% due 09/25/2037 ^þ		6,214	3,614

Sherwood Funding CDO Ltd.
0.500% due 11/06/2039 •		33,561	9,229

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	2,013

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		75	2,534

South Coast Funding Ltd.
0.843% due 08/10/2038 •		25,645	3,715

Specialty Underwriting & Residential Finance Trust
1.105% due 06/25/2036 •		409	332

Washington Mutual Asset-Backed Certificates Trust
0.430% due 05/25/2036 •		200	174

Total Asset-Backed Securities (Cost $127,658)			83,165

SOVEREIGN ISSUES 3.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ		9,735	3,562
0.125% due 07/09/2035 þ		8,923	2,878
0.125% due 01/09/2038 þ		1,326	522
0.125% due 07/09/2041 þ		5,228	1,903
0.125% due 07/09/2046 þ		115	40
1.000% due 08/05/2021 (j)	ARS	22,869	154
1.000% due 07/09/2029		$163	68
2.500% due 07/22/2021 (j)	ARS	27,765	188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.500% due 10/17/2026	ARS	38,100	$89
34.109% (BADLARPP) due 10/04/2022 ~		84	1
36.080% (BADLARPP + 2.000%) due 04/03/2022 ~		133,765	851

Autonomous City of Buenos Aires Argentina
37.331% (BADLARPP + 3.250%) due 03/29/2024 ~		182,849	1,067
37.739% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	182
39.028% (BADLARPP + 5.000%) due 01/23/2022 ~		67,700	442

Dominican Republic International Bond
10.250% due 01/11/2024	DOP	26,000	481
10.500% due 04/07/2023		17,400	320
16.950% due 02/04/2022		26,800	508

Ghana Government International Bond
6.375% due 02/11/2027		$600	623
7.875% due 02/11/2035		600	608
8.750% due 03/11/2061		200	201

Oman Government International Bond
4.875% due 02/01/2025		1,800	1,886
6.250% due 01/25/2031		1,800	1,911
7.000% due 01/25/2051		1,800	1,824

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	23,351	142
37.804% due 04/12/2025		270,895	1,437

Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	25	33
3.650% due 02/24/2024 þ		25	34
3.650% due 02/24/2025 þ		25	35
3.650% due 02/24/2026 þ		25	36
3.650% due 02/24/2027 þ		25	37
3.650% due 02/24/2028 þ		25	38
3.650% due 02/24/2029 þ		25	38
3.650% due 02/24/2030 þ		25	39
3.650% due 02/24/2031 þ		25	39
3.650% due 02/24/2032 þ		25	40
3.650% due 02/24/2033 þ		25	41
3.650% due 02/24/2034 þ		25	41
3.650% due 02/24/2035 þ		25	42
3.650% due 02/24/2036 þ		25	42
3.650% due 02/24/2037 þ		25	43
3.650% due 02/24/2038 þ		25	44
3.650% due 02/24/2039 þ		25	44
3.650% due 02/24/2040 þ		25	44
3.650% due 02/24/2041 þ		25	45
3.650% due 02/24/2042 þ		25	46

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		$200	218

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,471	1,702

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$34	3
9.250% due 09/15/2027 ^(e)		452	44

Total Sovereign Issues (Cost $38,080)			24,656

		SHARES
COMMON STOCKS 1.6%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		754,306	1,501

iHeartMedia, Inc. ‘A’ (f)		42,128	612

iHeartMedia, Inc. ‘B’ «(f)		566	7

			2,120

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		66,131	5

FINANCIALS 0.1%

Associated Materials Group, Inc. «(f)(m)		162,396	1,095

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.2%

Neiman Marcus Group Ltd. LLC «(f)(m)	90,604	$8,396

Noble Corp. PLC «(f)(m)	4,509	64

Westmoreland Mining Holdings LLC «(f)(m)	88,291	662

		9,122

Total Common Stocks (Cost $13,228)		12,342

WARRANTS 2.1%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc. - Exp. 05/01/2039 «	274,379	3,926

INDUSTRIALS 0.3%

Sequa Corp. - Exp. 04/28/2024 «	1,795,000	2,675

INFORMATION TECHNOLOGY 1.3%

Windstream Holdings LLC - Exp. 03/24/2021 «	537,582	9,851

Total Warrants (Cost $10,347)		16,452

PREFERRED SECURITIES 13.3%

BANKING & FINANCE 5.0%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~(o)	27,410,000	12,076

	SHARES	MARKET VALUE (000S)

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(k)	70,000	$69

Nationwide Building Society
10.250% ~	71,345	17,987

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	8,700	7,027

Wells Fargo & Co.
3.900% due 03/15/2026 •(k)	1,600,000	1,601

		38,760

INDUSTRIALS 8.3%

General Electric Co.
3.554% (US0003M + 3.330%) due 03/15/2021 ~(k)	373,000	353

Sequa Corp. (12.000% PIK)
12.000% «(d)	47,067	63,974

		64,327

Total Preferred Securities (Cost $67,674)		103,087

REAL ESTATE INVESTMENT TRUSTS 2.8%

REAL ESTATE 2.8%

Uniti Group, Inc.	261,443	3,219

VICI Properties, Inc.	734,782	18,575

Total Real Estate Investment Trusts (Cost $11,180)		21,794

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (n) 4.0%
		30,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Republic of Argentina Bond
37.750% due 04/30/2021 (h)(i)	ARS	29,295	$177

ARGENTINA TREASURY BILLS 0.0%
5.650% due 09/13/2021 (h)(i)(j)		83,960	568

U.S. TREASURY BILLS 0.2%
0.077% due 02/18/2021 - 04/29/2021 (g)(h)(q)(s)		$1,422	1,422

Total Short-Term Instruments (Cost $32,942)			32,920

Total Investments in Securities (Cost $1,136,691)			1,144,023

Total Investments 147.2% (Cost $1,136,691)			$1,144,023

Financial Derivative Instruments (p)(r) 0.2% (Cost or Premiums, net $111,650)			1,211

Auction Rate Preferred Shares (7.5)%			(58,050)

Other Assets and Liabilities, net (39.9)%			(309,902)

Net Assets Applicable to Common Shareholders 100.0%			$777,282

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	57

Schedule of Investments	PIMCO High Income Fund	(Cont.)

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	03/13/2020	$1,031	$1,095	0.14%
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	2,028	5	0.00
Neiman Marcus Group Ltd. LLC	03/13/2020	2,918	8,396	1.08
Noble Corp. PLC	03/13/2020	0	64	0.01
Westmoreland Mining Holdings LLC	03/13/2020	2,160	662	0.08

		$8,137	$10,222	1.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	01/29/2021	02/01/2021	$2,253	U.S. Treasury Notes 0.125% due 09/30/2022	$(2,298)	$2,253	$2,253
RDR	0.070	01/29/2021	02/01/2021	28,500	U.S. Treasury Notes 2.125% - 2.875% due 11/15/2021 - 09/30/2024	(29,100)	28,500	28,500

Total Repurchase Agreements						$(31,398)	$30,753	$30,753

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.380%	01/22/2021	04/22/2021		GBP	(4,323)	$(5,923)
	0.635	10/19/2020	05/05/2021		$	(2,035)	(2,039)
BRC	0.250	11/09/2020	TBD	(3)		(1,239)	(1,240)
	0.320	01/14/2021	02/16/2021			(5,746)	(5,746)
	0.550	01/15/2021	04/15/2021			(2,923)	(2,924)
	0.660	01/12/2021	04/12/2021			(5,285)	(5,287)
	0.680	01/05/2021	04/05/2021			(9,461)	(9,466)
	0.750	12/03/2020	03/05/2021			(1,554)	(1,556)
	0.790	11/02/2020	05/03/2021			(20,100)	(20,140)
	0.880	12/16/2020	02/22/2021			(434)	(434)
	0.910	09/03/2020	03/01/2021			(1,638)	(1,644)
	0.910	11/24/2020	03/01/2021			(1,107)	(1,109)
BYR	1.390	07/06/2020	03/31/2021			(5,568)	(5,574)
	1.390	08/10/2020	03/31/2021			(3,125)	(3,128)
	1.390	12/03/2020	03/31/2021			(3,159)	(3,162)
CDC	0.340	01/19/2021	02/22/2021			(4,609)	(4,609)
	0.340	01/28/2021	02/22/2021			(437)	(437)
	0.480	10/21/2020	02/23/2021			(6,472)	(6,481)
	0.480	10/23/2020	02/16/2021			(197)	(197)
	0.480	01/28/2021	02/23/2021			(429)	(429)
	0.500	10/21/2020	03/23/2021			(3,371)	(3,376)
	0.830	10/23/2020	02/16/2021			(3,508)	(3,516)
	0.830	10/26/2020	03/01/2021			(4,099)	(4,108)
	0.850	09/03/2020	03/02/2021			(3,332)	(3,344)
	0.850	09/15/2020	03/15/2021			(4,794)	(4,810)
	0.850	09/16/2020	03/16/2021			(11,741)	(11,780)
	0.850	10/26/2020	03/15/2021			(449)	(450)
	0.880	10/21/2020	03/23/2021			(4,885)	(4,898)
	0.880	12/16/2020	03/23/2021			(2,877)	(2,881)
CEW	0.870	10/09/2020	04/07/2021			(9,172)	(9,198)
	0.870	10/26/2020	04/07/2021			(1,556)	(1,559)
	0.888	09/09/2020	03/08/2021			(3,599)	(3,612)
	0.888	09/17/2020	03/08/2021			(1,532)	(1,537)
CIB	0.680	01/15/2021	02/19/2021			(2,679)	(2,680)
	0.850	11/02/2020	02/05/2021			(911)	(913)
CIW	0.350	02/01/2021	03/08/2021			(1,897)	(1,897)
	0.500	10/30/2020	02/01/2021			(1,808)	(1,811)
CSG	0.500	01/28/2021	03/04/2021			(4,566)	(4,567)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.600%	01/28/2021	03/04/2021		$	(4,568)	$(4,568)
	0.650	01/27/2021	05/03/2021			(2,568)	(2,568)
	0.750	01/26/2021	03/30/2021			(9,586)	(9,587)
FOB	0.380	01/27/2021	04/01/2021			(1,397)	(1,397)
	0.650	01/26/2021	04/26/2021			(1,821)	(1,821)
IND	0.470	11/10/2020	03/10/2021			(16,716)	(16,735)
	0.470	01/22/2021	03/10/2021			(5,613)	(5,614)
JML	(0.250)	01/14/2021	04/14/2021		EUR	(515)	(625)
	(0.250)	01/18/2021	04/19/2021			(309)	(375)
	0.400	01/18/2021	04/19/2021		GBP	(568)	(778)
NOM	0.800	10/16/2020	02/16/2021		$	(8,895)	(8,917)
	0.800	11/20/2020	02/16/2021			(2,235)	(2,239)
	0.950	10/30/2020	02/02/2021			(2,501)	(2,507)
SGY	0.500	01/05/2021	04/05/2021			(4,944)	(4,946)
SOG	0.380	01/29/2021	04/05/2021			(1,798)	(1,798)
	0.400	01/20/2021	03/26/2021			(4,609)	(4,609)
	0.630	10/28/2020	04/28/2021			(2,909)	(2,914)
	0.630	01/21/2021	04/28/2021			(2,344)	(2,344)
	0.750	12/03/2020	03/04/2021			(4,432)	(4,437)
	0.950	09/03/2020	02/22/2021			(3,211)	(3,224)
	0.950	10/26/2020	02/02/2021			(4,309)	(4,320)
TDM	0.300	11/20/2020	TBD	(3)		(7,793)	(7,798)
	0.500	02/01/2021	TBD	(3)		(10,254)	(10,254)
	0.550	12/30/2020	TBD	(3)		(1,032)	(1,032)
UBS	0.500	01/15/2021	04/15/2021			(9,868)	(9,870)
	0.500	01/27/2021	TBD	(3)		(12,361)	(12,362)
	0.530	01/15/2021	02/17/2021			(6,475)	(6,477)
	0.650	01/07/2021	04/07/2021			(5,554)	(5,556)
	0.650	01/08/2021	04/08/2021			(7,900)	(7,903)
	0.650	01/11/2021	04/12/2021			(3,094)	(3,095)
	0.650	01/15/2021	04/15/2021			(5,926)	(5,928)
	0.700	11/16/2020	02/16/2021			(8,125)	(8,137)

Total Reverse Repurchase Agreements							$(313,197)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(7,962)	$0	$(7,962)	$8,376	$414
BRC	0	(49,546)	0	(49,546)	56,871	7,325
BYR	0	(11,864)	0	(11,864)	14,693	2,829
CDC	0	(51,316)	0	(51,316)	56,532	5,216
CEW	0	(15,906)	0	(15,906)	20,281	4,375
CIB	0	(3,593)	0	(3,593)	4,004	411
CIW	0	(3,708)	0	(3,708)	1,831	(1,877)
CSG	0	(21,290)	0	(21,290)	26,812	5,522
FICC	2,253	0	0	2,253	(2,298)	(45)
FOB	0	(3,218)	0	(3,218)	3,778	560
IND	0	(22,349)	0	(22,349)	24,143	1,794
JML	0	(1,778)	0	(1,778)	1,841	63
NOM	0	(13,663)	0	(13,663)	15,596	1,933
RDR	28,500	0	0	28,500	(29,100)	(600)
SGY	0	(4,946)	0	(4,946)	5,500	554
SOG	0	(23,646)	0	(23,646)	26,896	3,250
TDM	0	(19,084)	0	(19,084)	21,064	1,980
UBS	0	(59,328)	0	(59,328)	70,791	11,463

Total Borrowings and Other Financing Transactions	$30,753	$(313,197)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	59

Schedule of Investments	PIMCO High Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,811)	$(67,876)	$(171,000)	$(47,179)	$(287,866)
U.S. Government Agencies	0	(3,593)	0	0	(3,593)
Preferred Securities	0	0	(9,587)	0	(9,587)

Total Borrowings	$(1,811)	$(71,469)	$(180,587)	$(47,179)	$(301,046)

Payable for reverse repurchase agreements(5)					$(301,046)

(o)	Securities with an aggregate market value of $367,163 have been pledged as collateral under the terms of the above master agreements as of January 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2021 was $(259,660) at a weighted average interest rate of 0.741%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(12,151) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	6.161%	$	2,000	$(8)	$(58)	$(66)	$0	$(20)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.248	EUR	15,900	(1,924)	2	(1,922)	0	(2)

							$(1,932)	$(56)	$(1,988)	$0	$(22)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	20,400	$(90)	$252	$162	$196	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		1,700	85	68	153	52	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023	$	17,400	(376)	29	(347)	0	(3)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	(147)	(179)	0	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	120	(85)	0	(5)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	11,709	13,396	0	(118)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	0	1	0	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	136,929	247,405	0	(2,699)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	(3,188)	(3,444)	175	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	(1,814)	(1,941)	269	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	(2,980)	(3,145)	208	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		491,800	1,785	54,196	55,981	2,394	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	(962)	(958)	12	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		263,700	264	26,936	27,200	0	(818)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	(6)	(1,065)	98	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		65,900	273	(26,583)	(26,310)	1,233	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(262)	1,055	0	(135)

							$113,582	$194,297	$307,879	$4,637	$(3,778)

Total Swap Agreements							$111,650	$194,241	$305,891	$4,637	$(3,800)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,637	$4,637	$0	$0	$(3,800)	$(3,800)

(q)

Securities with an aggregate market value of $1,071 and cash of $32,676 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2021	GBP	3,978		$5,436	$0	$(14)

CBK	02/2021	BRL	689		136	10	0
	02/2021	EUR	3,731		4,556	28	0
	02/2021	GBP	556		760	0	(2)
	02/2021		$126	BRL	690	0	0
	02/2021		818	EUR	675	1	0
	02/2021		87,048	GBP	63,751	300	0
	03/2021	GBP	63,751		$87,060	0	(300)

GLM	02/2021		61,524		84,176	0	(121)
	04/2021	PEN	4,729		1,311	12	0
	06/2021	DOP	77,109		1,303	1	0

HUS	02/2021		$442	EUR	366	2	0

MYI	02/2021		617		507	0	(2)

RBC	02/2021		567		468	1	0

SCX	02/2021	BRL	689		$126	0	0
	02/2021	EUR	37,034		45,343	401	0
	02/2021	GBP	1,671		2,295	5	0
	02/2021		$126	BRL	689	0	0
	03/2021	BRL	689		$126	0	0
	03/2021	EUR	38,749		47,104	52	0

Total Forward Foreign Currency Contracts						$813	$(439)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	61

Schedule of Investments	PIMCO High Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(14)	$0	$0	$(14)	$(14)	$0	$(14)
CBK	339	0	0	339	(302)	0	0	(302)	37	0	37
GLM	13	0	0	13	(121)	0	0	(121)	(108)	351	243
HUS	2	0	0	2	0	0	0	0	2	0	2
MYI	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	458	0	0	458	0	0	0	0	458	(320)	138

Total Over the Counter	$813	$0	$0	$813	$(439)	$0	$0	$(439)

(s)

Securities with an aggregate market value of $351 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2021.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,637	$4,637

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$813	$0	$813

	$0	$0	$0	$813	$4,637	$5,450

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$22	$0	$0	$3,778	$3,800

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$439	$0	$439

	$0	$22	$0	$439	$3,778	$4,239

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$47	$0	$0	$8,387	$8,434

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,015)	$0	$(9,015)
Swap Agreements	0	0	0	0	(1,742)	(1,742)

	$0	$0	$0	$(9,015)	$(1,742)	$(10,757)

	$0	$47	$0	$(9,015)	$6,645	$(2,323)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$394	$0	$0	$2,932	$3,326

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,438	$0	$4,438

	$0	$394	$0	$4,438	$2,932	$7,764

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$99	$97,964	$10,488	$108,551
Corporate Bonds & Notes
Banking & Finance	0	152,780	0	152,780
Industrials	0	279,283	60	279,343
Utilities	0	86,201	0	86,201
Convertible Bonds & Notes
Industrials	0	4,715	0	4,715
Utilities	0	2	0	2
Municipal Bonds & Notes
California	0	4,018	0	4,018
District of Columbia	0	11,327	0	11,327
Illinois	0	27,419	0	27,419
New York	0	841	0	841
Texas	0	11,212	0	11,212
Virginia	0	1,401	0	1,401
West Virginia	0	7,117	0	7,117
U.S. Government Agencies	0	44,597	8,343	52,940
Non-Agency Mortgage-Backed Securities	0	101,740	0	101,740
Asset-Backed Securities	0	73,291	9,874	83,165
Sovereign Issues	0	24,656	0	24,656
Common Stocks
Communication Services	2,113	0	7	2,120
Energy	5	0	0	5
Financials	0	0	1,095	1,095
Industrials	0	0	9,122	9,122
Warrants
Communication Services	0	0	3,926	3,926
Industrials	0	0	2,675	2,675
Information Technology	0	0	9,851	9,851

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Preferred Securities
Banking & Finance	$0	$38,760	$0	$38,760
Industrials	0	353	63,974	64,327
Real Estate Investment Trusts
Real Estate	21,794	0	0	21,794
Short-Term Instruments
Repurchase Agreements	0	30,753	0	30,753
Short-Term Notes	0	177	0	177
Argentina Treasury Bills	0	568	0	568
U.S. Treasury Bills	0	1,422	0	1,422

Total Investments	$24,011	$1,000,597	$119,415	$1,144,023

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,637	0	4,637
Over the counter	0	813	0	813

	$0	$5,450	$0	$5,450

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,800)	0	(3,800)
Over the counter	0	(439)	0	(439)

	$0	$(4,239)	$0	$(4,239)

Total Financial Derivative Instruments	$0	$1,211	$0	$1,211

Totals	$24,011	$1,001,808	$119,415	$1,145,234

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2021:

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$14,020	$10,412	$(10,033)	$1	$(7,968)	$6,181	$0	$(2,125)	$10,488	$(14)
Corporate Bonds & Notes
Industrials	0	55	0	0	0	5	0	0	60	5
U.S. Government Agencies	8,368	0	(89)	10	31	23	0	0	8,343	19
Non-Agency Mortgage-Backed Securities	3,584	0	0	15	0	358	0	(3,957)	0	0
Asset-Backed Securities	12,433	345	(3,121)	0	(3,365)	3,582	0	0	9,874	(115)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	63

Schedule of Investments	PIMCO High Income Fund	(Cont.)	January 31, 2021	(Unaudited)

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Common Stocks
Communication Services	$4	$0	$0	$0	$0	$3	$0	$0	$7	$3
Financials	0	1,031	0	0	0	64	0	0	1,095	64
Industrials	662	2,918	0	0	0	5,542	0	0	9,122	5,542
Real Estate	2,453	0	(1,655)	0	0	(798)	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	0	3,926	0	3,926	0
Industrials	0	0	0	0	0	2,675	0	0	2,675	2,675
Information Technology	0	4,455	0	0	0	5,396	0	0	9,851	5,396
Preferred Securities
Industrials	34,186	0	(10,840)	0	0	40,628	0	0	63,974	40,628

Totals	$75,710	$19,216	$(25,738)	$26	$(11,302)	$63,659	$3,926	$(6,082)	$119,415	$54,203

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$10,401	Proxy Pricing	Base Price	91.800-100.000	95.527
	87	Third Party Vendor	Broker Quote	82.500	—
Corporate Bonds & Notes
Industrials	60	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	8,343	Proxy Pricing	Base Price	61.040	—
Asset-Backed Securities	9,874	Proxy Pricing	Base Price	3,375.000-44,652.302	17,217.468
Common Stocks
Communication Services	7	Other Valuation Techniques(2)	—	—	—
Financials	1,095	Other Valuation Techniques(2)	—	—	—
Industrials	8,396	Discounted Cash Flow	Discount Rate	15.250	—
	726	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	3,926	Reference Instrument	Liquidity Discount	$1.599	—
Industrials	2,675	Other Valuation Techniques(2)	—	—	—
Information Technology	9,851	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	63,974	Fundamental Valuation	Company Equity Value	$1,138,933,000.000	—

Total	$119,415

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund	January 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 16.9%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,262	$2,256

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~	38	38

Banijay Entertainment S.A.S
3.881% (LIBOR03M + 3.750%) due 03/01/2025 ~	8	8

Caesars Resort Collection LLC
2.871% (LIBOR03M + 2.750%) due 12/23/2024 ~	4,673	4,626
4.621% (LIBOR03M + 4.500%) due 07/21/2025 ~	2,033	2,036

Cornerstone Building Brands, Inc.
3.876% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	20

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	205	198

DTEK Investments Ltd.
5.121% (LIBOR03M + 5.000%) due 06/30/2023 «~	1,449	839

Emerald TopCo, Inc.
3.621% - 3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~	54	54

Encina Private Credit LLC
TBD% - 4.345% (LIBOR03M + 3.345%) due 11/30/2025 «~µ	4,600	4,600

Envision Healthcare Corp.
3.871% (LIBOR03M + 3.750%) due 10/10/2025 ~	8,462	7,282

EyeCare Partners LLC
3.871% (LIBOR03M + 3.750%) due 02/18/2027 ~	29	28

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~	2,666	2,670

Forbes Energy Services LLC
TBD% due 04/13/2021	221	214

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~	3,030	3,043

Ingersoll Rand Co. Ltd.
1.871% (LIBOR03M + 1.750%) due 03/01/2027 ~	26	26

Innophos, Inc.
3.621% (LIBOR03M + 3.500%) due 02/07/2027 ~	11	11

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~	4	4

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	401	401

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~	1,100	1,113

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~	11	11

Lealand Finance Company B.V. (1.121% Cash and 3.000% PIK)
4.121% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	178	119

LogMeIn, Inc.
4.881% (LIBOR03M + 4.750%) due 08/31/2027 ~	1,300	1,300

McDermott Technology Americas, Inc.
3.121% (LIBOR03M + 3.000%) due 06/30/2024 «~	40	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
3.621% (LIBOR03M + 3.500%) due 09/13/2024 ~		$58	$58

Milano Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		500	502

Nascar Holdings, Inc.
2.871% (LIBOR03M + 2.750%) due 10/19/2026 ~		32	33

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		3,203	3,444

Pacific Drilling Co. LLC
1.000% due 12/31/2025 «µ		33	33

PetSmart, Inc.
TBD% due 01/27/2028		2,300	2,277
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		4,615	4,618

Playtika Holding Corp.
7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~		1,724	1,736

PUG LLC
3.621% (LIBOR03M + 3.500%) due 02/12/2027 ~		892	858

Sasol Ltd.
TBD% due 11/23/2022 «		2,848	2,615

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 «~(d)		42	38

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		73	73

Starfruit Finco BV
3.129% (LIBOR03M + 3.000%) due 10/01/2025 ~		96	96

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		1,584	1,574

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,479	4,103

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		216	217

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		1,714	1,712

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,824	1,822

Valaris PLC
TBD% due 08/17/2021 «µ		18	18

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		315	292

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		1,930	965

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,377	1,359

Total Loan Participations and Assignments (Cost $61,228)			59,373

CORPORATE BONDS & NOTES 83.9%

BANKING & FINANCE 26.1%

Ally Financial, Inc.
8.000% due 11/01/2031		537	779

Ambac LSNI LLC
6.000% due 02/12/2023 •		219	221

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	1,057	1,332
3.625% due 09/24/2024		1,047	1,357
10.500% due 07/23/2029		300	463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	$118

Bank of Ireland Group PLC
6.000% due 03/01/2026 •(k)(l)	EUR	1,038	1,355

Bank of Nova Scotia
4.900% due 06/04/2025 •(k)(l)		$1,064	1,145

Barclays PLC
6.375% due 12/15/2025 •(k)(l)	GBP	600	889
7.125% due 06/15/2025 •(k)(l)		5,100	7,807

BGC Partners, Inc.
3.750% due 10/01/2024 (o)		$1,000	1,050
4.375% due 12/15/2025 (o)		1,000	1,069

Brookfield Finance, Inc.
4.700% due 09/20/2047		68	84

Cantor Fitzgerald LP
4.875% due 05/01/2024		15	17

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		3,880	1,446

Credit Suisse Group AG
7.500% due 07/17/2023 •(k)(l)		200	218
7.500% due 12/11/2023 •(k)(l)		640	711
7.500% due 12/11/2023 •(k)(l)(o)		2,900	3,223

Equitable Holdings, Inc.
5.000% due 04/20/2048		4	5

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		500	509

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		179	186
6.750% due 03/15/2022		119	119

GLP Capital LP
4.000% due 01/15/2031 (o)		1,000	1,090

GSPA Monetization Trust
6.422% due 10/09/2029		1,448	1,603

HSBC Holdings PLC
4.750% due 07/04/2029 •(k)(l)	EUR	2,100	2,853
5.875% due 09/28/2026 •(k)(o)(l)	GBP	200	301
6.000% due 09/29/2023 •(k)(o)(l)	EUR	1,200	1,588
6.500% due 03/23/2028 •(k)(l)		$200	226

Hunt Cos., Inc.
6.250% due 02/15/2026		12	12

ING Groep NV
4.875% due 05/16/2029 •(k)(l)		1,400	1,424
5.750% due 11/16/2026 •(k)(l)		800	868

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	100	125
3.950% due 06/30/2022	GBP	2,225	3,092

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$32	33

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		17	16

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(l)(o)		2,900	3,315
7.875% due 06/27/2029 •(k)(l)	GBP	3,219	5,477

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$1,800	1,834
4.500% due 01/15/2028 (o)		1,080	1,138

Natwest Group PLC
8.000% due 08/10/2025 •(k)(l)(o)		3,000	3,529
8.625% due 08/15/2021 •(k)(l)(o)		800	830

Navient Corp.
5.625% due 08/01/2033		31	30
7.250% due 09/25/2023 (o)		2,974	3,281

Newmark Group, Inc.
6.125% due 11/15/2023		28	30

OneMain Finance Corp.
6.125% due 03/15/2024		66	72

PRA Group, Inc.
7.375% due 09/01/2025		1,000	1,074

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)(l)	GBP	2,850	4,221
7.375% due 06/24/2022 •(k)(l)		1,800	2,568

SLM Corp.
4.200% due 10/29/2025 (o)		$1,300	1,382

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	65

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale S.A.
7.375% due 10/04/2023 •(k)(l)		$300	$324

Starwood Property Trust, Inc.
5.500% due 11/01/2023		1,200	1,250

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)	EUR	4,464	7,126

TP ICAP PLC
5.250% due 01/26/2024 (o)	GBP	2,023	3,044

UniCredit SpA
7.830% due 12/04/2023 (o)		$1,960	2,314

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,337	1,922

Uniti Group LP
7.875% due 02/15/2025 (o)		$7,300	7,848

Voyager Aviation Holdings LLC
9.000% due 08/15/2021		3,228	1,945

			91,888

INDUSTRIALS 46.3%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		800	896

Altice Financing S.A.
7.500% due 05/15/2026 (o)		1,500	1,575

Arches Buyer, Inc.
6.125% due 12/01/2028		400	411

Associated Materials LLC
9.000% due 09/01/2025		147	157

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		1,000	1,000

Boeing Co.
5.040% due 05/01/2027		184	215
5.150% due 05/01/2030		428	509
5.705% due 05/01/2040		416	529
5.805% due 05/01/2050		540	713
5.930% due 05/01/2060		500	673

Bombardier, Inc.
6.000% due 10/15/2022		716	712
6.125% due 01/15/2023		182	183
7.500% due 12/01/2024		1,614	1,557
7.500% due 03/15/2025 (o)		2,467	2,313
7.875% due 04/15/2027		2,848	2,634

Broadcom, Inc.
2.600% due 02/15/2033		1,700	1,688
4.150% due 11/15/2030		282	320
4.300% due 11/15/2032		326	377
5.000% due 04/15/2030		22	26

CCO Holdings LLC
4.250% due 02/01/2031 (o)		3,779	3,877
4.500% due 08/15/2030		82	86
4.750% due 03/01/2030		88	94

Charter Communications Operating LLC
3.700% due 04/01/2051		100	99
3.850% due 04/01/2061		200	192

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		75	78

Community Health Systems, Inc.
4.750% due 02/15/2031 (c)		300	300
5.625% due 03/15/2027		2,500	2,628
6.000% due 01/15/2029		530	564
6.625% due 02/15/2025 (o)		1,559	1,644
8.000% due 03/15/2026 (o)		906	975
8.625% due 01/15/2024 (o)		439	459

Connect Finco SARL
6.750% due 10/01/2026		30	32

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		11	11

Corning, Inc.
5.450% due 11/15/2079		37	49

CVS Pass-Through Trust
7.507% due 01/10/2032		377	482

Delta Air Lines, Inc.
7.375% due 01/15/2026 (o)		920	1,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts International, Inc.
10.750% due 09/01/2024	$712	$736

Energy Transfer Operating LP
3.750% due 05/15/2030	41	43
5.000% due 05/15/2050	38	39

Envision Healthcare Corp.
8.750% due 10/15/2026	1,105	749

Exela Intermediate LLC
10.000% due 07/15/2023	57	19

Ferroglobe PLC
9.375% due 03/01/2022	700	584

First Quantum Minerals Ltd.
6.500% due 03/01/2024	688	704
6.875% due 03/01/2026	458	478

Ford Motor Co.
7.700% due 05/15/2097 (o)	7,435	8,689

Fresh Market, Inc.
9.750% due 05/01/2023 (o)	3,313	3,419

Fresnillo PLC
4.250% due 10/02/2050 (o)	1,000	1,066

Full House Resorts, Inc.
8.575% due 02/02/2024	193	186
9.738% due 02/02/2024	17	16

General Electric Co.
4.350% due 05/01/2050 (o)	1,800	2,083
6.150% due 08/07/2037	19	26
6.875% due 01/10/2039	15	22

GFL Environmental, Inc.
3.500% due 09/01/2028	1,600	1,576

HCA, Inc.
7.500% due 11/15/2095 (o)	1,050	1,380

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029	1,100	1,119
4.000% due 05/01/2031	1,100	1,132

HollyFrontier Corp.
4.500% due 10/01/2030 (o)	4,000	4,208

Hologic, Inc.
3.250% due 02/15/2029 (o)	1,100	1,120

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)	200	221

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	200	201

Innophos Holdings, Inc.
9.375% due 02/15/2028	60	66

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)	39	10

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)	1,446	1,009
8.000% due 02/15/2024	18	18
8.500% due 10/15/2024 ^(e)	5,416	3,926
9.750% due 07/15/2025 ^(e)	4,805	3,491

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)	2,714	227
8.125% due 06/01/2023 ^(e)(o)	524	41

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028	3,400	3,469
7.750% due 10/15/2025 (o)	1,600	1,739

JetBlue Pass-Through Trust
4.000% due 05/15/2034	700	767

Kinder Morgan, Inc.
7.750% due 01/15/2032 (o)	800	1,183
7.800% due 08/01/2031 (o)	1,600	2,320

Kraft Heinz Foods Co.
5.500% due 06/01/2050	100	123

Marriott International, Inc.
4.625% due 06/15/2030	20	23

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (o)	1,000	1,064

MGM Resorts International
4.750% due 10/15/2028 (o)	1,300	1,357

Mileage Plus Holdings LLC
6.500% due 06/20/2027 (o)	600	657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mohegan Gaming & Entertainment
8.000% due 02/01/2026		$300	$297

NCL Corp. Ltd.
3.625% due 12/15/2024		36	32
10.250% due 02/01/2026 (o)		1,016	1,181
12.250% due 05/15/2024 (o)		1,660	1,935

Netflix, Inc.
3.625% due 06/15/2030	EUR	600	885
3.875% due 11/15/2029		804	1,196
4.625% due 05/15/2029		2,900	4,485
4.875% due 06/15/2030		$100	122
5.375% due 11/15/2029		30	38

New Albertson’s LP
6.570% due 02/23/2028 (o)		2,800	2,810

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		3,200	3,570

Noble Corp.
15.000% due 02/16/2028 «(c)		25	25

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		128	74

Northriver Midstream Finance LP
5.625% due 02/15/2026 (o)		1,100	1,128

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/01/2021 (h)(k)		450	4

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		105	113

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)		190	50

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	223
4.875% due 02/21/2028		556	671
5.350% due 02/12/2028		$333	320
5.950% due 01/28/2031		1,294	1,228
6.490% due 01/23/2027		40	41
6.500% due 03/13/2027 (o)		3,093	3,207
6.750% due 09/21/2047		20	17
6.840% due 01/23/2030 (o)		2,143	2,156
6.950% due 01/28/2060		150	132
7.690% due 01/23/2050		1,160	1,098

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	245

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		$2,200	2,362

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (o)		1,429	1,412

QualityTech LP
3.875% due 10/01/2028 (o)		1,000	1,021

QVC, Inc.
5.950% due 03/15/2043 (o)		1,508	1,569

Rite Aid Corp.
8.000% due 11/15/2026		300	323

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,314

Sands China Ltd.
5.125% due 08/08/2025 (o)		$200	224
5.400% due 08/08/2028 (o)		2,702	3,117

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		908	921

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		132	130
3.950% due 06/15/2023 (o)		1,557	1,542

Standard Industries, Inc.
3.375% due 01/15/2031 (o)		4,950	4,895
4.375% due 07/15/2030 (o)		1,000	1,063

Staples, Inc.
7.500% due 04/15/2026		5	5

Studio City Finance Ltd.
6.000% due 07/15/2025 (o)		1,000	1,055
6.500% due 01/15/2028 (o)		1,000	1,075

Tenet Healthcare Corp.
6.750% due 06/15/2023		1,100	1,195

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		942	959

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		$674	$677

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	133

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$1,028	1,112
5.750% due 09/30/2039 (o)		6,050	6,996

TransDigm, Inc.
5.500% due 11/15/2027		20	21

Transocean Pontus Ltd.
6.125% due 08/01/2025		55	51

Transocean, Inc.
7.250% due 11/01/2025		68	38
7.500% due 01/15/2026		56	28
8.000% due 02/01/2027		66	34

Triumph Group, Inc.
5.250% due 06/01/2022		10	10
6.250% due 09/15/2024		32	32

U.S. Renal Care, Inc.
10.625% due 07/15/2027		34	37

Uber Technologies, Inc.
6.250% due 01/15/2028		800	861

Unigel Luxembourg S.A.
8.750% due 10/01/2026		200	212

United Airlines Pass-Through Trust
5.875% due 04/15/2029 (o)		1,756	1,967

Univision Communications, Inc.
5.125% due 02/15/2025		283	285

Valaris PLC
5.750% due 10/01/2044 ^(e)		153	11
7.750% due 02/01/2026 ^(e)		8	1

Vale Overseas Ltd.
6.875% due 11/21/2036		29	42
6.875% due 11/10/2039		257	373

Veritas US, Inc.
7.500% due 09/01/2025		557	573

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		1,456	1,697

Vmed O2 UK Financing PLC
4.250% due 01/31/2031 (o)		2,400	2,400

VOC Escrow Ltd.
5.000% due 02/15/2028		1,100	1,070

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		22	22
6.250% due 02/01/2050		16	18

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		4,144	4,204

WMG Acquisition Corp.
3.000% due 02/15/2031 (o)		2,866	2,794

Wyndham Destinations, Inc.
3.900% due 03/01/2023		34	35
4.625% due 03/01/2030		22	23
5.650% due 04/01/2024		4	4
6.000% due 04/01/2027		349	387

Wynn Las Vegas LLC
5.500% due 03/01/2025		1,900	1,960

Wynn Macau Ltd.
5.500% due 01/15/2026		1,000	1,033
5.625% due 08/26/2028		500	515

YPF S.A.
38.275% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,800	25

Yum! Brands, Inc.
3.625% due 03/15/2031 (o)		$1,300	1,276

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		37	39

			162,883

UTILITIES 11.5%

AT&T, Inc.
3.100% due 02/01/2043		684	667
3.300% due 02/01/2052		684	645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 06/01/2041 (o)		$544	$562
3.500% due 02/01/2061		694	661
3.650% due 06/01/2051 (o)		1,960	1,970
3.850% due 06/01/2060 (o)		1,292	1,309

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		593	404

Edison International
5.750% due 06/15/2027		31	37

Frontier Communications Corp.
5.000% due 05/01/2028		700	727

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (o)		3,700	4,130

Lumen Technologies, Inc.
4.000% due 02/15/2027		30	31

Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	8,427

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		12	12

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		142	43

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		390	375

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		2,894	446

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (o)		1,070	1,147
3.300% due 12/01/2027 (o)		300	324
3.400% due 08/15/2024		218	234
3.500% due 06/15/2025 (o)		365	394
3.750% due 07/01/2028 (o)		468	514
3.750% due 08/15/2042		10	10
4.000% due 12/01/2046 (o)		1,004	1,017
4.300% due 03/15/2045		11	12
4.500% due 07/01/2040 (o)		939	1,029
4.500% due 12/15/2041		10	10
4.550% due 07/01/2030 (o)		2,164	2,472
4.600% due 06/15/2043		8	9
4.650% due 08/01/2028 (o)		515	590
4.750% due 02/15/2044 (o)		382	423
4.950% due 07/01/2050 (o)		2,360	2,686

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		2,378	2,615
6.625% due 01/16/2034	GBP	100	171
6.750% due 06/03/2050		$1,000	1,172

Rio Oil Finance Trust
9.250% due 07/06/2024 (o)		2,137	2,393

Southern California Edison Co.
3.650% due 02/01/2050		15	16
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		18	23

Sprint Corp.
7.125% due 06/15/2024 (o)		2,122	2,477

Talen Energy Supply LLC
6.625% due 01/15/2028		14	15

Transocean Poseidon Ltd.
6.875% due 02/01/2027		54	49

			40,256

Total Corporate Bonds & Notes (Cost $281,083)			295,027

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		1,600	1,479

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		4	1

Total Convertible Bonds & Notes (Cost $1,603)			1,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.2%

ILLINOIS 2.4%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	$6,000	$8,306

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	50	58

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	10	13

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	40	45

		8,434

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	380	403

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	2,354

Total Municipal Bonds & Notes (Cost $8,179)		11,191

U.S. GOVERNMENT AGENCIES 2.5%

Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)	2,762	280
3.780% due 02/25/2040 •	150	156
4.000% due 11/25/2042 (a)	1,283	166
5.805% due 06/25/2043 •(a)	199	37
5.880% due 07/25/2029 •(o)	570	624
5.920% due 02/25/2049 •(a)	1,084	154
14.568% due 12/25/2040 •	132	194

Freddie Mac
0.000% due 02/25/2046 (b)(h)	1,286	1,107
0.100% due 02/25/2046 (a)	4,710	1
0.700% due 11/25/2055 ~(a)	16,693	1,174
3.000% due 11/15/2033 (a)	2,478	206
6.171% due 11/25/2055 «~	3,959	2,417
7.680% due 12/25/2027 •	1,484	1,639
9.712% due 11/15/2040 •	184	236
10.880% due 03/25/2025 •	286	309

Total U.S. Government Agencies (Cost $8,909)		8,700

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

Banc of America Funding Trust
6.000% due 08/25/2036 ^	700	694

BCAP LLC Trust
3.197% due 03/27/2036 ~	951	801
4.862% due 03/26/2037 þ	344	428
14.987% due 06/26/2036 ~	37	24

Bear Stearns ALT-A Trust
0.450% due 06/25/2046 ^•	1,195	1,098
3.113% due 11/25/2036 ^~	178	119
3.236% due 09/25/2047 ^~(o)	2,235	1,544
3.244% due 09/25/2035 ^~	178	132

Bear Stearns Commercial Mortgage Securities Trust
6.134% due 04/12/2038 ~	100	100

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	244	240

CD Mortgage Trust
5.688% due 10/15/2048	2,629	1,458

Chase Mortgage Finance Trust
3.061% due 12/25/2035 ^~	3	2
6.000% due 02/25/2037 ^	348	210
6.000% due 07/25/2037 ^	247	177
6.250% due 10/25/2036 ^	701	502

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	67

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		$21	$22

Commercial Mortgage Loan Trust
6.045% due 12/10/2049 ~		641	274

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		907	732
6.000% due 08/25/2037 ^~		438	345

Countrywide Alternative Loan Trust
0.480% due 05/25/2037 ^•		146	49
3.783% due 04/25/2036 ^~		329	310
5.500% due 03/25/2035		116	74
5.500% due 12/25/2035 ^		1,179	884
5.750% due 01/25/2035		97	98
6.000% due 02/25/2035		151	148
6.000% due 08/25/2036 ^•		162	133
6.000% due 04/25/2037 ^		433	277
6.250% due 11/25/2036 ^		286	255
6.250% due 12/25/2036 ^•		801	528
6.500% due 08/25/2036 ^		208	115

Countrywide Home Loan Mortgage Pass-Through Trust
2.699% due 02/20/2035 ~		5	5
5.500% due 10/25/2035 ^		222	189
6.250% due 09/25/2036 ^		215	143

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.098% due 06/25/2034 •		2,030	2,047

Eurosail PLC
4.041% due 06/13/2045 •	GBP	239	300

GS Mortgage Securities Trust
5.622% due 11/10/2039		$298	104

GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		19	39
6.000% due 02/25/2036 ^		1,354	861

HarborView Mortgage Loan Trust
0.850% due 01/19/2035 •		55	55
3.444% due 07/19/2035 ^~		17	15

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,621	849

Jackson Park Trust
3.242% due 10/14/2039 ~		1,033	999

JPMorgan Alternative Loan Trust
3.030% due 03/25/2036 ^~		593	530
3.215% due 03/25/2037 ^~		486	492

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		50	46

JPMorgan Mortgage Trust
2.575% due 02/25/2036 ^~		120	100
3.023% due 01/25/2037 ^~		137	126

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		303	156
5.562% due 02/15/2040 ^~		128	67

Lehman XS Trust
0.350% due 06/25/2047 •		655	623

Merrill Lynch Mortgage Investors Trust
3.294% due 03/25/2036 ^~		663	443

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~		2,294	933

Motel 6 Trust
7.053% due 08/15/2024 •		204	199

Natixis Commercial Mortgage Securities Trust
2.377% due 11/15/2034 •		1,065	1,058

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		447	300
6.000% due 07/25/2037 ^		653	370
6.250% due 09/25/2037 ^		1,210	641

Residential Funding Mortgage Securities, Inc. Trust
4.765% due 08/25/2036 ^~		283	263
6.000% due 09/25/2036 ^		77	72
6.000% due 06/25/2037 ^		875	884

Structured Adjustable Rate Mortgage Loan Trust
2.867% due 11/25/2036 ^~		522	507
3.006% due 01/25/2036 ^~		550	385

SunTrust Adjustable Rate Mortgage Loan Trust
2.558% due 02/25/2037 ^~		71	67
3.325% due 04/25/2037 ^~		317	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.003% due 12/25/2046 •		$242	$234
3.236% due 10/25/2036 ^~		269	258
3.470% due 02/25/2037 ^~		196	193

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		31	31

Total Non-Agency Mortgage-Backed Securities (Cost $26,424)			26,605

ASSET-BACKED SECURITIES 14.7%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	1,284

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	1,300

Argent Securities Trust
0.510% due 03/25/2036 •		6,663	4,518

Asset-Backed Funding Certificates Trust
0.280% due 10/25/2036 •		3,545	3,460

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	971

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$212	149

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		85,896	230

BlueMountain CLO Ltd.
5.675% due 04/13/2027 •		1,000	995

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	535
0.000% due 10/22/2031 ~		1,000	433

Citigroup Mortgage Loan Trust
0.280% due 12/25/2036 •(o)		3,191	1,650

Countrywide Asset-Backed Certificates
0.270% due 06/25/2047 ^•(o)		571	537
0.330% due 06/25/2047 ^•(o)		1,831	1,700

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		5,689	4,026

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		4	410

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	127

GSAMP Trust
0.390% due 02/25/2046 •		$2,765	2,661
1.105% due 03/25/2035 ^•		4,705	4,429

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		2,700	1,231

JPMorgan Mortgage Acquisition Trust
0.450% due 04/25/2036 •		6,000	5,780

Lehman XS Trust
6.790% due 06/24/2046 þ		835	849

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	1,071
0.000% due 03/15/2030 «(h)		3	717

Merrill Lynch Mortgage Investors Trust
0.468% due 04/25/2037 •		227	155

Morgan Stanley Mortgage Loan Trust
0.250% due 04/25/2037 •		3,026	1,369
6.250% due 02/25/2037 ^~		277	183

Residential Asset Mortgage Products Trust
0.690% due 09/25/2036 •		183	179

Securitized Asset-Backed Receivables LLC Trust
0.410% due 05/25/2036 •		4,866	3,327

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,429

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	999

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	416
0.000% due 09/25/2040 (h)		846	232

South Coast Funding Ltd.
0.843% due 08/10/2038 •		5,600	811

Symphony CLO Ltd.
4.834% due 07/14/2026 •		1,000	919

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taberna Preferred Funding Ltd.
0.605% due 08/05/2036 •		$151	$131
0.605% due 08/05/2036 ^•		2,840	2,457

Total Asset-Backed Securities (Cost $58,485)			51,670

SOVEREIGN ISSUES 4.3%

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,943	712
0.125% due 07/09/2035 þ		2,099	679
0.125% due 01/09/2038 þ(o)		6,188	2,434
0.125% due 07/09/2041 þ(o)		2,056	748
0.125% due 07/09/2046 þ		115	40
1.000% due 08/05/2021 (j)	ARS	68,087	459
1.000% due 07/09/2029		$366	152
2.500% due 07/22/2021 (j)	ARS	10,517	71
15.500% due 10/17/2026		26,000	61
34.109% (BADLARPP) due 10/04/2022 ~		28	0
36.080% (BADLARPP + 2.000%) due 04/03/2022 ~		30,688	195

Autonomous City of Buenos Aires Argentina
37.331% (BADLARPP + 3.250%) due 03/29/2024 ~		52,046	304
39.028% (BADLARPP + 5.000%) due 01/23/2022 ~		43,600	285

Dominican Republic International Bond
4.875% due 09/23/2032 (o)		$3,400	3,639

Ghana Government International Bond
6.375% due 02/11/2027		300	311
7.875% due 02/11/2035		400	405
8.750% due 03/11/2061		200	201

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	6,563	40
37.804% due 04/12/2025		217,314	1,153

South Africa Government International Bond
4.850% due 09/30/2029 (o)		$600	623
5.750% due 09/30/2049 (o)		600	580

Turkey Government International Bond
5.600% due 11/14/2024 (o)		1,400	1,476

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	582	673

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$12	1
9.250% due 09/15/2027 ^(e)		151	15

Total Sovereign Issues (Cost $21,960)			15,257

		SHARES
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		261,329	520

iHeartMedia, Inc. ‘A’ (f)		14,710	214

iHeartMedia, Inc. ‘B’ «(f)		197	3

			737

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		13,350	1

FINANCIALS 0.1%

Associated Materials Group, Inc. «(f)(m)		55,999	377

INDUSTRIALS 1.1%

Neiman Marcus Group Ltd. LLC «(f)(m)		39,846	3,692

Noble Corp. PLC «(f)(m)		1,874	27

Westmoreland Mining Holdings LLC «(f)(m)		25,438	191

			3,910

Total Common Stocks (Cost $4,716)			5,025

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
WARRANTS 2.0%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «	95,797	$1,371

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	394,000	587

INFORMATION TECHNOLOGY 1.4%

Windstream Holdings LLC - Exp. 03/24/2021 «	272,048	4,985

Total Warrants (Cost $4,335)		6,943

PREFERRED SECURITIES 5.3%

BANKING & FINANCE 1.3%

Banco Santander S.A.
6.250% due 09/11/2021 •(k)(l)	200,000	247

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(k)	35,000	35

Nationwide Building Society
10.250% ~	16,350	4,122

		4,404

INDUSTRIALS 4.0%

General Electric Co.
3.554% (US0003M + 3.330%) due 03/15/2021 ~(k)	127,000	120

		SHARES	MARKET VALUE (000S)

Sequa Corp. (12.000% PIK)
12.000% «(d)		10,321	14,028

			14,148

Total Preferred Securities (Cost $10,917)			18,552

REAL ESTATE INVESTMENT TRUSTS 1.9%

REAL ESTATE 1.9%

Uniti Group, Inc.		133,286	1,641

VICI Properties, Inc.		202,347	5,115

Total Real Estate Investment Trusts (Cost $3,534)			6,756

SHORT-TERM INSTRUMENTS 7.3%

REPURCHASE AGREEMENTS (n) 7.1%
			24,825

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)	ARS	14,691	98

Republic of Argentina Bond
37.750% due 04/30/2021 (h)(i)		18,324	111

			209

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
5.650% due 09/13/2021 (h)(i)(j)	ARS	38,220	$259

U.S. TREASURY BILLS 0.1%
0.077% due 02/18/2021 - 03/16/2021 (g)(h)(r)		$214	214

Total Short-Term Instruments (Cost $25,547)			25,507

Total Investments in Securities (Cost $516,920)			532,086

Total Investments 151.4% (Cost $516,920)			$532,086

Financial Derivative Instruments (p)(q) 0.1% (Cost or Premiums, net $1,722)			434

Auction Rate Preferred Shares (12.9)%			(45,200)

Other Assets and Liabilities, net (38.6)%			(135,861)

Net Assets Applicable to Common Shareholders 100.0%			$351,459

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Weighted average yield to maturity
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	69

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$356	$377	0.11%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	532	1	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	3,692	1.05
Noble Corp. PLC	12/23/2020	0	27	0.01
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	191	0.05

		$2,927	$4,288	1.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	01/29/2021	02/01/2021	$3,125	U.S. Treasury Notes 0.125% due 09/30/2022	$(3,188)	$3,125	$3,125
RDR	0.070	01/29/2021	02/01/2021	21,700	U.S. Treasury Notes 0.375% - 2.875% due 11/15/2021 - 04/30/2025	(22,176)	21,700	21,700

Total Repurchase Agreements						$(25,364)	$24,825	$24,825

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.380%	01/22/2021	04/22/2021		GBP	(2,087)	$(2,860)
	0.750	10/27/2020	03/01/2021		$	(1,591)	(1,594)
	0.800	10/19/2020	04/20/2021			(6,963)	(6,979)
	0.800	10/20/2020	04/21/2021			(3,375)	(3,383)
	1.250	11/04/2020	02/03/2021			(3,655)	(3,666)
	1.250	11/04/2020	02/05/2021			(788)	(790)
BRC	0.250	11/09/2020	TBD	(3)		(1,658)	(1,659)
	0.500	03/25/2020	TBD	(3)		(58)	(58)
	0.550	10/29/2020	02/26/2021			(8,212)	(8,224)
	0.650	11/02/2020	05/03/2021			(2,119)	(2,123)
	0.790	11/02/2020	05/03/2021			(15,034)	(15,064)
	0.790	11/13/2020	04/30/2021			(4,350)	(4,357)
	0.790	11/20/2020	05/03/2021			(933)	(935)
	0.790	12/14/2020	05/03/2021			(947)	(948)
	0.800	10/26/2020	02/23/2021			(2,412)	(2,417)
BYR	1.390	07/06/2020	03/31/2021			(3,398)	(3,402)
	1.390	09/30/2020	03/31/2021			(5,663)	(5,669)
CDC	0.350	11/20/2020	TBD	(3)		(923)	(923)
	0.830	10/23/2020	02/16/2021			(6,611)	(6,626)
	0.830	10/26/2020	03/01/2021			(4,079)	(4,088)
	0.850	10/21/2020	02/23/2021			(3,278)	(3,286)
	0.880	10/21/2020	03/23/2021			(932)	(934)
CIW	0.350	02/01/2021	03/08/2021			(1,787)	(1,787)
	0.500	10/30/2020	02/01/2021			(1,705)	(1,708)
JML	(0.250)	01/15/2021	04/15/2021		EUR	(1,174)	(1,425)
	0.400	01/18/2021	04/19/2021		GBP	(189)	(259)
NOM	0.850	09/25/2020	03/24/2021		$	(2,693)	(2,701)
	0.850	09/25/2020	03/25/2021			(5,246)	(5,262)
RDR	0.330	01/08/2021	02/08/2021			(3,587)	(3,588)
RTA	0.660	01/06/2021	04/06/2021			(3,637)	(3,639)
SOG	0.400	01/06/2021	02/08/2021			(584)	(584)
	0.400	01/20/2021	03/26/2021			(3,748)	(3,748)
	0.400	01/22/2021	03/26/2021			(3,071)	(3,072)
	0.600	02/01/2021	04/07/2021			(772)	(772)
	0.630	10/28/2020	04/28/2021			(1,273)	(1,275)
	0.780	10/22/2020	02/24/2021			(1,239)	(1,241)
	0.860	10/21/2020	04/19/2021			(1,119)	(1,122)
	0.870	09/11/2020	03/10/2021			(1,669)	(1,675)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.950%	07/31/2020	02/01/2021		$	(823)	$(827)
TDM	0.300	11/20/2020	TBD	(3)		(9,206)	(9,212)
UBS	0.650	01/08/2021	04/08/2021			(3,526)	(3,528)
	0.650	01/15/2021	04/15/2021			(13,939)	(13,943)
	0.700	11/16/2020	02/16/2021			(483)	(484)

Total Reverse Repurchase Agreements							$(141,837)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(19,272)	$0	$(19,272)	$22,807	$3,535
BRC	0	(35,785)	0	(35,785)	41,043	5,258
BYR	0	(9,071)	0	(9,071)	11,265	2,194
CDC	0	(15,857)	0	(15,857)	18,140	2,283
CIW	0	(3,495)	0	(3,495)	1,956	(1,539)
FICC	3,125	0	0	3,125	(3,188)	(63)
JML	0	(1,684)	0	(1,684)	1,889	205
NOM	0	(7,963)	0	(7,963)	8,414	451
RDR	21,700	(3,588)	0	18,112	(18,401)	(289)
RTA	0	(3,639)	0	(3,639)	4,204	565
SOG	0	(14,316)	0	(14,316)	15,373	1,057
TDM	0	(9,212)	0	(9,212)	9,619	407
UBS	0	(17,955)	0	(17,955)	22,971	5,016

Total Borrowings and Other Financing Transactions	$24,825	$(141,837)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(2,535)	$(29,716)	$(63,971)	$(30,921)	$(127,143)
Non-Agency Mortgage-Backed Securities	0	(3,666)	0	0	(3,666)
Asset-Backed Securities	0	(790)	0	0	(790)
Sovereign Issues	0	(2,417)	(5,262)	0	(7,679)

Total Borrowings	$(2,535)	$(36,589)	$(69,233)	$(30,921)	$(139,278)

Payable for reverse repurchase agreements(5)					$(139,278)

(o)	Securities with an aggregate market value of $165,387 have been pledged as collateral under the terms of the above master agreements as of January 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2021 was $(125,323) at a weighted average interest rate of 0.755%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,559) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	71

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.886%	$	300	$(1)	$(4)	$(5)	$0	$(2)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	6.161		700	(3)	(20)	(23)	0	(7)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.248	EUR	7,100	(868)	9	(859)	0	(1)

							$(872)	$(15)	$(887)	$0	$(10)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	11,000	$(49)	$136	$87	$106	$0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	25,500	12	(43)	(31)	0	(3)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	1,952	4,507	5	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	673	1,396	0	(5)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	3,109	3,309	0	(27)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	6,291	8,439	0	(74)
Receive(5)	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	1	1	4	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	35,989	33,278	0	(363)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	(287)	(310)	16	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(19)	(277)	(296)	41	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	(618)	(652)	43	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(277)	(282)	8	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	10,318	10,370	443	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	325	422	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	(93)	(31)	13	0

							$3,008	$57,199	$60,207	$679	$(472)

Total Swap Agreements							$2,136	$57,184	$59,320	$679	$(482)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$679	$679	$0	$0	$(482)	$(482)

Cash of $10,836 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	02/2021	EUR	4,136		$5,076	$56	$0
	02/2021	PEN	2,223		612	1	0
	02/2021		$32,670	GBP	23,926	113	0
	02/2021		349	PEN	1,258	0	(3)
	02/2021		1	RUB	37	0	0
	03/2021	GBP	23,926		$32,674	0	(113)
	03/2021		$119	MXN	2,689	11	0
	03/2021		1	RUB	62	0	0
	07/2021		612	PEN	2,223	0	(1)

GLM	02/2021	GBP	26,829		$36,707	0	(53)
	02/2021		$16	RUB	1,251	0	0

HUS	02/2021		610	PEN	2,223	1	0
	02/2021		12	RUB	873	0	0
	03/2021		981	PEN	3,491	0	(21)

MYI	02/2021	GBP	426		$584	0	0

RYL	02/2021		$4,510	GBP	3,329	51	0

SCX	02/2021	EUR	19,445		$23,808	210	0
	03/2021		23,581		28,666	32	0

UAG	02/2021		$36	RUB	2,754	0	0

Total Forward Foreign Currency Contracts						$475	$(191)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.583%	$500	$(97)	$87	$0	$(10)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.583	700	(139)	124	0	(15)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.583	800	(166)	149	0	(17)

							$(402)	$360	$0	$(42)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.380%	Semi-Annual	04/12/2031	$	7,000	$(12)	$7	$0	$(5)

Total Swap Agreements								$(414)	$367	$0	$(47)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$0	$0	$(10)	$(10)	$(10)	$0	$(10)
CBK	181	0	0	181	(117)	0	0	(117)	64	0	64
GLM	0	0	0	0	(53)	0	0	(53)	(53)	0	(53)
GST	0	0	0	0	0	0	(15)	(15)	(15)	74	59
HUS	1	0	0	1	(21)	0	(17)	(38)	(37)	27	(10)
MYC	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
RYL	51	0	0	51	0	0	0	0	51	0	51
SCX	242	0	0	242	0	0	0	0	242	(290)	(48)

Total Over the Counter	$475	$0	$0	$475	$(191)	$0	$(47)	$(238)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	73

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(r)

Securities with an aggregate market value of $101 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$679	$679

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$475	$0	$475

	$0	$0	$0	$475	$679	$1,154

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$472	$482

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$191	$0	$191
Swap Agreements	0	42	0	0	5	47

	$0	$42	$0	$191	$5	$238

	$0	$52	$0	$191	$477	$720

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$2,303	$2,328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,955)	$0	$(4,955)
Swap Agreements	0	10	0	0	(247)	(237)

	$0	$10	$0	$(4,955)	$(247)	$(5,192)

	$0	$35	$0	$(4,955)	$2,056	$(2,864)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$205	$0	$0	$2,100	$2,305

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,794	$0	$2,794
Swap Agreements	0	121	0	0	7	128

	$0	$121	$0	$2,794	$7	$2,922

	$0	$326	$0	$2,794	$2,107	$5,227

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$2,277	$47,208	$9,888	$59,373
Corporate Bonds & Notes
Banking & Finance	0	91,888	0	91,888
Industrials	0	162,858	25	162,883
Utilities	0	40,256	0	40,256
Convertible Bonds & Notes
Industrials	0	1,479	0	1,479
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	8,434	0	8,434
Virginia	0	403	0	403
West Virginia	0	2,354	0	2,354
U.S. Government Agencies	0	6,283	2,417	8,700
Non-Agency Mortgage-Backed Securities	0	26,605	0	26,605
Asset-Backed Securities	0	47,044	4,626	51,670
Sovereign Issues	0	15,257	0	15,257
Common Stocks
Communication Services	734	0	3	737
Energy	1	0	0	1
Financials	0	0	377	377
Industrials	0	0	3,910	3,910
Warrants
Communication Services	0	0	1,371	1,371
Industrials	0	0	587	587
Information Technology	0	0	4,985	4,985

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Preferred Securities
Banking & Finance	$0	$4,404	$0	$4,404
Industrials	0	120	14,028	14,148
Real Estate Investment Trusts
Real Estate	6,756	0	0	6,756
Short-Term Instruments
Repurchase Agreements	0	24,825	0	24,825
Short-Term Notes	0	209	0	209
Argentina Treasury Bills	0	259	0	259
U.S. Treasury Bills	0	214	0	214

Total Investments	$9,768	$480,101	$42,217	$532,086

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	679	0	679
Over the counter	0	475	0	475

	$0	$1,154	$0	$1,154

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(482)	0	(482)
Over the counter	0	(238)	0	(238)

	$0	$(720)	$0	$(720)

Total Financial Derivative Instruments	$0	$434	$0	$434

Totals	$9,768	$480,535	$42,217	$532,520

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2021:

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$8,380	$7,976	$(5,859)	$19	$(3,949)	$3,008	$839	$(526)	$9,888	$(2)
Corporate Bonds & Notes
Industrials	0	23	0	0	0	2	0	0	25	2
U.S. Government Agencies	2,424	0	(26)	5	9	5	0	0	2,417	4
Asset-Backed Securities	8,532	0	(4,094)	0	(722)	910	0	0	4,626	49
Common Stocks
Communication Services	1	0	0	0	0	2	0	0	3	2
Financials	0	356	0	0	0	21	0	0	377	21
Industrials	191	1,306	0	0	0	2,413	0	0	3,910	2413
Real Estate	1251	0	(844)	0	0	(407)	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	75

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)	January 31, 2021	(Unaudited)

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Warrants
Communication Services	$0	$0	$0	$0	$0	$0	$1,371	$0	$1,371	$0
Industrials	0	0	0	0	0	587	0	0	587	587
Information Technology	0	2,252	0	0	0	2,733	0	0	4,985	2,733
Preferred Securities
Industrials	7,496	0	(2,377)	0	0	8,909	0	0	14,028	8,909

Totals	$28,275	$11,913	$(13,200)	$24	$(4,662)	$18,183	$2,210	$(526)	$42,217	$14,718

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,600	Market Based Approach	Recovery Value	100.000	—
	839	Other Valuation Techniques(2)	—	—	—
	4,378	Proxy Pricing	Base Price	91.800-100.000	95.101
	71	Third Party Vendor	Broker Quote	82.500-89.500	86.233
Corporate Bonds & Notes
Industrials	25	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	2,417	Proxy Pricing	Base Price	61.040	—
Asset-Backed Securities	4,626	Proxy Pricing	Base Price	10,250.000-105,445.665	52,193.148
Common Stocks
Communication Services	3	Other Valuation Techniques(2)	—	—	—
Financials	377	Other Valuation Techniques(2)	—	—	—
Industrials	3,692	Discounted Cash Flow	Discount Rate	15.250	—
	218	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	1,371	Reference Instrument	Liquidity Discount	$1.599	—
Industrials	587	Other Valuation Techniques(2)	—	—	—
Information Technology	4,985	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	14,028	Fundamental Valuation	Company Equity Value	$1,138,933,000.000	—

Total	$42,217

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund II	January 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.9%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	$4,613	$4,600

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~	77	78

Alphabet Holding Co., Inc.
3.621% (LIBOR03M + 3.500%) due 09/26/2024 ~	97	97

Banijay Entertainment S.A.S
3.881% (LIBOR03M + 3.750%) due 03/01/2025 ~	16	16

Caesars Resort Collection LLC
2.871% (LIBOR03M + 2.750%) due 12/23/2024 ~	9,642	9,544
4.621% (LIBOR03M + 4.500%) due 07/21/2025 ~	3,192	3,197

CenturyLink, Inc.
2.371% (LIBOR03M + 2.250%) due 03/15/2027 ~	269	268

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~	245	243

Cornerstone Building Brands, Inc.
3.876% (LIBOR03M + 3.750%) due 04/12/2025 ~	39	39

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	375	361

DTEK Investments Ltd.
5.121% (LIBOR03M + 5.000%) due 06/30/2023 «~	2,948	1,708

Emerald TopCo, Inc.
3.621% - 3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~	113	113

Envision Healthcare Corp.
3.871% (LIBOR03M + 3.750%) due 10/10/2025 ~	17,362	14,940

EyeCare Partners LLC
3.871% (LIBOR03M + 3.750%) due 02/18/2027 ~	59	58

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~	5,333	5,339

Forbes Energy Services LLC
TBD% due 04/13/2021	361	351

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~	3,000	3,013

Ingersoll Rand Co. Ltd.
1.871% (LIBOR03M + 1.750%) due 03/01/2027 ~	54	54

Innophos, Inc.
3.621% (LIBOR03M + 3.500%) due 02/07/2027 ~	23	23

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~	2	2

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	938	938

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~	2,100	2,124

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~	23	23

Lealand Finance Company B.V. (1.121% Cash and 3.000% PIK)
4.121% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	760	511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LogMeIn, Inc.
4.881% (LIBOR03M + 4.750%) due 08/31/2027 ~	$2,500	$2,500

McDermott Technology Americas, Inc.
3.121% (LIBOR03M + 3.000%) due 06/30/2024 «~	88	72

MH Sub LLC
3.621% (LIBOR03M + 3.500%) due 09/13/2024 ~	116	116

Milano Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~	1,000	1,004

Nascar Holdings, Inc.
2.871% (LIBOR03M + 2.750%) due 10/19/2026 ~	68	68

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~	6,665	7,166

Pacific Drilling Co. LLC
1.000% due 12/31/2025 «µ	71	71

Parexel International Corp.
2.807% (LIBOR03M + 2.750%) due 09/27/2024 ~	86	86

PetSmart, Inc.
TBD% due 01/27/2028	4,700	4,653
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~	9,453	9,459

Playtika Holding Corp.
7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~	3,537	3,562

PUG LLC
3.621% (LIBOR03M + 3.500%) due 02/12/2027 ~	5,591	5,381

Sasol Ltd.
TBD% due 11/23/2022 «	5,539	5,084

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 «~(d)	95	85

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	152	153

Starfruit Finco BV
3.129% (LIBOR03M + 3.000%) due 10/01/2025 ~	181	181

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~	3,287	3,266

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	8,768	8,034

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	449	451

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~	3,428	3,424

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	3,765	3,759

Valaris PLC
TBD% - 8.000% due 08/17/2021 «µ(d)	38	37

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~	658	612

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)	4,040	2,020

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~	2,835	2,798

Total Loan Participations and Assignments (Cost $115,890)		111,682

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 81.3%

BANKING & FINANCE 24.3%

Ally Financial, Inc.
8.000% due 11/01/2031		$471	$684
8.000% due 11/01/2031 (o)		974	1,404

Ambac LSNI LLC
6.000% due 02/12/2023 •		465	468

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	2,220	2,798
3.625% due 09/24/2024		2,103	2,726
10.500% due 07/23/2029		700	1,080

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	800	237

Bank of Ireland Group PLC
6.000% due 03/01/2026 •(k)	EUR	2,075	2,709

Bank of Nova Scotia
4.900% due 06/04/2025 •(k)(l)		$2,191	2,358

Barclays Bank PLC
7.625% due 11/21/2022 (l)		1,073	1,193

Barclays PLC
6.125% due 12/15/2025 •(k)(l)		2,115	2,295
7.125% due 06/15/2025 •(k)	GBP	1,200	1,837
7.750% due 09/15/2023 •(k)(l)		$1,000	1,091
7.875% due 09/15/2022 •(k)	GBP	415	605
8.000% due 06/15/2024 •(k)(l)		$400	449

BGC Partners, Inc.
3.750% due 10/01/2024 (o)		1,200	1,260
4.375% due 12/15/2025 (o)		2,100	2,246

Brookfield Finance, Inc.
4.700% due 09/20/2047 (o)		142	176

Cantor Fitzgerald LP
4.875% due 05/01/2024		31	34

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		2,716	1,013

Credit Agricole S.A.
7.875% due 01/23/2024 •(k)(o)		300	339

Credit Suisse Group AG
7.500% due 07/17/2023 •(k)(l)		200	218
7.500% due 12/11/2023 •(k)		1,463	1,626
7.500% due 12/11/2023 •(k)(l)(o)		5,780	6,423

Equitable Holdings, Inc.
5.000% due 04/20/2048		9	12

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	100	121
0.000% due 12/07/2022 •		100	118
0.217% due 11/15/2023 ~•		100	117
3.375% due 11/13/2025		$1,000	1,018
4.389% due 01/08/2026		1,400	1,491
5.125% due 06/16/2025 (o)		2,700	2,936

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		377	391
6.750% due 03/15/2022		247	248

GSPA Monetization Trust
6.422% due 10/09/2029 (o)		3,114	3,447

HSBC Holdings PLC
4.750% due 07/04/2029 •(k)	EUR	4,400	5,977
5.875% due 09/28/2026 •(k)(o)	GBP	200	300
6.000% due 09/29/2023 •(k)(o)	EUR	2,070	2,740
6.500% due 03/23/2028 •(k)(l)		$300	339

Hunt Cos., Inc.
6.250% due 02/15/2026		26	27

ING Groep NV
4.875% due 05/16/2029 •(k)		2,700	2,747
5.750% due 11/16/2026 •(k)(l)		1,600	1,735

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	200	251
3.950% due 06/30/2022	GBP	4,466	6,206

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$68	69

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		37	36

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(l)(o)		5,999	6,857

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	77

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 06/27/2023 •(k)	GBP	2,300	$3,430
7.875% due 06/27/2029 •(k)		6,518	11,089

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (o)		$3,700	3,769
4.500% due 01/15/2028 (o)		2,291	2,414

Natwest Group PLC
6.000% due 12/29/2025 •(k)(l)		2,400	2,649
8.000% due 08/10/2025 •(k)(l)(o)		5,990	7,046
8.625% due 08/15/2021 •(k)(l)		2,100	2,178

Navient Corp.
5.625% due 08/01/2033		48	46

Newmark Group, Inc.
6.125% due 11/15/2023		62	67

OneMain Finance Corp.
6.125% due 03/15/2024		134	147

PRA Group, Inc.
7.375% due 09/01/2025		2,000	2,149

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)	GBP	2,025	2,999
7.375% due 06/24/2022 •(k)		4,100	5,849

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)		$200	221
7.375% due 10/04/2023 •(k)(l)		600	648

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)	EUR	9,097	14,523

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	619	1,148
6.052% due 10/13/2039		2,256	4,235

TP ICAP PLC
5.250% due 01/26/2024 (o)		2,980	4,484

UniCredit SpA
7.830% due 12/04/2023 (o)		$4,160	4,910

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,743	3,944

Uniti Group LP
7.875% due 02/15/2025 (o)		$14,880	15,996

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (o)		6,929	4,175

			170,568

INDUSTRIALS 45.1%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (o)		1,600	1,793

Altice Financing S.A.
7.500% due 05/15/2026		2,600	2,730

Arches Buyer, Inc.
6.125% due 12/01/2028		700	719

Associated Materials LLC
9.000% due 09/01/2025		304	325

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		2,000	2,000

Ball Corp.
2.875% due 08/15/2030 (o)		1,230	1,226

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		148	114

Boeing Co.
5.040% due 05/01/2027 (o)		382	445
5.150% due 05/01/2030 (o)		884	1,051
5.705% due 05/01/2040 (o)		860	1,093
5.805% due 05/01/2050 (o)		1,116	1,474
5.930% due 05/01/2060 (o)		1,036	1,394

Bombardier, Inc.
6.000% due 10/15/2022		1,432	1,424
6.125% due 01/15/2023		830	834
7.500% due 12/01/2024		3,302	3,186
7.500% due 03/15/2025 (o)		5,828	5,464
7.875% due 04/15/2027 (o)		2,803	2,592

Broadcom, Inc.
2.600% due 02/15/2033 (o)		1,200	1,192
3.500% due 02/15/2041 (o)		2,700	2,725
3.750% due 02/15/2051 (o)		1,100	1,127
4.150% due 11/15/2030 (o)		586	665
4.300% due 11/15/2032 (o)		676	783
5.000% due 04/15/2030		46	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CCO Holdings LLC
4.250% due 02/01/2031 (o)		$7,759	$7,960
4.500% due 08/15/2030		170	179
4.750% due 03/01/2030		176	187

Charter Communications Operating LLC
3.700% due 04/01/2051		200	198
3.850% due 04/01/2061		400	384

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		161	168

Community Health Systems, Inc.
4.750% due 02/15/2031 (c)		600	601
5.625% due 03/15/2027 (o)		5,010	5,267
6.000% due 01/15/2029		1,060	1,128
6.625% due 02/15/2025 (o)		4,788	5,049
8.000% due 03/15/2026 (o)		494	532
8.625% due 01/15/2024 (o)		846	884

Connect Finco SARL
6.750% due 10/01/2026		62	66

Corning, Inc.
5.450% due 11/15/2079		77	102

CSC Holdings LLC
3.375% due 02/15/2031		500	489

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)		782	1,001

Delta Air Lines, Inc.
7.375% due 01/15/2026		920	1,058

Diamond Resorts International, Inc.
10.750% due 09/01/2024		1,476	1,526

Energy Transfer Operating LP
3.750% due 05/15/2030		86	90
5.000% due 05/15/2050		78	81

Envision Healthcare Corp.
8.750% due 10/15/2026		2,356	1,598

Exela Intermediate LLC
10.000% due 07/15/2023		120	39

Ferroglobe PLC
9.375% due 03/01/2022		1,700	1,420

First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,485
6.875% due 03/01/2026		1,000	1,043

Ford Motor Co.
7.700% due 05/15/2097 (o)		9,770	11,418

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		7,590	7,832

Fresnillo PLC
4.250% due 10/02/2050 (o)		2,000	2,133

Frontier Finance PLC
8.000% due 03/23/2022	GBP	3,450	4,869

Full House Resorts, Inc.
8.575% due 02/02/2024		$288	278
9.738% due 02/02/2024		25	24

General Electric Co.
4.350% due 05/01/2050 (o)		3,700	4,281
5.875% due 01/14/2038		22	29
6.150% due 08/07/2037		6	8
6.875% due 01/10/2039		9	13

GFL Environmental, Inc.
3.500% due 09/01/2028 (o)		3,300	3,252

HCA, Inc.
7.500% due 11/15/2095		1,200	1,577

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		2,200	2,239
4.000% due 05/01/2031		2,200	2,264

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		8,100	8,521

Hologic, Inc.
3.250% due 02/15/2029 (o)		2,100	2,138

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		1,177	1,256

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		468	498

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		345	381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026		$300	$302

Innophos Holdings, Inc.
9.375% due 02/15/2028		124	136

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		52	13

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		2,953	2,060
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024 ^(e)		11,500	8,336
9.750% due 07/15/2025 ^(e)		9,438	6,858

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		1,508	126
8.125% due 06/01/2023 ^(e)(o)		7,535	586

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		6,700	6,835
7.750% due 10/15/2025 (o)		3,300	3,587

JetBlue Pass-Through Trust
4.000% due 05/15/2034 (o)		1,500	1,643

Kinder Morgan, Inc.
7.800% due 08/01/2031 (o)		3,500	5,075

Kraft Heinz Foods Co.
5.500% due 06/01/2050		200	247

Marriott International, Inc.
4.625% due 06/15/2030		40	46

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		2,100	2,235

MGM Resorts International
4.750% due 10/15/2028 (o)		2,700	2,818

Mileage Plus Holdings LLC
6.500% due 06/20/2027 (o)		1,200	1,314

Mohegan Gaming & Entertainment
8.000% due 02/01/2026		600	594

NCL Corp. Ltd.
3.625% due 12/15/2024		76	67
10.250% due 02/01/2026		2,045	2,377
12.250% due 05/15/2024 (o)		3,440	4,009

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,300	1,918
3.875% due 11/15/2029		1,734	2,580
4.625% due 05/15/2029		5,900	9,125
4.875% due 06/15/2030		$100	122
5.375% due 11/15/2029		62	78

New Albertson’s LP
6.570% due 02/23/2028		6,800	6,824

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (o)		6,400	7,140

Noble Corp.
15.000% due 02/16/2028 «(c)		51	51

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		262	151

Northriver Midstream Finance LP
5.625% due 02/15/2026		2,300	2,359

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/01/2021 (h)(k)		1,101	9

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		219	235

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)		405	107

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,476	7,212
4.875% due 02/21/2028		318	384
5.350% due 02/12/2028 (o)		$690	663
5.950% due 01/28/2031 (o)		2,594	2,461
6.490% due 01/23/2027		80	82
6.500% due 03/13/2027 (o)		2,894	3,000
6.750% due 09/21/2047		50	44
6.840% due 01/23/2030 (o)		2,530	2,546
6.950% due 01/28/2060 (o)		320	281
7.690% due 01/23/2050		2,320	2,197

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	400	490

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		$4,300	4,617

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
3.375% due 08/31/2027		$2,975	$2,940

QualityTech LP
3.875% due 10/01/2028		2,000	2,043

QVC, Inc.
5.950% due 03/15/2043 (o)		2,954	3,074

Rite Aid Corp.
8.000% due 11/15/2026		700	753

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	2,441

Sands China Ltd.
5.125% due 08/08/2025 (o)		$200	224
5.400% due 08/08/2028 (o)		5,811	6,703

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		1,909	1,935

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		267	264
3.950% due 06/15/2023		3,142	3,113

Staples, Inc.
7.500% due 04/15/2026		13	13

Studio City Finance Ltd.
6.000% due 07/15/2025		2,100	2,216
6.500% due 01/15/2028		2,100	2,257

Tenet Healthcare Corp.
6.750% due 06/15/2023		2,100	2,281

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		1,913	1,947

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		1,369	1,375

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	133

Topaz Solar Farms LLC
4.875% due 09/30/2039		$2,140	2,316
5.750% due 09/30/2039 (o)		12,465	14,414

TransDigm, Inc.
5.500% due 11/15/2027		116	119

Transocean Pontus Ltd.
6.125% due 08/01/2025		119	110

Transocean, Inc.
7.250% due 11/01/2025		74	42
7.500% due 01/15/2026		69	35
8.000% due 02/01/2027		134	69

Triumph Group, Inc.
5.250% due 06/01/2022		25	24
6.250% due 09/15/2024		70	69

U.S. Renal Care, Inc.
10.625% due 07/15/2027		69	76

Uber Technologies, Inc.
6.250% due 01/15/2028		1,600	1,722

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	425

United Airlines Pass-Through Trust
5.875% due 04/15/2029 (o)		3,708	4,152

United Group BV
4.875% due 07/01/2024	EUR	100	124

Univision Communications, Inc.
5.125% due 02/15/2025		$571	575

Valaris PLC
5.750% due 10/01/2044 ^(e)		309	21
7.750% due 02/01/2026 ^(e)		18	1

Vale Overseas Ltd.
6.875% due 11/21/2036		53	76
6.875% due 11/10/2039		41	60

Veritas US, Inc.
7.500% due 09/01/2025		1,123	1,155

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		2,961	3,452

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		2,000	2,000

VOC Escrow Ltd.
5.000% due 02/15/2028		2,200	2,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		$46	$45
6.250% due 02/01/2050		32	36

Windstream Escrow LLC
7.750% due 08/15/2028		8,528	8,651

WMG Acquisition Corp.
3.000% due 02/15/2031 (o)		5,909	5,761

Wyndham Destinations, Inc.
3.900% due 03/01/2023		74	75
4.625% due 03/01/2030		47	49
5.650% due 04/01/2024		10	11
6.000% due 04/01/2027		740	820

Wynn Las Vegas LLC
5.500% due 03/01/2025		3,800	3,920

Wynn Macau Ltd.
5.125% due 12/15/2029		200	202
5.500% due 01/15/2026		1,600	1,654
5.625% due 08/26/2028		1,000	1,030

YPF S.A.
38.275% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,850	51

Yum! Brands, Inc.
3.625% due 03/15/2031		$2,700	2,649

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		77	80

			315,831

UTILITIES 11.9%

AT&T, Inc.
3.100% due 02/01/2043 (o)		1,402	1,367
3.300% due 02/01/2052 (o)		1,402	1,323
3.500% due 06/01/2041 (o)		1,134	1,172
3.500% due 02/01/2061 (o)		1,422	1,354
3.650% due 06/01/2051 (o)		3,902	3,921
3.850% due 06/01/2060 (o)		2,548	2,582

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		200	207

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		1,252	854

Edison International
5.750% due 06/15/2027		65	78

Frontier Communications Corp.
5.000% due 05/01/2028		1,400	1,454

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (o)		8,000	8,930

Lumen Technologies, Inc.
4.000% due 02/15/2027		62	64

Northwestern Bell Telephone
7.750% due 05/01/2030 (o)		12,625	15,199

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		20	20

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		236	72

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,010	972

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		7,497	1,155

Pacific Gas & Electric Co.
3.250% due 06/15/2023 (o)		1,593	1,662
3.300% due 03/15/2027 (o)		1,741	1,866
3.400% due 08/15/2024 (o)		394	423
3.450% due 07/01/2025 (o)		1,445	1,563
3.500% due 06/15/2025 (o)		381	412
3.750% due 07/01/2028 (o)		1,445	1,587
3.750% due 08/15/2042		22	22
4.000% due 12/01/2046		8	8
4.300% due 03/15/2045		27	28
4.500% due 07/01/2040 (o)		2,873	3,148
4.500% due 12/15/2041		22	23
4.550% due 07/01/2030 (o)		4,311	4,925
4.600% due 06/15/2043		18	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.650% due 08/01/2028 (o)		$1,055	$1,209
4.750% due 02/15/2044 (o)		779	862
4.950% due 07/01/2050 (o)		4,703	5,354

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		4,895	5,383
6.625% due 01/16/2034	GBP	100	171
6.750% due 06/03/2050		$2,200	2,578

Rio Oil Finance Trust
8.200% due 04/06/2028		243	277
9.250% due 07/06/2024		1,719	1,925
9.750% due 01/06/2027		460	538

Southern California Edison Co.
3.650% due 02/01/2050		31	33
5.750% due 04/01/2035		10	14
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		40	50

Sprint Corp.
7.125% due 06/15/2024 (o)		4,700	5,486
7.625% due 02/15/2025 (o)		494	591
7.625% due 03/01/2026 (o)		2,122	2,619

Talen Energy Supply LLC
6.625% due 01/15/2028		30	31

Transocean Poseidon Ltd.
6.875% due 02/01/2027		114	103

			83,638

Total Corporate Bonds & Notes (Cost $543,676)			570,037

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		3,400	3,144

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		10	1

Total Convertible Bonds & Notes (Cost $3,407)			3,145

MUNICIPAL BONDS & NOTES 3.5%

CALIFORNIA 0.4%

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,807

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		56	63

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	43
7.350% due 07/01/2035		20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		100	112

			243

OHIO 2.3%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111		11,000	15,767

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		800	849

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	79

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$45,700	$4,913

Total Municipal Bonds & Notes (Cost $15,552)		24,579

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
3.500% due 02/25/2042 (a)	520	51
3.780% due 02/25/2040 •	310	322
4.500% due 11/25/2042 (a)	1,424	207
6.120% due 01/25/2040 •(a)	223	40

Freddie Mac
0.000% due 02/25/2046 (b)(h)	2,697	2,321
0.100% due 02/25/2046 (a)	9,876	1
0.700% due 11/25/2055 ~(a)	34,612	2,435
3.000% due 02/15/2033 (a)	1,249	109
3.500% due 12/15/2032 (a)	1,996	205
6.171% due 11/25/2055 «~	8,389	5,121
7.680% due 12/25/2027 •	2,868	3,169
10.880% due 03/25/2025 •	715	773
11.616% due 09/15/2035 •(o)	776	1,091

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	359	36
4.000% due 10/16/2042 - 10/20/2042 (a)	250	34

Total U.S. Government Agencies (Cost $16,374)		15,915

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.4%

Banc of America Funding Corp.
6.000% due 01/25/2037	4,174	4,086

Banc of America Funding Trust
3.371% due 01/20/2047 ^~	666	638

Barclays Commercial Mortgage Securities Trust
1.317% due 07/15/2037 •	3,200	3,169

BCAP LLC Trust
3.233% due 08/28/2037 ~	4,023	3,993
3.302% due 07/26/2037 ~	6,422	6,035
3.802% due 09/26/2036 ~	4,950	4,949
4.862% due 03/26/2037 þ	716	891
5.750% due 12/26/2035 ~	2,586	2,298
6.250% due 11/26/2036	3,173	2,835
6.555% due 08/26/2037 ~	11,826	10,598
9.014% due 05/26/2037 ~	1,015	445
14.987% due 06/26/2036 ~	74	49

Bear Stearns ALT-A Trust
0.630% due 01/25/2036 ^•	754	944
3.041% due 11/25/2035 ~	4,985	4,134
3.113% due 11/25/2036 ^~	357	238
3.236% due 09/25/2047 ^~	4,724	3,264
3.244% due 09/25/2035 ^~	373	276

CD Mortgage Trust
5.688% due 10/15/2048	1,498	831

Chase Mortgage Finance Trust
3.061% due 12/25/2035 ^~	5	5
5.500% due 05/25/2036 ^	7	6

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	43	45
6.000% due 09/25/2037	511	525

Commercial Mortgage Loan Trust
6.045% due 12/10/2049 ~	1,475	631

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,863	1,503
6.000% due 08/25/2037 ^~	913	719

Countrywide Alternative Loan Trust
3.783% due 04/25/2036 ^~	679	639
5.500% due 03/25/2035	239	153
5.500% due 01/25/2036	397	326
5.750% due 01/25/2035	202	203
5.750% due 02/25/2035	268	257
5.750% due 12/25/2036 ^	710	441
6.000% due 02/25/2035	314	308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2036	$421	$269
6.000% due 04/25/2037 ^	1,437	904
6.250% due 11/25/2036 ^	587	524
6.250% due 12/25/2036 ^•	517	341
6.500% due 08/25/2036 ^	417	229

Countrywide Home Loan Mortgage Pass-Through Trust
0.710% due 03/25/2035 ^•	2,858	2,483
6.000% due 07/25/2037	1,363	885
6.250% due 09/25/2036 ^	442	294

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	372	315

Credit Suisse Mortgage Capital Certificates
3.089% due 10/26/2036 ~	6,975	5,463

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	122	88

First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~	177	158
3.676% due 05/25/2037 ^~	162	99

GS Mortgage Securities Trust
5.622% due 11/10/2039	682	239

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,426	1,795

Jackson Park Trust
3.242% due 10/14/2039 ~	2,116	2,046

JPMorgan Alternative Loan Trust
3.030% due 03/25/2036 ^~	1,252	1,118
3.215% due 03/25/2037 ^~	669	676
3.373% due 05/25/2036 ^~	1,152	888

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045	111	102

JPMorgan Mortgage Trust
2.575% due 02/25/2036 ^~	208	173
2.992% due 10/25/2035 ~	105	103
6.500% due 09/25/2035	80	75

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	640	330
5.562% due 02/15/2040 ^~	299	157

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	400	396
6.500% due 09/25/2037 ^	1,784	842

Lehman XS Trust
0.350% due 06/25/2047 •	1,383	1,317

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	369	174

Merrill Lynch Mortgage Investors Trust
3.294% due 03/25/2036 ^~	1,292	863

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	9	6

Residential Accredit Loans, Inc. Trust
3.970% due 12/26/2034 ^~	703	433
6.000% due 08/25/2036 ^	228	228

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	925	619
6.000% due 07/25/2037 ^	1,387	785
6.250% due 09/25/2037 ^	2,581	1,369

Residential Funding Mortgage Securities, Inc. Trust
4.706% due 09/25/2035 ~	471	338
4.765% due 08/25/2036 ^~	492	457

Structured Adjustable Rate Mortgage Loan Trust
2.867% due 11/25/2036 ^~	1,531	1,487
3.006% due 01/25/2036 ^~	1,651	1,156

SunTrust Adjustable Rate Mortgage Loan Trust
2.558% due 02/25/2037 ^~	142	133

WaMu Mortgage Pass-Through Certificates Trust
3.236% due 10/25/2036 ^~	539	516
3.316% due 07/25/2037 ^~	672	668
3.460% due 05/25/2037 ^~	788	769
3.470% due 02/25/2037 ^~	392	385

Worldwide Plaza Trust
3.596% due 11/10/2036 ~	5,600	5,692

Total Non-Agency Mortgage-Backed Securities (Cost $88,352)		93,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 11.6%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	$1,321

Apidos CLO
0.000% due 07/22/2026 ~		$1,500	6
0.000% due 01/20/2031 ~		4,500	2,660

Argent Securities Trust
0.510% due 03/25/2036 •		3,429	2,325

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	2,024

Bear Stearns Asset-Backed Securities Trust
0.270% due 10/25/2036 ^•		$3,179	3,961
6.500% due 10/25/2036 ^		339	238

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		180,259	483

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,071
0.000% due 10/22/2031 ~		1,500	649

Citigroup Mortgage Loan Trust
0.280% due 12/25/2036 •(o)		13,474	6,965
0.290% due 12/25/2036 •		1,678	1,170

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,288

Countrywide Asset-Backed Certificates
0.270% due 12/25/2046 •		$10,445	9,549
0.270% due 06/25/2047 ^•(o)		1,218	1,146
0.330% due 06/25/2047 ^•		3,849	3,572

Countrywide Asset-Backed Certificates Trust
1.255% due 11/25/2035 •		4,008	3,960

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	820

Fremont Home Loan Trust
0.280% due 01/25/2037 •		13,170	7,535

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	253

Home Equity Mortgage Loan Asset-Backed Trust
0.290% due 07/25/2037 •		$2,752	1,898

Lehman XS Trust
6.790% due 06/24/2046 þ		1,407	1,431

Long Beach Mortgage Loan Trust
0.730% due 01/25/2036 •		3,652	3,317

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	1,255
0.000% due 03/15/2030 «(h)		6	1,484

Merrill Lynch Mortgage Investors Trust
0.468% due 04/25/2037 •		454	311

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		554	367

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,518

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	1,997

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	599
0.000% due 10/15/2048 «(h)		1	446

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	872
0.000% due 07/25/2040 «(h)		21	454
0.000% due 09/25/2040 (a)(h)		1,758	482

South Coast Funding Ltd.
0.843% due 08/10/2038 •		11,870	1,720

Taberna Preferred Funding Ltd.
0.585% due 12/05/2036 •		4,810	4,113
0.605% due 08/05/2036 •		303	262
0.605% due 08/05/2036 ^•		5,983	5,175
0.708% due 07/05/2035 •		1,938	1,715

Total Asset-Backed Securities (Cost $98,077)			81,412

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
0.125% due 07/09/2030 þ		4,052	1,485
0.125% due 07/09/2035 þ		4,041	1,306

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/09/2038 þ		$11,605	$4,564
0.125% due 07/09/2041 þ		3,877	1,411
0.125% due 07/09/2046 þ		115	40
1.000% due 08/05/2021 (j)	ARS	68,797	464
1.000% due 07/09/2029		$683	284
2.500% due 07/22/2021 (j)	ARS	21,875	148
15.500% due 10/17/2026		61,630	144
34.109% (BADLARPP) due 10/04/2022 ~		58	0
36.080% (BADLARPP + 2.000%) due 04/03/2022 ~		64,537	410

Autonomous City of Buenos Aires Argentina
37.331% (BADLARPP + 3.250%) due 03/29/2024 ~		260,837	1,523
39.028% (BADLARPP + 5.000%) due 01/23/2022 ~		93,360	610

Ghana Government International Bond
6.375% due 02/11/2027		$500	519
7.875% due 02/11/2035		600	608
8.750% due 03/11/2061		200	201

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	16,716	101
37.804% due 04/12/2025		363,012	1,926

South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,245
5.750% due 09/30/2049		1,200	1,160

Turkey Government International Bond
7.625% due 04/26/2029		500	578

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		200	218

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,205	1,394

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$28	3
9.250% due 09/15/2027 ^(e)		315	31

Total Sovereign Issues (Cost $34,944)			20,373

		SHARES
COMMON STOCKS 1.5%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		549,096	1,093

iHeartMedia, Inc. ‘A’ (f)		30,657	446

iHeartMedia, Inc. ‘B’ «(f)		412	5

			1,544

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		21,825	1

FINANCIALS 0.1%

Associated Materials Group, Inc. «(f)(m)		116,123	783

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.2%

Neiman Marcus Group Ltd. LLC «(f)(m)	82,915	$7,683

Noble Corp. PLC «(f)(m)	3,835	55

Westmoreland Mining Holdings LLC «(f)(m)	53,248	399

		8,137

Total Common Stocks (Cost $9,502)		10,465

WARRANTS 2.1%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «	199,662	2,857

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	819,000	1,221

INFORMATION TECHNOLOGY 1.5%

Windstream Holdings LLC - Exp. 03/24/2021 «	565,734	10,367

Total Warrants (Cost $8,820)		14,445

PREFERRED SECURITIES 5.8%

BANKING & FINANCE 1.6%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	1,800,000	793

Banco Santander S.A.
6.250% due 09/11/2021 •(k)	400,000	495

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(k)	70,000	69

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(k)	1,000,000	1,095

Nationwide Building Society
10.250% ~(k)	35,500	8,950

		11,402

INDUSTRIALS 4.2%

General Electric Co.
3.554% (US0003M + 3.330%) due 03/15/2021 ~(k)	268,000	253

Sequa Corp. (12.000% PIK)
12.000% «(d)	21,484	29,202

		29,455

Total Preferred Securities (Cost $25,175)		40,857

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.0%

REAL ESTATE 2.0%

Uniti Group, Inc.		274,273	$3,377

VICI Properties, Inc.		423,584	10,708

Total Real Estate Investment Trusts (Cost $7,262)			14,085

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (n) 5.7%
			39,793

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)	ARS	30,479	204

Republic of Argentina Bond
37.750% due 04/30/2021 (h)(i)		45,514	275

			479

ARGENTINA TREASURY BILLS 0.1%
5.650% due 09/13/2021 (h)(i)(j)		76,999	521

U.S. TREASURY BILLS 0.5%
0.082% due 02/04/2021 - 03/04/2021 (g)(h)(q)(s)		$3,805	3,805

Total Short-Term Instruments (Cost $44,682)			44,598

Total Investments in Securities (Cost $1,011,713)			1,045,414

Total Investments 149.1% (Cost $1,011,713)			$1,045,414

Financial Derivative Instruments (p)(r) 0.1% (Cost or Premiums, net $6,475)			933

Auction Rate Preferred Shares (12.4)%			(87,425)

Other Assets and Liabilities, net (36.8)%			(258,145)

Net Assets Applicable to Common Shareholders 100.0%			$700,777

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	81

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$737	$783	0.11%
Forbes Energy Services Ltd.	03/13/2020	944	1	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	7,683	1.10
Noble Corp. PLC	12/23/2020	0	55	0.01
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,534	399	0.06

		$5,934	$8,921	1.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	01/29/2021	02/01/2021	$293	U.S. Treasury Notes 0.125% due 09/30/2022	$(299)	$293	$293
RDR	0.070	01/29/2021	02/01/2021	39,500	U.S. Treasury Notes 0.375% due 04/30/2025 - 11/30/2025	(40,375)	39,500	39,500

Total Repurchase Agreements						$(40,674)	$39,793	$39,793

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.380%	01/22/2021	04/22/2021		GBP	(3,074)	$(4,213)
	0.470	10/22/2020	02/24/2021		$	(1,097)	(1,099)
	0.480	10/23/2020	03/26/2021			(1,395)	(1,397)
	0.635	10/19/2020	05/05/2021			(413)	(414)
	0.770	10/23/2020	03/26/2021			(1,773)	(1,777)
	0.860	10/22/2020	02/24/2021			(2,447)	(2,453)
	0.890	10/23/2020	03/26/2021			(2,608)	(2,614)
	1.250	11/19/2020	02/03/2021			(5,285)	(5,298)
BRC	0.500	03/25/2020	TBD	(3)		(115)	(115)
	0.550	01/12/2021	04/12/2021			(2,262)	(2,263)
	0.660	01/12/2021	04/12/2021			(2,835)	(2,836)
	0.660	01/19/2021	04/23/2021			(1,613)	(1,613)
	0.680	01/05/2021	04/05/2021			(6,746)	(6,749)
	0.880	08/25/2020	02/22/2021			(14,529)	(14,585)
	0.880	09/17/2020	02/22/2021			(4,426)	(4,441)
BYR	1.390	07/06/2020	03/31/2021			(11,591)	(11,604)
	1.390	09/30/2020	03/31/2021			(10,774)	(10,786)
	1.390	12/02/2020	03/31/2021			(1,662)	(1,664)
CDC	0.340	01/19/2021	02/22/2021			(14,438)	(14,440)
	0.340	01/22/2021	02/22/2021			(3,468)	(3,468)
	0.350	11/20/2020	TBD	(3)		(7,692)	(7,697)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.480%	10/21/2020	02/23/2021		$	(4,866)	$(4,873)
	0.500	10/21/2020	03/23/2021			(5,078)	(5,085)
	0.500	01/21/2021	03/23/2021			(963)	(963)
	0.830	10/23/2020	02/16/2021			(5,876)	(5,890)
	0.850	09/15/2020	03/15/2021			(5,997)	(6,016)
	0.880	10/21/2020	03/23/2021			(4,515)	(4,526)
CEW	0.654	01/06/2021	04/06/2021			(12,342)	(12,348)
	0.870	10/09/2020	04/07/2021			(11,659)	(11,691)
CIB	0.850	11/02/2020	02/05/2021			(920)	(922)
CIW	0.350	02/01/2021	03/08/2021			(2,502)	(2,502)
	0.500	10/30/2020	02/01/2021			(2,387)	(2,390)
CSG	0.750	01/28/2021	03/04/2021			(694)	(694)
FOB	0.350	01/08/2021	02/08/2021			(880)	(881)
	0.350	01/29/2021	03/05/2021			(1,397)	(1,397)
IND	0.470	11/10/2020	03/10/2021			(17,543)	(17,562)
	0.470	01/20/2021	03/10/2021			(2,460)	(2,460)
JML	(0.250)	01/15/2021	04/15/2021		EUR	(2,026)	(2,458)
	0.400	01/18/2021	04/19/2021		GBP	(189)	(259)
MZF	1.205	11/12/2020	02/11/2021		$	(858)	(861)
NOM	0.800	10/16/2020	02/16/2021			(6,930)	(6,946)
	0.800	11/24/2020	02/16/2021			(1,082)	(1,084)
	0.800	12/14/2020	02/16/2021			(1,955)	(1,957)
	0.850	11/04/2020	03/03/2021			(1,548)	(1,551)
RDR	0.330	01/08/2021	02/08/2021			(1,243)	(1,244)
SCX	0.770	10/16/2020	02/17/2021			(1,493)	(1,497)
	0.770	10/26/2020	02/17/2021			(2,131)	(2,135)
SOG	0.380	01/27/2021	03/30/2021			(6,521)	(6,521)
	0.380	01/29/2021	04/05/2021			(3,372)	(3,372)
	0.400	01/20/2021	03/26/2021			(9,833)	(9,834)
	0.400	01/22/2021	03/26/2021			(4,634)	(4,634)
	0.500	01/27/2021	TBD	(3)		(5,364)	(5,365)
	0.630	10/28/2020	04/28/2021			(2,636)	(2,641)
	0.630	01/21/2021	04/28/2021			(1,279)	(1,279)
	0.860	10/21/2020	04/19/2021			(4,338)	(4,349)
	0.870	09/14/2020	03/15/2021			(2,791)	(2,800)
TDM	0.300	11/20/2020	TBD	(3)		(5,571)	(5,575)
	0.550	12/29/2020	TBD	(3)		(5,692)	(5,695)
UBS	0.650	01/08/2021	04/08/2021			(12,569)	(12,575)
	0.650	01/15/2021	04/15/2021			(4,585)	(4,587)
	0.650	01/20/2021	04/16/2021			(2,481)	(2,482)
	0.700	11/16/2020	02/16/2021			(1,003)	(1,004)

Total Reverse Repurchase Agreements							$(274,431)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(19,265)	$0	$(19,265)	$22,162	$2,897
BRC	0	(32,602)	0	(32,602)	38,235	5,633
BYR	0	(24,054)	0	(24,054)	29,409	5,355
CDC	0	(52,958)	0	(52,958)	56,140	3,182
CEW	0	(24,039)	0	(24,039)	29,082	5,043
CIB	0	(922)	0	(922)	1,091	169
CIW	0	(4,892)	0	(4,892)	2,563	(2,329)
CSG	0	(694)	0	(694)	925	231
FICC	293	0	0	293	(299)	(6)
FOB	0	(2,278)	0	(2,278)	2,458	180
IND	0	(20,022)	0	(20,022)	21,521	1,499
JML	0	(2,717)	0	(2,717)	2,760	43
MZF	0	(861)	0	(861)	1,146	285
NOM	0	(11,538)	0	(11,538)	12,808	1,270
RDR	39,500	(1,244)	0	38,256	(39,076)	(820)
SCX	0	(3,632)	0	(3,632)	4,134	502

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	83

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
SOG	$0	$(40,795)	$0	$(40,795)	$45,668	$4,873
TDM	0	(11,270)	0	(11,270)	12,619	1,349
UBS	0	(20,648)	0	(20,648)	24,698	4,050

Total Borrowings and Other Financing Transactions	$39,793	$(274,431)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(2,390)	$(67,997)	$(169,600)	$(24,861)	$(264,848)
U.S. Government Agencies	0	(922)	0	0	(922)
Asset-Backed Securities	0	(6,159)	0	0	(6,159)

Total Borrowings	$(2,390)	$(75,078)	$(169,600)	$(24,861)	$(271,929)

Payable for reverse repurchase agreements(5)					$(271,929)

(o)	Securities with an aggregate market value of $316,355 have been pledged as collateral under the terms of the above master agreements as of January 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2021 was $(233,928) at a weighted average interest rate of 0.734%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,502) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.886%	$	2,300	$(4)	$(43)	$(47)	$0	$(14)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	6.161		1,600	(7)	(46)	(53)	0	(16)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.248	EUR	14,400	(1,758)	17	(1,741)	0	(2)

							$(1,769)	$(72)	$(1,841)	$0	$(32)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	13,300	$(59)	$164	$105	$128	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		3,200	141	148	289	98	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	150,500	73	(256)	(183)	0	(20)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	6,376	15,468	17	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	1,178	2,445	0	(8)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	5,426	5,769	0	(47)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	8,008	12,683	0	(111)
Receive(5)	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	2	2	7	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	87,266	80,693	0	(880)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	(125)	(135)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	(694)	(743)	103	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	(1,544)	(1,629)	108	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(978)	(996)	30	0

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.150%	Semi-Annual	12/11/2050	$	206,400	$(289)	$23,783	$23,494	$1,004	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	(20)	213	12	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	676	877	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	(227)	(75)	32	0

							$9,094	$129,183	$138,277	$1,546	$(1,066)

Total Swap Agreements							$7,325	$129,111	$136,436	$1,546	$(1,098)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,546	$1,546	$0	$0	$(1,098)	$(1,098)

(q)

Securities with an aggregate market value of $3,198 and cash of $19,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	02/2021	BRL	524		$103	$8	$0
	02/2021	EUR	8,608		10,563	117	0
	02/2021	GBP	357		488	0	(1)
	02/2021	PEN	4,523		1,245	2	0
	02/2021		$96	BRL	524	0	0
	02/2021		58,961	GBP	43,181	203	0
	02/2021		719	PEN	2,594	0	(6)
	03/2021	GBP	43,181		$58,969	0	(203)
	03/2021		$247	MXN	5,571	24	0
	07/2021		1,244	PEN	4,523	0	(2)

GLM	02/2021	GBP	42,824		$58,591	0	(84)
	02/2021		$55	RUB	4,237	0	0

HUS	02/2021		1,241	PEN	4,523	2	0
	02/2021		22	RUB	1,625	0	0
	03/2021		1,544	PEN	5,492	0	(34)

SCX	02/2021	BRL	524		$96	0	0
	02/2021	EUR	44,729		54,765	484	0
	02/2021		$96	BRL	524	0	0
	02/2021		18	RUB	1,411	0	0
	03/2021	BRL	524		$96	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	85

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2021	EUR	53,337		$64,838	$72	$0

UAG	02/2021		$71	RUB	5,370	0	0

Total Forward Foreign Currency Contracts						$912	$(330)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.583%	$1,000	$(195)	$174	$0	$(21)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.583	1,400	(278)	248	0	(30)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.583	1,700	(353)	317	0	(36)

							$(826)	$739	$0	$(87)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.380%	Semi-Annual	04/12/2031	$	14,000	$(24)	$14	$0	$(10)

Total Swap Agreements								$(850)	$753	$0	$(97)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$0	$0	$(21)	$(21)	$(21)	$0	$(21)
CBK	354	0	0	354	(212)	0	0	(212)	142	0	142
GLM	0	0	0	0	(84)	0	0	(84)	(84)	0	(84)
GST	0	0	0	0	0	0	(30)	(30)	(30)	102	72
HUS	2	0	0	2	(34)	0	(36)	(70)	(68)	41	(27)
MYC	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
SCX	556	0	0	556	0	0	0	0	556	(670)	(114)

Total Over the Counter	$912	$0	$0	$912	$(330)	$0	$(97)	$(427)

(s)

Securities with an aggregate market value of $143 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,546	$1,546

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$912	$0	$912

	$0	$0	$0	$912	$1,546	$2,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$32	$0	$0	$1,066	$1,098

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$330	$0	$330
Swap Agreements	0	87	0	0	10	97

	$0	$87	$0	$330	$10	$427

	$0	$119	$0	$330	$1,076	$1,525

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$97	$0	$0	$5,758	$5,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,763)	$0	$(9,763)
Swap Agreements	0	21	0	0	(591)	(570)

	$0	$21	$0	$(9,763)	$(591)	$(10,333)

	$0	$118	$0	$(9,763)	$5,167	$(4,478)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$782	$0	$0	$3,394	$4,176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,536	$0	$5,536
Swap Agreements	0	248	0	0	14	262

	$0	$248	$0	$5,536	$14	$5,798

	$0	$1,030	$0	$5,536	$3,408	$9,974

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	87

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$4,653	$96,548	$10,481	$111,682
Corporate Bonds & Notes
Banking & Finance	0	170,568	0	170,568
Industrials	0	315,780	51	315,831
Utilities	0	83,638	0	83,638
Convertible Bonds & Notes
Industrials	0	3,144	0	3,144
Utilities	0	1	0	1
Municipal Bonds & Notes
California	0	2,807	0	2,807
Illinois	0	243	0	243
Ohio	0	15,767	0	15,767
Virginia	0	849	0	849
West Virginia	0	4,913	0	4,913
U.S. Government Agencies	0	10,794	5,121	15,915
Non-Agency Mortgage-Backed Securities	0	93,821	0	93,821
Asset-Backed Securities	0	72,839	8,573	81,412
Sovereign Issues	0	20,373	0	20,373
Common Stocks
Communication Services	1,539	0	5	1,544
Energy	1	0	0	1
Financials	0	0	783	783
Industrials	0	0	8,137	8,137
Warrants
Communication Services	0	0	2,857	2,857
Industrials	0	0	1,221	1,221
Information Technology	0	0	10,367	10,367

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2021
Preferred Securities
Banking & Finance	$0	$11,402	$0	$11,402
Industrials	0	253	29,202	29,455
Real Estate Investment Trusts
Real Estate	14,085	0	0	14,085
Short-Term Instruments
Repurchase Agreements	0	39,793	0	39,793
Short-Term Notes	0	479	0	479
Argentina Treasury Bills	0	521	0	521
U.S. Treasury Bills	0	3,805	0	3,805

Total Investments	$20,278	$948,338	$76,798	$1,045,414

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,546	0	1,546
Over the counter	0	912	0	912

	$0	$2,458	$0	$2,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,098)	0	(1,098)
Over the counter	0	(427)	0	(427)

	$0	$(1,525)	$0	$(1,525)

Total Financial Derivative Instruments	$0	$933	$0	$933

Totals	$20,278	$949,271	$76,798	$1,046,347

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2021:

Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$13,086	$8,696	$(10,095)	$34	$(8,251)	$6,305	$1,708	$(1,002)	$10,481	$(3)
Corporate Bonds & Notes
Industrials	0	47	0	0	0	4	0	0	51	4
U.S. Government Agencies	5,137	0	(55)	10	18	11	0	0	5,121	8
Asset-Backed Securities	17,699	0	(8,461)	0	(1,510)	845	0	0	8,573	(952)
Common Stocks
Communication Services	3	0	0	0	0	2	0	0	5	2
Financials	0	737	0	0	0	46	0	0	783	45
Industrials	400	2,719	0	0	0	5,018	0	0	8,137	5,018
Real Estate	2,573	0	(1,736)	0	0	(837)	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	0	2,857	0	2,857	0
Industrials	0	0	0	0	0	1,221	0	0	1,221	1,221
Information Technology	0	4,690	0	0	0	5,677	0	0	10,367	5,677
Preferred Securities
Industrials	15,604	0	(4,948)	0	0	18,546	0	0	29,202	18,546

Totals	$54,502	$16,889	$(25,295)	$44	$(9,743)	$36,838	$4,565	$(1,002)	$76,798	$29,566

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,708	Other Valuation Techniques(2)	—	—	—
	8,616	Proxy Pricing	Base Price	91.800-100.000	95.159
	157	Third Party Vendor	Broker Quote	82.500-89.500	86.289
Corporate Bonds & Notes
Industrials	51	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	5,121	Proxy Pricing	Base Price	61.040	—
Asset-Backed Securities	8,573	Proxy Pricing	Base Price	2,123.960-105,445.665	43,954.130
Common Stocks
Communication Services	5	Other Valuation Techniques(2)	—	—	—
Financials	783	Other Valuation Techniques(2)	—	—	—
Industrials	7,683	Discounted Cash Flow	Discount Rate	15.250	—
	454	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	2,857	Reference Instrument	Liquidity Discount	$1.599	—
Industrials	1,221	Other Valuation Techniques(2)	—	—	—
Information Technology	10,367	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	29,202	Fundamental Valuation	Company Equity Value	$1,138,933,000.000	—

Total	$76,798

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2021	89

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and reporting practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an

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Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of it’s share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

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income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Funds’ Boards of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would

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accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant

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changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s loan interests may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may acquire interests in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Acquisitions of loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by acquiring mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose

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not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related instruments in which the Funds may acquire interests include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Acquisitions of loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When acquiring a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because acquiring unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity

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tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date.

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Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at January 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they

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are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

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the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any)

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because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical

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delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Fund’s annual report dated July 31, 2020.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Call Risk	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	—	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Credit Default Swaps Risk	X	X	—	X	X

Credit Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X

Distribution Rate Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	—	X	X

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	—	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

LIBOR Transition Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Portfolio Turnover Risk	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	—	X	X

Reinvestment Risk	X	X	X	X	X

Repurchase Agreements Risk	—	X	X	X	X

Restricted Securities Risk	X	—	—	X	X

Segregation and Coverage Risk	X	X	X	X	X

Senior Debt Risk	X	X	—	X	X

Sovereign Debt Risk	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons

(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full

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amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable

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income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investments risk.

Equity Securities and Related Market Risk  is the risk that the values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund and may cause the Manager to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise

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earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of the Funds’ annual report dated July 31, 2020 for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to a Fund’s investments or the Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Changes Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize

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such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated

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Notes to Financial Statements	(Cont.)

unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without

110	PIMCO CLOSED-END FUNDS

January 31, 2021	(Unaudited)

limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge) also served as a trustee of certain funds for which Allianz Global Investors, U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence and Technology Opportunities Fund (AIO)), Virtus Investment Advisers, Inc. (“Virtus”) became the primary investment adviser of those funds (such Virtus-advised funds, the “Former Allianz-Managed Funds”), and therefore the Former Allianz-Managed Funds are no longer included within the same fund complex as the PIMCO-Managed Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended January 31, 2021, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$48,579	$133,642

PIMCO Corporate & Income Strategy Fund	6,819	40,207

PIMCO High Income Fund	19,966	30,434

PIMCO Income Strategy Fund	16,032	25,686

PIMCO Income Strategy Fund II	17,685	40,154

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer

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Notes to Financial Statements	(Cont.)

mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$218,734	$213,153	$965,584	$437,157

PIMCO Corporate & Income Strategy Fund	58,396	58,496	221,415	131,459

PIMCO High Income Fund	234,613	234,978	279,676	152,819

PIMCO Income Strategy Fund	0	0	157,376	96,670

PIMCO Income Strategy Fund II	0	0	277,210	158,501

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, each of PTY, PCN, PFL and PFN had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, PTY, PCN, PFL and PFN may offer and sell Common Shares having an aggregate offering value of up to $600,000,000, $200,000,000, $200,000,000 and $250,000,000, respectively. Each

Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each of PTY, PCN, PFL and PFN have entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement as of the end of the periods described below, as well as number of Common Shares sold and total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PTY		PCN
	Six Months Ended 1/31/2021	Year Ended 7/31/2020	Six Months Ended 1/31/2021	Year Ended 7/31/2020

Common Shares registered (aggregate $)	$600,000,000	$500,000,000	$200,000,000	$0

Common Shares sold	8,437,268	11,309,630	358,011	0

Offering proceeds (net of offering costs)	$140,786,974	$198,548,214	$6,101,161	0

	PFL		PFN
	Six Months Ended 1/31/2021	Year Ended 7/31/2020	Six Months Ended 1/31/2021	Year Ended 7/31/2020

Common Shares registered (aggregate $)	$200,000,000	$100,000,000	$250,000,000	$175,000,000

Common Shares sold	1,764,526	3,197,447	2,993,326	6,557,002

Offering proceeds (net of offering costs)	$18,748,194	$35,920,234	$28,396,662	$67,031,388

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

112	PIMCO CLOSED-END FUNDS

January 31, 2021	(Unaudited)

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended January 31, 2021, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of January 31, 2021
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	0.240%	0.160%	0.160%
Series T	1,596	0.240%	0.140%	0.160%
Series W	1,634	0.200%	0.140%	0.160%
Series TH	1,786	0.240%	0.160%	0.200%
Series F	1,742	0.220%	0.100%	0.200%
PIMCO Corporate & Income Strategy Fund
Series M	242	0.180%	0.120%	0.120%
Series T	180	0.180%	0.105%	0.120%
Series W	214	0.150%	0.105%	0.120%
Series TH	138	0.180%	0.120%	0.150%
Series F	167	0.165%	0.075%	0.150%
PIMCO High Income Fund
Series M	455	0.192%	0.128%	0.128%
Series T	526	0.192%	0.112%	0.128%
Series W	369	0.160%	0.112%	0.128%
Series TH	476	0.192%	0.128%	0.160%
Series F	496	0.176%	0.080%	0.160%
PIMCO Income Strategy Fund
Series T	698	1.615%	1.595%	1.597%
Series W	636	1.622%	1.592%	1.592%
Series TH	474	1.617%	1.595%	1.600%
PIMCO Income Strategy Fund II
Series M	671	1.612%	1.593%	1.598%
Series T	855	1.615%	1.595%	1.597%
Series W	627	1.622%	1.592%	1.592%
Series TH	706	1.617%	1.595%	1.600%

Series F	638	1.617%	1.592%	1.592%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders

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Notes to Financial Statements	(Cont.)

cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	150% 1.50%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	150% 1.50%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

In May 2020, Fitch downgraded its rating of the ARPS of PIMCO Income Strategy Fund and PIMCO Strategy Fund II from “AAA” to “AA” and updated it’s applicable spread over reference rate from 1.25% to 1.50%, indicating the downgrades reflected recent extreme market volatility and reduced asset liquidity, which have quickly eroded asset coverage cushions for closed-end funds and challenged fund managers’ ability to deleverage.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, (ii) and closed-end funds with material exposure to “BBB” category rated assets. The updated ratings criteria is expected to cap the credit ratings of each of the Funds’ ARPS at A, which may lead to a downgrade if such ARPS are rated higher than A at the time the new criteria take effect. In addition, future ratings downgrades may result in an increase to the Funds’ ARPS dividend rates.

On June 25, 2019, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 87%, with respect to PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, 88%, with respect to PIMCO High Income Fund, and 93%, with respect to PIMCO Corporate & Income Opportunity Fund, of the ARPS’ per share liquidation preference of $25,000 per share (or $21,750 per share for PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, $22,000 per share for PIMCO High Income Fund and $23,250 per share for PIMCO Corporate & Income Opportunity Fund) and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer”).

On or about July 26, 2019, each Fund announced the expiration and results of its Tender Offer.

Details of the ARPS tendered and not withdrawn for each Fund for the period ended July 31, 2019 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 07/31/2018	ARPS Tendered	ARPS Outstanding After Tender Offer as of 07/31/2019

PIMCO Corporate & Income Opportunity Fund	$25,000	$23,250	93%	$23,529,000	9,518	1,012	8,506

PIMCO Corporate & Income Strategy Fund	25,000	21,750	87	27,840,000	2,221	1,280	941

PIMCO High Income Fund	25,000	22,000	88	38,654,000	4,079	1,757	2,322

PIMCO Income Strategy Fund	25,000	21,750	87	5,285,250	2,051	243	1,808

PIMCO Income Strategy Fund II	25,000	21,750	87	4,371,750	3,698	201	3,497

114	PIMCO CLOSED-END FUNDS

January 31, 2021	(Unaudited)

There were no tender offers for the period ended January 31, 2021, and as such, the ARPS outstanding for each Fund as of January 31, 2021 remains consistent with those amounts presented in the table above.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended July 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$168,364	$136,849

PIMCO Corporate & Income Strategy Fund	63,172	53,043

PIMCO High Income Fund	174,522	198,760

PIMCO Income Strategy Fund	37,810	28,817

PIMCO Income Strategy Fund II	92,862	69,484

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of January 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Corporate & Income Opportunity Fund	$2,516,007	$449,571	$(164,870)	$284,701

PIMCO Corporate & Income Strategy Fund	828,374	215,390	(77,250)	138,140

PIMCO High Income Fund	1,248,342	362,541	(160,595)	201,946

PIMCO Income Strategy Fund	518,642	111,353	(38,352)	73,001

PIMCO Income Strategy Fund II	1,018,188	242,831	(78,684)	164,147

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Notes to Financial Statements	(Cont.)	January 31, 2021	(Unaudited)

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 1, 2021, the following distributions were declared to common shareholders payable March 1, 2021 to shareholders of record on February 11, 2021:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On March 1, 2021, the following distributions were declared to common shareholders payable April 1, 2021 to shareholders of record on March 11, 2021:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

There were no other subsequent events identified that require recognition or disclosure.

116	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Effective December 31, 2020 James A. Jacobson resigned from his position as Trustee of each Fund.

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Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BYR	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

CDC	Natixis Securities Americas LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY

CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CIW	CIBC World Markets Corp.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

CSG	Credit Suisse AG Cayman	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International	MZF	Mizuho Securities USA LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	RUB	Russian Ruble

AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona

BRL	Brazilian Real	MXN	Mexican Peso	TRY	Turkish New Lira

CLP	Chilean Peso	NOK	Norwegian Krone	USD (or $)	United States Dollar

DOP	Dominican Peso	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

118	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), each Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the semiannual period ended January 31, 2021 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the period.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2020	$0.1140	$0.0000	$0.0160	$0.1300

September 2020	$0.1227	$0.0000	$0.0073	$0.1300

October 2020	$0.1300	$0.0000	$0.0000	$0.1300

November 2020	$0.1258	$0.0000	$0.0042	$0.1300

December 2020	$0.1166	$0.0000	$0.0134	$0.1300

January 2021	$0.1278	$0.0000	$0.0022	$0.1300

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2020	$0.1125	$0.0000	$0.0000	$0.1125

September 2020	$0.1125	$0.0000	$0.0000	$0.1125

October 2020	$0.1125	$0.0000	$0.0000	$0.1125

November 2020	$0.1125	$0.0000	$0.0000	$0.1125

December 2020	$0.1125	$0.0000	$0.0000	$0.1125

January 2021	$0.1125	$0.0000	$0.0000	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2020	$0.0480	$0.0000	$0.0000	$0.0480

September 2020	$0.0480	$0.0000	$0.0000	$0.0480

October 2020	$0.0480	$0.0000	$0.0000	$0.0480

November 2020	$0.0480	$0.0000	$0.0000	$0.0480

December 2020	$0.0480	$0.0000	$0.0000	$0.0480

January 2021	$0.0480	$0.0000	$0.0000	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2020	$0.0863	$0.0000	$0.0037	$0.0900

September 2020	$0.0900	$0.0000	$0.0000	$0.0900

October 2020	$0.0900	$0.0000	$0.0000	$0.0900

November 2020	$0.0866	$0.0000	$0.0034	$0.0900

December 2020	$0.0796	$0.0000	$0.0104	$0.0900

January 2021	$0.0859	$0.0000	$0.0041	$0.0900

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2020	$0.0772	$0.0000	$0.0028	$0.0800

September 2020	$0.0800	$0.0000	$0.0000	$0.0800

October 2020	$0.0743	$0.0000	$0.0057	$0.0800

November 2020	$0.0800	$0.0000	$0.0000	$0.0800

December 2020	$0.0760	$0.0000	$0.0040	$0.0800

January 2021	$0.0705	$0.0000	$0.0095	$0.0800

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	JANUARY 31, 2021	119

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deustsche Bank Company Americas

60 Wall Street, 16th Floor

New York, New York 10005

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4011SAR_013121

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 29, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 29, 2021